                       GT GLOBAL DEVELOPING MARKETS FUND

                         PROSPECTUS -- NOVEMBER 1, 1997
--------------------------------------------------------------------------------

GT GLOBAL DEVELOPING MARKETS FUND (the "Fund") primarily seeks long-term capital appreciation. Its secondary investment objective is income, to the extent consistent with seeking capital appreciation. The Fund normally invests substantially all of its assets in issuers in the developing (or "emerging") markets of Asia, Europe, Latin America and elsewhere. A majority of the Fund's assets ordinarily is invested in emerging market equity securities. The Fund also invests in emerging market debt securities, which are selected based on their potential to provide a combination of capital appreciation and current income. There can be no assurance that the Fund will achieve its investment objectives.

The Fund is managed by Chancellor LGT Asset Management, Inc. (the "Manager"). The Manager and its worldwide affiliates are part of Liechtenstein Global Trust, a provider of global asset management and private banking products and services to individual and institutional investors.

The Fund is designed for long-term investors and not as a trading vehicle. The Fund does not represent a complete investment program, nor is it suitable for all investors. The Fund may invest significantly in equity and high yield, high risk ("lower quality") debt securities that are predominantly speculative. Investments of this type are subject to a greater risk of loss of principal and interest. The Fund's investments in securities of issuers in developing markets involves special considerations and risks that are not typically associated with investments in securities of issuers in the United States or in other more established markets. Investors should carefully assess the risks associated with an investment in the Fund.

This Prospectus sets forth concisely information an investor should know before investing and should be read carefully and retained for future reference. A Statement of Additional Information, dated November 1, 1997, has been filed with the Securities and Exchange Commission ("SEC") and, as supplemented or amended from time to time, is incorporated herein by reference. The Statement of Additional Information is available without charge by writing to the Fund at 50 California Street, 27th Floor, San Francisco, California 94111, or by calling
(800) 824-1580. It is also available, along with other related materials, on the SEC's Internet web site (http://www.sec.gov).

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

An investment in the Fund offers the following advantages:

/ / Access to Securities Markets Around the World

/ / Professional Management by a Leading Manager with Offices in the World's
    Major Markets

/ / Low $500 Minimum Investment

/ / Alternative Purchase Plan

/ / Automatic Dividend and Other Distribution Reinvestment at No Additional
    Sales Charge

/ / Exchange Privileges with the Corresponding Classes of the Other GT Global
    Mutual Funds

/ / Reduced Sales Charge Plans

/ / Dollar Cost Averaging Program

/ / Automatic Investment Plan

/ / Systematic Withdrawal Plan

/ / Portfolio Rebalancing Program

FOR FURTHER INFORMATION, CALL

(800) 824-1580 OR CONTACT YOUR FINANCIAL ADVISER.

[LOGO]

--------------------------------------------------------------------------------

THESE  SECURITIES HAVE NOT  BEEN APPROVED OR DISAPPROVED  BY THE SECURITIES AND
 EXCHANGE COMMISSION, NOR HAS THE  SECURITIES AND EXCHANGE COMMISSION  PASSED
   ON  THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.      ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               Prospectus Page 1

                       GT GLOBAL DEVELOPING MARKETS FUND

                               TABLE OF CONTENTS
------------------------------------------------------------

                                                                                              Page
                                                                                            ---------
Prospectus Summary........................................................................          3
Financial Highlights......................................................................          6
Alternative Purchase Plan.................................................................          7
Investment Objectives and Policies........................................................          8
Risk Factors..............................................................................         14
How to Invest.............................................................................         19
How to Make Exchanges.....................................................................         26
How to Redeem Shares......................................................................         27
Shareholder Account Manual................................................................         29
Calculation of Net Asset Value............................................................         30
Dividends, Other Distributions and Federal Income Taxation................................         31
Management................................................................................         33
Other Information.........................................................................         36

                               Prospectus Page 2

                       GT GLOBAL DEVELOPING MARKETS FUND

                               PROSPECTUS SUMMARY
------------------------------------------------------------
The following summary is qualified in its entirety by the more detailed information appearing in the body of this Prospectus.

The Fund:                                         The  Fund  is  a non-diversified  series  of  G.T. Investment  Funds,  Inc. (the
                                                  "Company").
Investment Objectives:         The Fund's  primary  investment  objective  is  long-term  capital appreciation;  its secondary  objective is  income, to  the extent consistent with seeking capital appreciation.
Principal Investments:         The Fund ordinarily invests a  majority of its assets in  emerging market  equity securities and  also may invest  in emerging market debt securities.
Principal Risk Factors:        There is no assurance  that the Fund  will achieve its  investment objectives.  The Fund's net asset  value per share will fluctuate, reflecting fluctuations  in  the  market value  of  its  portfolio holdings.
                               The  Fund invests  in foreign  securities. Investments  in foreign securities  involve  risks  relating  to  political  and  economic developments abroad and the differences between the regulations to which  U.S. and  foreign issuers  are subject.  Individual foreign economies also may differ favorably  or unfavorably from the  U.S.
                               economy.  Changes in  foreign currency exchange  rates will affect the Fund's  net  asset  value,  earnings,  and  gains  and  losses realized  on sales of securities.  Securities of foreign companies may be less liquid  and their prices more  volatile than those  of securities of comparable U.S. companies. The Fund normally invests substantially  all of its  assets in issuers  in emerging markets.
                               Such investments entail greater risks than investing in issuers in developed markets.
                               The Fund  may  engage in  certain  foreign currency,  options  and futures transactions to attempt to hedge against the overall level of  investment and  currency risk  associated with  its present or planned investments. Such transactions  involve certain risks  and transaction costs.
                               The value of debt securities held by the Fund generally fluctuates inversely  with interest rate  movements. Certain investment grade debt securities may  possess speculative qualities.  The Fund  may invest  in below investment grade  debt securities. Investments of this type are subject to a  greater risk of loss of principal  and interest.
                               See "Investment Objectives and Policies" and "Risk Factors."
Investment Manager:            The  Manager is part of Liechtenstein  Global Trust, a provider of global asset management and private banking products and  services
                               to   individual  and   institutional  investors,   entrusted  with
                               approximately $86  billion in  total assets  as of  September  30,
                               1997.  The Manager  and its worldwide  asset management affiliates maintain investment offices in  Frankfurt, Hong Kong, London,  New
                               York,  San Francisco,  Singapore, Sydney,  Tokyo and  Toronto. See
                               "Management."
Alternative Purchase Plan:     Investors may  select Class  A or  Class B  shares of  the  Fund's common  stock, each subject to  different expenses and a different sales charge structure.
  Class A Shares:              Offered at  net  asset  value plus  any  applicable  sales  charge
                               (maximum is 4.75% of public offering price) and subject to service and distribution fees at the annualized rate of up to 0.50% of the average daily net assets of the Class A shares.

                               Prospectus Page 3

                       GT GLOBAL DEVELOPING MARKETS FUND

                               PROSPECTUS SUMMARY
                                  (Continued)
--------------------------------------------------------------------------------

  Class B Shares:              Offered  at net asset  value (a maximum  contingent deferred sales charge of 5% of the shares' net asset value at time of purchase or sale (whichever is  less) is imposed  on certain redemptions  made within  six years of date of  purchase) and subject to service and distribution fees at  the annualized rate  of up to  1.00% of  the average daily net assets of the Class B shares.
Shares Available Through:      Class  A and Class  B shares are  available through broker/dealers that have entered into agreements  to sell shares with the  Fund's distributor,  GT Global,  Inc. ("GT  Global"). Shares  also may be acquired directly through GT Global or through exchanges of shares of the other GT Global Mutual Funds, which are open-end management investment companies advised and/or  administered by the  Manager.
                               See "How to Invest" and "Shareholder Account Manual."
Exchange Privileges:           Shares  of a class  of the Fund  may be exchanged  without a sales charge for shares of  the corresponding class  of other GT  Global
                               Mutual Funds. See "How to Make Exchanges" and "Shareholder Account
                               Manual." A redemption fee may apply on exchanges of Class A shares out of the Fund. See "How to Redeem Shares -- Redemption Fee."
Redemptions:                   Shares may be redeemed either through broker/dealers or the Fund's transfer  agent,  GT  Global  Investor  Services,  Inc. ("Transfer
                               Agent"). See  "How  to  Redeem Shares"  and  "Shareholder  Account
                               Manual."
Redemption Fee:                The  Fund  will deduct  and retain  a 2%  redemption fee  from the proceeds of all redemptions of Class A shares acquired as a result of the reorganization of G.T. Global Developing Markets Fund, Inc.
                               into the Fund.  The redemption  fee will  be imposed  on all  such redemptions made before May 1, 1998. See "How to Redeem Shares."
Dividends and Other            Dividends  and other distributions from net investment income, and
  Distributions:               net short-term capital gain, net  capital gain and net gains  from foreign currency transactions, if any, are paid annually.
Reinvestment:                  Dividends  and other distributions may be reinvested automatically in Fund  shares of  the distributing  class or  in shares  of  the corresponding  class  of other  GT Global  Mutual Funds  without a sales charge.
First Purchase:                $500 minimum ($100 for individual retirement accounts ("IRAs") and reduced amounts for certain other retirement plans).
Subsequent Purchases:          $100 minimum ($25 for IRAs  and reduced amounts for certain  other retirement plans).
Net Asset Value:               Quoted  daily for Class  A shares and expected  to be quoted daily for Class B shares in the financial section of most newspapers.
Other Features:
  Class A Shares:              Letter of Intent                  Dollar Cost Averaging Program
                               Quantity Discounts                Automatic Investment Plan
                               Right of Accumulation             Systematic Withdrawal Plan
                               Reinstatement Privilege           Portfolio Rebalancing Program
  Class B Shares:              Reinstatement Privilege           Systematic Withdrawal Plan
                               Dollar Cost Averaging Program     Portfolio Rebalancing Program
                               Automatic Investment Plan

                               Prospectus Page 4

                       GT GLOBAL DEVELOPING MARKETS FUND

                               PROSPECTUS SUMMARY
                                  (Continued)
--------------------------------------------------------------------------------

SUMMARY OF INVESTOR COSTS. The expenses and maximum transactions costs associated with investing in the Class A and Class B shares of the Fund are reflected in the following tables (1).

                                                                                                         CLASS A      CLASS B
                                                                                                       -----------  -----------
SHAREHOLDER TRANSACTION COSTS (2):
  Maximum sales charge on purchases of shares (as a % of offering price).............................       4.75%         None
  Sales charges on reinvested distributions to shareholders..........................................        None         None
  Maximum deferred sales charge (as a % of net asset value at time of purchase or sale, whichever is
    less)............................................................................................        None         5.0%
  Redemption charges (3).............................................................................        2.0%         None
  Exchange Fees:
    -- On first four exchanges each year.............................................................        None         None
    -- On each additional exchange...................................................................        $7.50       $7.50
ANNUAL FUND OPERATING EXPENSES (4):
  (AS A % OF AVERAGE NET ASSETS)
  Investment management and administration fees......................................................       0.98%        0.98%
  12b-1 distribution and service fees (5)............................................................       0.50%        1.00%
  Other expenses (after estimated waivers)...........................................................       0.52%        0.52%
                                                                                                       -----------  -----------
Total Fund Operating Expenses........................................................................       2.00%        2.50%
                                                                                                       -----------  -----------
                                                                                                       -----------  -----------

HYPOTHETICAL EXAMPLE OF EFFECT OF EXPENSES:

An investor would have directly or indirectly paid the following expenses at the end of the periods shown on a $1,000 investment in the Fund, assuming a 5% annual return:

                                                                                            ONE    THREE   FIVE     TEN
                                                                                            YEAR   YEARS   YEARS   YEARS
                                                                                            ----   -----   -----   -----
Class A Shares (6)........................................................................  $67    $108    $151    $271
Class B Shares:
    Assuming a complete redemption at end of period (7)...................................  $77    $111    $157    $286
    Assuming no redemption................................................................  $26    $ 79    $135    $286

------------------
(1) THESE TABLES ARE INTENDED TO ASSIST INVESTORS IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES ASSOCIATED WITH INVESTING IN THE FUND. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by National Association of Securities Dealers, Inc. rules regarding investment companies. THE "HYPOTHETICAL EXAMPLE" IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. THE FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. The tables and the assumption in the example of a 5% annual return are required by regulations of the SEC applicable to all mutual funds. The 5% annual return is not a prediction of and does not represent the Fund's projected or actual performance.

(2) Sales charge waivers are available for Class A and Class B shares, and reduced sales charge purchase plans are available for Class A shares. The maximum 5% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge generally declines by 1% annually thereafter, reaching zero after six years. See "How to Invest."

(3) The Fund will deduct and retain a 2% redemption fee from the proceeds of all redemptions of Class A shares acquired as a result of the reorganization of G.T. Global Developing Markets Fund, Inc. into the Fund. The redemption fee will be imposed on all such redemptions before May 1, 1998. See "How to Redeem Shares."

(4) Expenses are estimated based on the fees and expenses the Fund is expected to incur during its initial fiscal year as an open-end fund and the Manager's and GT Global's undertaking to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the annual rate of 2.00% and 2.50% of the average daily net assets of the Fund's Class A shares and Class B shares, respectively. Without waivers, "Other expenses" and "Total Fund Operating Expenses" are estimated to be 0.65% and 2.13%, respectively, for Class A shares and 0.65% and 2.63%, respectively, for Class B shares. "Other expenses" include custody, transfer agent, legal and audit fees and other operating expenses. See "Management" herein and in the Statement of Additional Information for more information. The Fund also offers Advisor Class shares to certain categories of investors. See "Alternative Purchase Plan." Advisor Class shares are not subject to 12b-1 distribution and service fees.

(5) Reflects maximum level of fees authorized for each Class under the Fund's Rule 12b-1 distribution plans. The actual level of fees may be lower.

(6) Assumes payment of maximum sales charge by the investor.

(7) Assumes payment of the applicable contingent deferred sales charge.

                               Prospectus Page 5

                       GT GLOBAL DEVELOPING MARKETS FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The table below provides condensed financial information concerning income and capital changes for one share of G.T. Global Developing Markets Fund, Inc. (the "Predecessor Fund") for the periods shown. This information is supplemented by the financial statements and accompanying notes appearing in the Statement of Additional Information. The financial information in the table below has been audited by Coopers & Lybrand L.L.P., independent accountants. The Predecessor Fund was a closed-end investment company whose single class of shares traded on the New York Stock Exchange ("NYSE"). On October 31, 1997, the Fund, which had no previous operating history, acquired the assets and assumed the liabilities of the Predecessor Fund. On that date, all shareholders of the Predecessor Fund received Class A shares of the Fund. The fees and expenses of the Fund will differ from those of the Predecessor Fund. The Fund's fiscal year end will be October 31, rather than December 31, which was the Predecessor Fund's fiscal year end.

                       GT GLOBAL DEVELOPING MARKETS FUND
            (SUCCESSOR TO G.T. GLOBAL DEVELOPING MARKETS FUND, INC.)

  (For the entire period shown, the Predecessor Fund operated as a closed-end investment company traded on the NYSE.)

                                                                                   YEAR ENDED        JANUARY 11, 1994
                                                                SIX MONTHS        DECEMBER 31,        (COMMENCEMENT
                                                                   ENDED      --------------------  OF OPERATIONS) TO
                                                               JUNE 30, 1997    1996       1995     DECEMBER 31, 1994
                                                               -------------  ---------  ---------  ------------------
Per Share Operating Performance:
Net asset value, beginning of period.........................    $   13.84    $   11.60  $   12.44      $    15.00
                                                               -------------  ---------  ---------      ----------
Income from investment operations:
  Net investment income......................................         0.20         0.53       0.72            0.35
  Net realized and unrealized gain (loss) on investments.....         1.35         2.19      (0.84)          (2.46)
                                                               -------------  ---------  ---------      ----------
    Net increase (decrease) from investment operations.......         1.55         2.72      (0.12)          (2.11)
                                                               -------------  ---------  ---------      ----------
Distributions to shareholders:
  From net investment income.................................           --        (0.48)     (0.72)          (0.35)
  From net realized gain on investments......................           --           --         --           (0.10)
                                                               -------------  ---------  ---------      ----------
    Total distributions......................................           --        (0.48)     (0.72)          (0.45)
                                                               -------------  ---------  ---------      ----------
Net asset value, end of period...............................    $   15.39    $   13.84  $   11.60      $    12.44
                                                               -------------  ---------  ---------      ----------
                                                               -------------  ---------  ---------      ----------
Total investment return (based on net asset value)(a)........        11.20%+      23.59%     (0.95)%         (14.07    )%+

Ratios and supplemental data:
Net assets, end of period (in 000's).........................  $   560,599    $ 504,012  $ 422,348  $      452,872
  Ratio of net investment income to average net assets.......         2.75%++      4.07%      6.33%           2.75%++
Ratio of expenses to average net assets:
  With expense reductions....................................         1.82%++      1.82%      1.77%           2.01%++
  Without expense reductions.................................         1.85%++      1.85%      1.80%           2.01%++
Portfolio turnover rate......................................          217%++       138%        75%             56%
Average commission rate per share paid on portfolio
 transactions................................................  $    0.0019    $  0.0022        N/A             N/A

------------------

+   Not annualized

++  Annualized

N/A Not Applicable

(a) Total investment return does not include sales charges and differs from the Predecessor Fund's total investment return based on market value.

                               Prospectus Page 6

                       GT GLOBAL DEVELOPING MARKETS FUND

                           ALTERNATIVE PURCHASE PLAN

--------------------------------------------------------------------------------

DIFFERENCES BETWEEN THE CLASSES. The primary difference between the two classes of the Fund's shares offered through this Prospectus lies in their sales charge structures and ongoing expenses, as summarized below. Class A and Class B shares represent the same interests in the Fund and have the same rights, except that each class bears the separate expenses of its Rule 12b-1 distribution plan and has exclusive voting rights with respect to such plan, and each class has a separate exchange privilege. See "Management" and "How to Make Exchanges." Each class has distinct advantages and disadvantages for different investors, and investors should choose the class that better suits their circumstances and objectives.

CLASS A SHARES. Class A shares are sold at net asset value plus an initial sales charge of up to 4.75% of the public offering price imposed at the time of purchase. This initial sales charge is reduced or waived for certain purchases. Purchases of $500,000 or more must be for Class A shares. Class A shares bear annual service and distribution fees of up to 0.50% of the average daily net assets of that class.

CLASS B SHARES. Class B shares are sold at net asset value with no initial sales charge at the time of purchase. Therefore, the entire amount of an investor's purchase payment is invested in the Fund. Class B shares bear annual service and distribution fees of up to 1.00% of the average daily net assets of that class, and Class B shareholders pay a contingent deferred sales charge of up to 5% of the lesser of the original purchase price or the net asset value of such shares at the time of redemption. The higher service and distribution fees paid by the Class B shares should cause that class to have a higher expense ratio and to pay lower dividends per share than Class A shares.

FACTORS TO CONSIDER IN CHOOSING A CLASS OF SHARES. In deciding which class of shares to purchase, investors should consider the foregoing factors as well as the following:

INTENDED HOLDING PERIOD. Over time, the cumulative expense of the 1.00% annual service and distribution fees on the Class B shares will approximate or exceed the expense of the applicable 4.75% maximum initial sales charge plus the 0.50% service and distribution fees on the Class A shares. For example, if net asset value remains constant, the Class B shares' aggregate service and distribution fees would be equal to the Class A shares' initial maximum sales charge and service and distribution fees approximately nine years after purchase. Thereafter, Class B shares would experience higher cumulative expenses. Investors who expect to maintain their investment in the Fund over the long-term but do not qualify for a reduced initial sales charge might elect the Class A initial sales charge alternative because the indirect expense to the shareholder of the accumulated service and distribution fees on the Class B shares eventually will exceed the initial sales charge paid by the shareholder plus the indirect expense to the shareholder of the accumulated distribution fees of Class A shares. Class B investors, however, enjoy the benefit of permitting all their dollars to work from the time the investments are made. Any positive investment return on this additional invested amount would partially or wholly offset the higher annual expenses borne by Class B shares. Because the Fund's future returns cannot be predicted, however, there can be no assurance that such a positive return will be achieved.

Finally, Class B shareholders pay a contingent deferred sales charge if they redeem during the first six years after purchase, unless a sales charge waiver applies. Investors expecting to redeem during this period should consider the cost of the applicable contingent deferred sales charge in addition to the annual Class B service and distribution fees, as compared with the cost of the applicable initial sales charge and the annual service and distribution fees applicable to the Class A shares.

REDUCED SALES CHARGES. Class A share purchases of $50,000 or more and Class A share purchases made under the Fund's reduced sales charge plans may be made at a reduced initial sales charge. See "How to Invest" for a complete list of reduced sales charges applicable to Class A purchases.

WAIVER OF SALES CHARGES. The entire initial sales charge on Class A shares is waived for certain eligible purchasers, and these purchasers' entire purchase price would be immediately invested in the Fund. Investors eligible for complete initial sales

                               Prospectus Page 7

                       GT GLOBAL DEVELOPING MARKETS FUND
charge waivers should purchase Class A shares. The contingent deferred sales charge is waived for certain redemptions of Class B shares. A 1% contingent deferred sales charge is imposed on certain redemptions of Class A shares on which no initial sales charge was assessed.

Investors should understand that the contingent deferred sales charge on the Class B shares and the initial sales charge on the Class A shares are both intended to compensate GT Global and selling broker/dealers for their distribution services. Broker/dealers may receive different levels of compensation for selling a particular class of shares.

See "How to Invest," "How to Redeem Shares," and "Management" for a more complete description of the initial and contingent deferred sales charges, service fees and distribution fees for Class A and Class B shares and "Dividends, Other Distributions and Federal Income Taxation" and "Calculation of Net Asset Value" for other differences between these two classes.

ADVISOR CLASS SHARES. Advisor Class shares are offered through a separate prospectus to (a) trustees or other fiduciaries purchasing shares for employee benefit plans that are sponsored by organizations that have at least 1,000 employees; (b) any account with assets of at least $10,000 if (i) a financial planner, trust company, bank trust department or registered investment adviser has investment discretion over such account, and (ii) the account holder pays such person as compensation for its advice and other services an annual fee of at least .50% on the assets in the account; (c) any account with assets of a least $10,000 if (i) such account is established under a "wrap fee" program and
(ii) the account holder pays the sponsor of such program an annual fee of at least .50% on the assets in the account; (d) accounts advised by one of the companies composing or affiliated with Liechtenstein Global Trust; and (e) any of the companies composing or affiliated with Liechtenstein Global Trust.

--------------------------------------------------------------------------------

                             INVESTMENT OBJECTIVES
                                  AND POLICIES

--------------------------------------------------------------------------------

The Fund's primary investment objective is long-term capital appreciation; its secondary objective is income, to the extent consistent with seeking capital appreciation. The Fund normally invests substantially all of its assets in issuers in the developing (or "emerging") markets of Asia, Europe, Latin America and elsewhere. A majority of the Fund's assets ordinarily are invested in emerging market equity securities. The Fund may invest in the following types of equity securities: common stock, preferred stock, securities convertible into common stock, American Depository Receipts, Global Depository Receipts, rights and warrants to acquire such securities and substantially similar forms of equity with comparable risk characteristics. The Fund may also invest in emerging market debt securities that will be selected based on their potential to provide a combination of capital appreciation and current income.

For purposes of the Fund's operations, emerging markets consist of all countries determined by the Manager to have developing or emerging economies and markets. These countries generally include every country in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. See "Investment Objectives and Policies" in the Statement of Additional Information for a complete list of all the countries that the Fund does not currently consider to be emerging markets.

For purposes of the Fund's policy of normally investing substantially all of its assets in issuers in

                               Prospectus Page 8

                       GT GLOBAL DEVELOPING MARKETS FUND
emerging markets, the Fund will consider investment in the following emerging markets:

  Algeria         Hong Kong      Peru
  Argentina       Hungary        Philippines
  Bolivia         India          Poland
  Botswana        Indonesia      Portugal
  Brazil          Israel         Republic of
  Bulgaria        Ivory Coast    Slovakia
  Chile           Jamaica        Russia
  China           Jordan         Singapore
  Colombia        Kazakhstan     Slovenia
  Costa Rica      Kenya          South Africa
  Cyprus          Lebanon        South Korea
  Czech           Malaysia       Sri Lanka
   Republic       Mauritius      Swaziland
  Dominican       Mexico         Taiwan
   Republic       Morocco        Thailand
  Ecuador         Nicaragua      Turkey
  Egypt           Nigeria        Ukraine
  El Salvador     Oman           Uruguay
  Finland         Pakistan       Venezuela
  Ghana           Panama         Zambia
  Greece          Paraguay       Zimbabwe

Although the Fund considers each of the above-listed countries eligible for investment, it will not be invested in all such markets at all times. Moreover, investing in some of those markets currently may not be desirable or feasible, due to the lack of adequate custody arrangements for the Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or for other reasons.

As used in this Prospectus, an issuer in an emerging market is an entity (1) for which the principal securities trading market is an emerging market, as defined above, (2) that (alone or on a consolidated basis) derives 50% or more of its total revenues from business in emerging markets, provided that, in the Manager's view, the value of such issuer's securities will tend to reflect emerging market developments to a greater extent than developments elsewhere, or
(3) organized under the laws of, or with a principal office in, an emerging market.

In selecting investments, the Manager seeks to identify those countries and industries where economic and political factors, including currency movements, are likely to produce above-average growth rates over the long term. The Manager seeks those emerging markets that have strongly developing economies and in which the markets are becoming more sophisticated. The Manager then invests in those companies in such countries and industries that it believes are best positioned and managed to take advantage of these economic and political factors. The Manager believes that the issuers of securities in emerging markets often have sales and earnings growth rates that exceed those in developed countries and that such growth rates may in turn be reflected in more rapid share price appreciation.

As opportunities to invest in securities in other emerging markets develop, the Fund expects to expand and further broaden the group of emerging markets in which it invests. In some cases, investments in debt securities could provide the Fund with access to emerging markets in the early stages of their economic development, when equity securities are not yet generally available or, in the Manager's view, do not yet present an acceptable investment alternative. While the Fund generally is not restricted in the portion of its assets that may be invested in a single region, under normal conditions its assets will be invested in issuers in at least four countries, and it will not invest more than 25% of its assets in issuers in one country. The Fund's holdings of any one foreign currency together with securities denominated in or indexed to such currency will not exceed 40% of its assets.

INVESTMENTS IN DEBT SECURITIES. The Fund may invest up to 50% of its total assets in the following types of emerging market debt securities: (1) debt securities issued or guaranteed by governments, their agencies, instrumentalities or political subdivisions, or by government owned, controlled or sponsored entities, including central banks (collectively, "Sovereign Debt"), including Brady Bonds; (2) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of Sovereign Debt; (3) debt securities issued by banks and other business entities; and (4) debt securities denominated in or indexed to the currencies of emerging markets. Debt securities held by the Fund may take the form of bonds, notes, bills, debentures, bank debt obligations, short-term paper, loan participations, assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of any of the foregoing. There is no requirement with respect to the maturity or duration of debt securities in which the Fund may invest.

There is no limitation on the percentage of the Fund's assets that may be invested in debt securities that are rated below investment grade. Investment in below investment grade debt securities involves a high degree of risk and can be speculative. These debt securities are the equivalent of high yield, high risk bonds, commonly known as "junk

                               Prospectus Page 9

                       GT GLOBAL DEVELOPING MARKETS FUND
bonds." Debt securities in which the Fund will invest may not be rated; if rated, it is expected that such ratings will be below investment grade. See "Risk Factors -- Risks Associated with Debt Securities" and "-- Risks Associated with Below Investment Grade Debt Securities."

The Fund may invest in "Brady Bonds," which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds have been issued by the countries of Albania, Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Ivory Coast, Jordan, Mexico, Nigeria, Panama, Peru, Philippines, Poland, Uruguay, Venezuela and Vietnam, and are expected to be issued by other emerging market countries. As of the date of this Prospectus, the Fund is not aware of the occurrence of any payment defaults on Brady Bonds. Investors should recognize, however, that Brady Bonds do not have a long payment history. In addition, Brady Bonds are often rated below investment grade.

The Fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time of issuance and is adjusted at regular intervals thereafter.

Capital appreciation in debt securities may arise as a result of a favorable change in relative foreign exchange rates, relative interest rate levels and/or the creditworthiness of issuers.

ADDITIONAL INVESTMENT POLICIES

TEMPORARY DEFENSIVE STRATEGIES. In the interest of preserving shareholders' capital, the Manager may employ a temporary defensive investment strategy for the Fund if it determines such a strategy to be warranted due to market, economic or political conditions. Under a defensive strategy, the Fund may hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest any portion or all of its assets in high quality money market instruments of U.S. or foreign issuers. In addition, for temporary defensive purposes, most or all of the Fund's investments may be made in the United States and denominated in U.S. dollars. To the extent the Fund adopts a temporary defensive posture, it will not be invested so as to directly achieve its investment objectives. In addition, pending investment of proceeds from new sales of Fund shares or in order to meet ordinary daily cash needs, the Fund may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest in foreign or domestic high quality money market instruments.

BORROWING AND REVERSE REPURCHASE AGREEMENTS. In connection with meeting requests for the redemption of Fund shares, the Fund may borrow from banks or may borrow through reverse repurchase agreements. The Fund also may borrow up to 5% of its total assets for temporary or emergency purposes other than to meet redemptions, but total borrowings may not exceed 33 1/3% of its total assets. However, the Fund will not purchase securities while borrowings in excess of 5% of its total assets are outstanding. Any borrowing by the Fund may cause greater fluctuation in the value of its shares than would be the case if it did not borrow.

A reverse repurchase agreement is a borrowing transaction in which the Fund transfers possession of a security to another party, such as a bank or broker/dealer, in return for cash and agrees to repurchase the security in the future at an agreed-upon price that includes an interest component.

SECURITIES LENDING. The Fund may lend its portfolio securities to broker/dealers or to other institutional investors. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, enhances the Fund's total return. The Fund limits its loans of portfolio securities to an aggregate of 30% of the value of its total assets, measured at the time any such loan is made. While a loan is outstanding, the borrower must maintain with the Fund's custodian collateral consisting of cash, U.S. government securities or certain irrevocable letters of credit equal to at least 100% of the value of the borrowed securities plus any accrued interest or such other collateral as permitted by the Fund's investment program and regulatory agencies, and as approved by the Board. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in recovery of the securities and possible loss of rights in the collateral if the borrower fails financially.

OPTIONS, FUTURES AND FORWARD CURRENCY TRANSACTIONS. To attempt to increase return, the

                               Prospectus Page 10

                       GT GLOBAL DEVELOPING MARKETS FUND
Fund may write call options on securities. This strategy will be employed only when, in the opinion of the Manager, the size of the premium the Fund receives for writing the option is adequate to compensate it against the risk that appreciation in the underlying security may not be fully realized if the option is exercised. The Fund also is authorized to write put options to attempt to enhance return, although it does not currently intend to do so.

The Fund may also use forward currency contracts, futures contracts, options on securities, options on currencies, options on indices and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with its investments. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). The Fund may enter into such instruments up to the full value of its portfolio assets. See "Options, Futures and Currency Strategies" in the Statement of Additional Information.

To attempt to hedge against adverse movements in exchange rates between currencies, the Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The Fund may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. The Fund also may purchase and sell put and call options on currencies, futures contracts on currencies and options on such futures contracts to hedge its portfolio against movements in exchange rates.

Only a limited market, if any, currently exists for options and futures transactions relating to currencies of most emerging markets, to securities denominated in such currencies or to securities of issuers domiciled or principally engaged in business in such emerging markets. To the extent that such a market does not exist, the Manager may not be able to effectively hedge its investment in such markets.

In addition, the Fund may purchase and sell put and call options on equity and debt securities to hedge against the risk of fluctuations in the prices of securities held by the Fund or that the Manager intends to include in the Fund's portfolio. The Fund also may purchase and sell put and call options on stock indices to hedge against overall fluctuations in the securities markets or in a specific market sector.

Further, the Fund may sell index futures contracts and may purchase put options or write call options on such futures contracts to protect against a general market or a specific market sector decline that could adversely affect the Fund's portfolio. The Fund also may purchase index futures contracts and purchase call options or write put options on such contracts to hedge against a general market or market sector advance and thereby attempt to lessen the cost of future securities acquisitions. Similarly, the Fund may use interest rate futures contracts and options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates.

INVESTMENT IN OTHER INVESTMENT COMPANIES OR VEHICLES. The Fund may be able to invest in certain countries solely or primarily through governmentally authorized investment vehicles or companies. Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund generally may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, as long as each investment does not represent more than 3% of the outstanding voting stock of the acquired investment company at the time of investment.

Investment in other investment companies may involve the payment of substantial premiums above the value of their portfolio securities and multiple layering of fees and expenses and is subject to limitations under the 1940 Act and market availability. The Fund does not intend to invest in other investment companies unless, in the judgment of the Manager, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As a shareholder in another investment company, the Fund would bear its ratable share of that company's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own management fees and other expenses.

PRIVATIZATIONS. The governments in some emerging markets have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). The Manager believes that privatizations may offer opportunities for significant capital appreciation

                               Prospectus Page 11

                       GT GLOBAL DEVELOPING MARKETS FUND
and intends to invest assets of the Fund in privatizations in appropriate circumstances. In certain emerging markets, the ability of foreign entities such as the Fund to participate in privatizations may be limited by local law or the terms on which the Fund may be permitted to participate may be less advantageous than those afforded local investors. There can be no assurance that governments in emerging markets will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES. The Fund may purchase debt securities on a "when-issued" basis and may purchase or sell such securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will purchase or sell when-issued securities and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Fund. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities will be established and maintained with the Fund's custodian bank and will be marked to market daily. There is a risk that the securities may not be delivered and that the Fund may incur a loss.

LOAN PARTICIPATIONS AND ASSIGNMENTS. The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign entity and one or more financial institutions ("Lenders"). The majority of the Fund's investments in Loans in emerging markets is expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation.

In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Manager to be creditworthy. When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

ZERO COUPON SECURITIES. The Fund may invest in certain zero coupon securities that are "stripped" U.S. Treasury notes and bonds. The Fund also may invest in zero coupon and other deep discount securities issued by foreign governments and domestic and foreign corporations, including certain Brady Bonds and other foreign debt, and in payment-in-kind securities. Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay "interest" in the form of additional securities. However, a portion of the original issue discount on zero coupon securities and the interest on payment-in-kind securities will be included in the Fund's income. Accordingly, for the Fund to continue to qualify for tax treatment as a regulated investment company and to avoid a certain excise tax (see "Taxes" in the Statement of Additional Information), it may be required to distribute an amount that is greater than the total amount of cash it actually receives. These distributions may be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make such

                               Prospectus Page 12

                       GT GLOBAL DEVELOPING MARKETS FUND
distributions, and its current income ultimately may be reduced as a result. Zero coupon and payment-in-kind securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

INDEXED COMMERCIAL PAPER. The Fund may invest without limitation in commercial paper that is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Fund to hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while seeking to provide an attractive money market rate of return. The Fund will not purchase such commercial paper for speculation.

OTHER INDEXED SECURITIES. The Fund may invest in certain other indexed securities, which are securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. New forms of indexed securities continue to be developed. The Fund may invest in such securities to the extent consistent with its investment objectives.

OTHER INFORMATION. The Fund's investment objectives may not be changed without the approval of a majority of its outstanding voting securities. A "majority of its outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares. In addition, the Fund has adopted certain investment limitations that also may not be changed without shareholder approval. A complete description of these limitations is included in the Statement of Additional Information. Unless specifically noted, the Fund's investment policies described in this Prospectus and in the Statement of Additional Information may be changed by a vote of a majority of the Company's Board of Directors without shareholder approval. The Fund's policies regarding lending, and the percentage of Fund assets that may be committed to borrowing, are fundamental policies and may not be changed without shareholder approval.

                               Prospectus Page 13

                       GT GLOBAL DEVELOPING MARKETS FUND

                                  RISK FACTORS

--------------------------------------------------------------------------------

GENERAL. There is no assurance that the Fund will achieve its investment objectives. The Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions. Equity securities, particularly common stocks, generally represent the most junior position in an issuer's capital structure and entitle holders to an interest in the assets of an issuer, if any, remaining after all more senior claims have been satisfied.

Investing in the Fund entails a substantial degree of risk, and an investment in the Fund should be considered speculative. Investors are strongly advised to consider carefully the special risks involved in investing in emerging markets, which are in addition to the usual risks of investing in developed markets around the world.

NON-DIVERSIFIED CLASSIFICATION. The Fund is classified under the 1940 Act as a "non-diversified" fund. As a result, the Fund will be able to invest in a smaller number of issuers than if it was classified under the 1940 Act as a "diversified" fund. To the extent that the Fund invests in a smaller number of issuers, the net asset value of its shares may fluctuate more widely and it may be subject to greater investment and credit risk with respect to its portfolio.

FOREIGN INVESTING. Investing in foreign securities entails certain risks. The securities of non-U.S. issuers generally will not be registered with, nor the issuers thereof be subject to, the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about foreign securities and issuers than is available about domestic securities and issuers. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. In addition, certain costs attributable to foreign investing, such as custody charges, are higher than those attributable to domestic investing. Securities of some foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. The Fund's net investment income from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing that income.

Investing in some foreign countries involves risks relating to potential political and economic instability within such countries and the risks of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation, the Fund could lose its entire investment in that market. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, currency depreciation, resource self-sufficiency and balance of payments positions. Investments in foreign government securities involve special risks, including the risk that the government issuers may be unable or unwilling to repay principal or interest when due.

The Fund will also be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in currency exchange rates will affect the net asset value of the Fund's shares and also may affect the value of dividends and interest earned by the Fund and gains and losses realized by it.

INVESTING IN EMERGING MARKETS. Emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries with emerging markets.

Disclosure and regulatory standards in many respects are less stringent than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

                               Prospectus Page 14

                       GT GLOBAL DEVELOPING MARKETS FUND

In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the developed countries. The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's portfolio securities in such markets may not be readily available. Section 22(e) of the 1940 Act permits a registered investment company, such as the Fund, to suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, when the Fund believes that circumstances dictate, it will promptly apply to the SEC for a determination that such an emergency exists. During the period commencing with the Fund's identification of such conditions until the date of any SEC action, the Fund's portfolio securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Company's Board of Directors.

RISKS ASSOCIATED WITH DEBT SECURITIES. The value of the debt securities held by the Fund generally will vary inversely with market interest rates. If interest rates in a market fall, the Fund's debt securities issued by governments or companies in that market ordinarily will increase in value. If market interest rates increase, however, the debt securities owned by the Fund in that market will likely decrease in value.

RISKS ASSOCIATED WITH BELOW INVESTMENT GRADE DEBT SECURITIES. The Fund may invest up to 50% of its total assets in debt securities rated below investment grade. Such investments involve a high degree of risk.
Debt rated Baa by Moody's Investors Service, Inc. ("Moody's") is considered by Moody's to have speculative characteristics. Debt rated BB, B, CCC, CC or C by Standard & Poor's Ratings Group ("S&P"), and debt rated Ba, B, Caa, Ca or C by Moody's is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such lower quality debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated C by Moody's or S&P is the lowest rated debt that is not in default as to principal or interest, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Lower quality debt securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. These foreign debt securities are the equivalent of high yield, high risk bonds, commonly known as "junk bonds."

Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates.

The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting it,

                               Prospectus Page 15

                       GT GLOBAL DEVELOPING MARKETS FUND
such as its inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and may be subordinated to the claims of other creditors of the issuer.

Lower quality debt securities frequently have call or buy-back features that would permit an issuer to call or repurchase the security from the Fund. In addition, the Fund may have difficulty disposing of lower quality securities because they may have a thin trading market. There may be no established retail secondary market for many of these securities, and the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio. The Fund may also acquire lower quality debt securities during an initial underwriting or that are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

In addition to the foregoing, factors that could have an adverse effect on the market value of lower quality debt securities in which the Fund may invest include (1) potential adverse publicity, (2) heightened sensitivity to general economic or political conditions and (3) the likely adverse impact of a major economic recession.

The Fund may also incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Fund may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies from defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements.

ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in securities for which no readily available market exists, so-called "illiquid securities." Illiquid securities may be more difficult to value than liquid securities, and the sale of illiquid securities generally will require more time and result in higher brokerage charges or dealer discounts and other selling expenses than the sale of liquid securities. Moreover, illiquid restricted securities often sell at a price lower than similar securities that are not subject to restrictions on resale.

CURRENCY RISK. Because the Fund may invest substantially in securities denominated in currencies other than the U.S. dollar, and since the Fund may hold foreign currencies, it will be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in currency exchange rates will affect the net asset value of the Fund's shares and also may affect the value of dividends and interest earned by the Fund and gains and losses realized by it. Currencies generally are evaluated on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Exchange rates are determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in dollars.

Many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund.

                               Prospectus Page 16

                       GT GLOBAL DEVELOPING MARKETS FUND

Some countries also may have fixed currencies whose values against the U.S. dollar are not independently determined. In addition, there is a risk that certain countries may restrict the free conversion of their currencies into other currencies. Further, certain currencies may not be internationally traded.

OPTIONS, FUTURES AND FOREIGN CURRENCY TRANSACTIONS. The Fund is authorized to enter into options, futures and forward currency transactions. These transactions involve certain risks, which include: (1) dependence on the Manager's ability to predict movements in the prices of individual securities, fluctuations in the general securities markets and movements in interest rates and currency markets; (2) imperfect correlation, or even no correlation, between movements in the price of forward contracts, options, futures contracts or options thereon and movements in the price of the currency or security hedged or used for cover; (3) the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which the Fund invests;
(4) lack of assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any particular time;
(5) the possible loss of principal under certain conditions; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to set aside securities in connection with hedging transactions.

LOAN PARTICIPATIONS AND ASSIGNMENTS. The Fund may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited, and the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Fund's ability to dispose of particular Assignments or Participations when necessary to meet its liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

SOVEREIGN DEBT. The Fund may invest in sovereign debt securities of emerging market governments, including Brady Bonds. Investments in such securities involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations and in turn the Fund's net asset value, to a greater extent than the volatility inherent in domestic fixed income securities.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debts.

The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Fund's investments. Emerging markets are faced with social and political issues, and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country's

                               Prospectus Page 17

                       GT GLOBAL DEVELOPING MARKETS FUND
domestic economy or balance of trade may affect its willingness to service its sovereign debt. Although the Manager intends to manage the Fund in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its holdings.

In recent years, some of the emerging market countries in which the Fund expects to invest have encountered difficulties in servicing their sovereign debt obligations. Some of these countries have withheld payments of interest and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations -- in particular, commercial bank loans -- typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. In the future, holders of emerging market sovereign debt securities may be requested to participate in similar rescheduling of such debt. Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. Currently, Brazil, Mexico and Argentina are the largest debtors among developing countries. At times certain emerging market countries have declared moratoria on the payment of principal and interest on external debt; such a moratorium is currently in effect in certain emerging market countries. There is no bankruptcy proceeding by which a creditor may collect in whole or in part sovereign debt on which an emerging market government has defaulted.

The ability of emerging market governments to make timely payments on their sovereign debt securities is likely to be influenced strongly by a country's balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country's trading partners could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

As noted above, sovereign debt obligations issued by emerging market governments generally are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such securities, with respect to which the issuer currently may not be paying interest or may be in payment default, may be comparable to securities rated D by S&P or C by Moody's. The Fund may have difficulty disposing of and valuing certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors.

                               Prospectus Page 18

                       GT GLOBAL DEVELOPING MARKETS FUND

                                 HOW TO INVEST

--------------------------------------------------------------------------------

GENERAL. All purchase orders will be executed at the public offering price next determined after the purchase order is received, which includes any applicable sales charge for Class A shares. Orders received before the close of regular trading on the NYSE (currently 4:00 P.M. Eastern time, unless weather, equipment failure or other factors contribute to an earlier closing time) on any Business Day will be executed at the public offering price for the applicable class of shares determined that day. A "Business Day" is any day Monday through Friday on which the NYSE is open for business. The minimum initial investment is $500 ($100 for IRAs and $25 for custodial accounts under Section 403(b)(7) of the Internal Revenue Code of 1986, as amended ("Code"), and other tax-qualified employer-sponsored retirement accounts, if made by such investors under a systematic investment plan providing for monthly or quarterly payments of at least that amount), and the minimum for additional purchases is $100 (with a $25 minimum for IRAs, Code Section 403(b)(7) custodial accounts and other tax-qualified employer-sponsored retirement accounts, as mentioned above). THE FUND AND GT GLOBAL RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER AND TO SUSPEND THE OFFERING OF SHARES FOR A PERIOD OF TIME. In particular, the Fund and GT Global may reject purchase orders or exchanges by investors who appear to follow, in the Manager's judgment, a market-timing strategy or otherwise engage in excessive trading. See "How to Make Exchanges -- Limitations on Purchase Orders and Exchanges."

WHEN PLACING PURCHASE ORDERS, INVESTORS SHOULD SPECIFY WHETHER THE ORDER IS FOR CLASS A OR CLASS B SHARES OF THE FUND. ALL PURCHASE ORDERS THAT FAIL TO SPECIFY A CLASS WILL AUTOMATICALLY BE INVESTED IN CLASS A SHARES. PURCHASES OF $500,000 OR MORE MUST BE FOR CLASS A SHARES.

PURCHASES THROUGH BROKER/DEALERS. Shares of the Fund may be purchased through broker/dealers with which GT Global has entered into dealer agreements. Orders received by such broker/dealers before the close of regular trading on the NYSE on a Business Day will be effected that day, provided that such order is transmitted to the Transfer Agent prior to its close of business on such day. The broker/dealer will be responsible for forwarding the investor's order to the Transfer Agent so that it will be received prior to such time. After an initial investment is made and a shareholder account is established through a broker/dealer, at the investor's option, subsequent purchases may be made directly through GT Global. See "Shareholder Account Manual."

Broker/dealers that do not have dealer agreements with GT Global also may offer to place orders for the purchase of shares. Purchases made through such broker/dealers will be effected at the public offering price next determined after the order is received by the Transfer Agent. Such a broker/ dealer may charge the investor a transaction fee as determined by the broker/dealer. That fee will be in addition to the sales charge payable by the investor with respect to Class A shares, and may be avoided if shares are purchased through a broker/ dealer that has a dealer agreement with GT Global or directly through GT Global.

PURCHASES THROUGH GT GLOBAL. Investors may purchase shares and open an account directly through GT Global, the Fund's distributor, by completing and signing an Account Application accompanying this Prospectus. Investors should mail to the Transfer Agent the completed Application together with a check to cover the purchase in accordance with the instructions provided in the Shareholder Account Manual. Purchases will be executed at the public offering price next determined after the Transfer Agent has received the Account Application and check. Subsequent investments do not need to be accompanied by an application.

Investors also may purchase shares of the Fund through GT Global by bank wire. Bank wire purchases will be effected at the next determined public offering price after the bank wire is received. A wire investment is considered received when the Transfer Agent is notified that the bank wire has been credited to the Fund. The investor is responsible for providing prior telephonic or facsimile notice to the Transfer Agent that a bank wire is being sent. An investor's bank may charge a service fee for wiring money to the Fund. The Transfer Agent currently does not charge a service fee for

                               Prospectus Page 19

                       GT GLOBAL DEVELOPING MARKETS FUND
facilitating wire purchases, but reserves the right to do so in the future. Investors desiring to open an account by bank wire should call the Transfer Agent at the appropriate toll-free number provided in the Shareholder Account Manual to obtain an account number and detailed instructions.

CERTIFICATES. Physical certificates representing the Fund's shares will not be issued unless a written request is submitted to the Transfer Agent. Shares of the Fund are recorded on a register by the Transfer Agent, and shareholders who do not elect to receive certificates have the same rights of ownership as if certificates had been issued to them. Redemptions and exchanges by shareholders who hold certificates may take longer to effect than similar transactions involving non-certificated shares because the physical delivery and processing of properly executed certificates is required. ACCORDINGLY, THE FUND AND GT GLOBAL RECOMMEND THAT SHAREHOLDERS DO NOT REQUEST ISSUANCE OF CERTIFICATES.

                           PURCHASING CLASS A SHARES

The Fund's public offering price for Class A shares is the next determined net asset value per share (see "Calculation of Net Asset Value") plus a sales charge determined in accordance with the following schedule:

                                          SALES CHARGE AS PERCENTAGE OF         DEALER
                                                                            REALLOWANCE AS
AMOUNT OF PURCHASE                        ------------------------------     PERCENTAGE OF
AT THE PUBLIC                               OFFERING           NET           THE OFFERING
OFFERING PRICE                                PRICE        INVESTMENT            PRICE
-----------------------                   -------------  ---------------  -------------------
Less than $50,000.......................          4.75%           4.99%              4.25%
$50,000 but less than $100,000..........          4.00%           4.17%              3.50%
$100,000 but less than $250,000.........          3.00%           3.09%              2.75%
$250,000 but less than $500,000.........          2.00%           2.04%              1.75%
$500,000 or more........................          0.00%           0.00%            *

------------------
* GT Global will pay the following commissions to broker/ dealers that initiate and are responsible for purchases by any single purchaser of Class A shares of $500,000 or more in the aggregate: 1.00% of the purchase amount up to $3 million, plus 0.50% on the excess over $3 million. For purposes of determining the appropriate commission to be paid in connection with the transaction, GT Global will combine purchases made by a broker/dealer on behalf of a single client so that the broker/dealer's commission, as outlined above, will be based on the aggregate amount of such client's share purchases over a rolling twelve month period from the date of the transaction.

All shares purchased without a sales charge based on the aggregate purchase amount equalling at least $500,000 will be subject to a contingent deferred sales charge, for the first year after their purchase equal to 1% of the lower of the original purchase price or the net asset value of such shares at the time of redemption. See "Contingent Deferred Sales Charge -- Class A Shares."
From time to time, GT Global may reallow to broker/ dealers the full amount of the sales charge or may pay out additional amounts to broker/dealers who sell Class A shares. In some instances, GT Global may offer these reallowances or additional payments only to broker/dealers that have sold or may sell significant amounts of Class A shares. To the extent that GT Global reallows the full amount of the sales charge to broker/dealers, such broker/dealers may be deemed to be underwriters under the Securities Act of 1933, as amended. Commissions also may be paid to broker/dealers and other financial institutions that initiate purchases of at least $500,000 made pursuant to sales charge waivers (i) and (vii), described below under "Sales Charge Waivers -- Class A Shares."

The following purchases may be aggregated for purposes of determining the "Amount of Purchase":

(a) Individual purchases on behalf of a single purchaser, the purchaser's spouse and their children under the age of 21 years including purchases in connection with an employee benefit plan or plans exclusively for the benefit of such individual(s), such as an IRA, individual Code Section 403(b) plan or single-participant, self-employed individual retirement plan ("Keogh Plan") and purchases made by a company controlled by such individual(s);

(b) Individual purchases by a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account, including an employee benefit plan (such as employer-sponsored pension, profit-sharing and stock bonus plans, including Code Section 401(k) plans, and medical, life and disability insurance trusts) other than a plan described in "(a)" above; and

(c) Individual purchases by a trustee or other fiduciary purchasing shares concurrently for two or more employee benefit plans of a single employer or of employers affiliated with each other (again excluding an employee benefit plan described in "(a)" above).

SALES CHARGE WAIVERS -- CLASS A SHARES. Class A shares are sold at net asset value without imposition of sales charges when investments are made by the following classes of investors:

(i) Trustees or other fiduciaries purchasing shares for employee benefit plans which are sponsored by organizations that have at least 100 but less than 1,000 employees, and trustees or other fiduciaries

                               Prospectus Page 20

                       GT GLOBAL DEVELOPING MARKETS FUND
purchasing shares for employee benefit plans which are sponsored by organizations with collective retirement plan assets of $500,000 or more and have less than 100 employees, and purchases of at least $500,000 by trustees or other fiduciaries of employee benefit plans with collective retirement plan assets of $100 million or more.

(ii) Current or retired Trustees, Directors and officers of the investment companies for which the Manager serves as investment manager and/or administrator; employees or retired employees of the companies composing Liechtenstein Global Trust or affiliated companies of Liechtenstein Global Trust; the children, siblings and parents of the persons in the foregoing categories; and trusts primarily for the benefit of such persons.

(iii) Registered representatives or full-time employees of broker/dealers that have entered into dealer agreements with GT Global, and the children, siblings and parents of such persons, and employees of financial institutions that directly, or through their affiliates, have entered into dealer agreements with GT Global (or that otherwise have an arrangement with respect to sales of Fund shares with a broker/dealer that has entered into a dealer agreement with GT Global) and the children, siblings and parents of such employees.

(iv) Companies exchanging shares with or selling assets to one or more of the GT Global Mutual Funds pursuant to a merger, acquisition or exchange offer.

(v) Shareholders of any of the GT Global Mutual Funds as of April 30, 1987 who since that date continually have owned shares of one or more of the GT Global Mutual Funds.

(vi) Purchases made through the automatic investment of dividends and other distributions paid by any of the other GT Global Mutual Funds.

(vii) Registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to the money to be invested in the GT Global Mutual Funds provided that the aggregate amount invested pursuant to this sales charge waiver is at least $500,000, and further provided that such money is not eligible to be invested in the Advisor Class.

(viii) Clients of administrators of tax-qualified employee benefit plans which have entered into agreements with GT Global.

(ix) Retirement plan participants who borrow from their retirement accounts by redeeming GT Global Mutual Fund shares and subsequently repay such loans via a purchase of Fund shares.

(x) Retirement plan participants who receive distributions from a tax-qualified employer-sponsored retirement plan which is invested in GT Global Mutual Funds, the proceeds of which are reinvested in Fund shares.

(xi) Accounts not eligible for the Advisor Class as to which a financial institution or broker/dealer charges an account management fee, provided the financial institution or broker/dealer has entered into an agreement with GT Global regarding such accounts.

(xii) Certain former AMA Investment Advisers' shareholders who became shareholders of the GT Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global Mutual Funds since that time.

REINSTATEMENT PRIVILEGE. Shareholders who redeem their Class A shares in the Fund have a one-time privilege of reinstating their investment by investing the proceeds of the redemption at net asset value without a sales charge in Class A shares of the Fund and/or one or more of the other GT Global Mutual Funds. The Transfer Agent must receive from the investor or the investor's broker/dealer within 180 days after the date of the redemption both a written request for reinvestment and a check not exceeding the amount of the redemption proceeds. The reinstatement purchase will be effected at the net asset value per share next determined after such receipt. Gain on the redemption is taxable notwithstanding exercise of the reinvestment privilege. See "Dividends, Other Distributions and Federal Income Taxation -- Taxes."

REDUCED SALES CHARGE PLANS -- CLASS A SHARES. Class A shares may be purchased at reduced sales charges either through the Right of Accumulation or under a Letter of Intent. For more details on these plans, investors should contact their broker/ dealers or the Transfer Agent.

RIGHT OF ACCUMULATION. Pursuant to the Right of Accumulation, investors are permitted to purchase shares of the Fund at the sales charge applicable to the total of (a) the dollar amount then being purchased plus (b) the dollar amount of the investor's concurrent purchases of other GT Global Mutual Funds (other than GT Global Dollar Fund) plus (c) the price of all shares of GT Global

                               Prospectus Page 21

                       GT GLOBAL DEVELOPING MARKETS FUND
Mutual Funds (other than shares of GT Global Dollar Fund not acquired by exchange) already held by the investor. To receive the Right of Accumulation, at the time of purchase investors must give their broker/dealers, the Transfer Agent or GT Global sufficient information to permit confirmation of qualification. THE FOREGOING RIGHT OF ACCUMULATION APPLIES ONLY TO CLASS A SHARES OF THE FUND AND OTHER GT GLOBAL MUTUAL FUNDS (OTHER THAN GT GLOBAL DOLLAR
FUND).

LETTER OF INTENT. In executing a Letter of Intent ("LOI") an investor indicates an aggregate investment amount he or she intends to invest in the Class A shares of the Fund and the Class A shares of other GT Global Mutual Funds (other than GT Global Dollar Fund) in the following thirteen months. The LOI is included as part of the Account Application located at the end of this Prospectus. The sales charge applicable to that aggregate amount then becomes the applicable sales charge on all purchases made concurrently with the execution of the LOI and in the thirteen months following that execution. If an investor executes an LOI within 90 days of a prior purchase of GT Global Mutual Fund Class A shares (other than shares of GT Global Dollar Fund), the prior purchase may be included under the LOI and an appropriate adjustment, if any, with respect to the sales charges paid by the investor in connection with the prior purchase will be made, based on the then-current net asset value(s) of the pertinent Fund(s).

If at the end of the thirteen month period covered by the LOI the total amount of purchases does not equal the amount indicated, the investor will be required to pay the difference between the sales charges paid at the reduced rate and the sales charges applicable to the purchases actually made. Shares having a value equal to 5% of the amount specified in the LOI will be held in escrow during the thirteen month period (while remaining registered in the investor's name) and are subject to redemption to assure any necessary payment to GT Global of a higher applicable sales charge.

Investors should be aware that the Fund may, in the future, suspend the offering of its shares although not for previously established LOIs. If all ongoing sales of the Fund shares are suspended, however, an LOI executed in connection with the offering of the Fund's shares may continue to be completed by the purchase of shares of one or more other GT Global Mutual Funds (other than GT Global Dollar Fund).

For purposes of an LOI, any registered investment adviser, trust company or bank trust department which exercises investment discretion and which intends within thirteen months to invest $500,000 or more can be treated as a single purchaser, provided further that such entity places all purchase and redemption orders. Such entities should be prepared to establish their qualification for such treatment. THE FOREGOING LOI APPLIES ONLY TO CLASS A SHARES OF THE FUND AND OTHER GT GLOBAL MUTUAL FUNDS (OTHER THAN GT GLOBAL DOLLAR FUND).

CONTINGENT DEFERRED SALES CHARGE -- CLASS A SHARES. Purchases of Class A shares of $500,000 or more may be made without a sales charge. If a shareholder within one year after the date of purchase redeems any Class A shares that were purchased without a sales charge by reason of a purchase of $500,000 or more, a contingent deferred sales charge of 1% of the lower of the original purchase price or the net asset value of such shares at the time of redemption will be charged. Class A shares will not be subject to the contingent deferred sales charge to the extent that the value of such shares represents (1) reinvestment of dividends or other distributions or (2) shares redeemed more than one year after their purchase. Such shares purchased without a sales charge may be exchanged for Class A shares of another GT Global Mutual Fund (other than GT Global Dollar Fund) without the imposition of a contingent deferred sales charge, although the contingent deferred sales charge described above will apply to the redemption of the shares acquired through an exchange. The waivers set forth under "Contingent Deferred Sales Charge Waivers" below apply to redemptions of Class A shares upon which a contingent deferred sales charge would otherwise be imposed. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, realized on a redemption. The amount of any contingent deferred sales charge will be paid to GT Global.

                           PURCHASING CLASS B SHARES

The Fund's public offering price for Class B shares is the next determined net asset value per share. See "Calculation of Net Asset Value." No initial sales charge is imposed. A contingent deferred sales charge, however, is imposed on certain redemptions of Class B shares. Because Class B shares are sold without an initial sales charge, the Fund receives the full amount of the investor's purchase payment.

                               Prospectus Page 22

                       GT GLOBAL DEVELOPING MARKETS FUND

Class B shares will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents: (1) reinvestment of dividends or other distributions or (2) shares redeemed more than six years after their purchase. Redemptions of most other Class B shares will be subject to a contingent deferred sales charge. See "Contingent Deferred Sales Charge Waivers." The amount of any applicable contingent deferred sales charge will be calculated by multiplying the lesser of the original purchase price or the net asset value of such shares at the time of redemption by the applicable percentage shown in the table below:

                                  CONTINGENT DEFERRED SALES
                                CHARGE AS A PERCENTAGE OF THE
                                LESSER OF NET ASSET VALUE AT
                                         REDEMPTION
                                       OR THE ORIGINAL
      REDEMPTION DURING                PURCHASE PRICE
------------------------------  -----------------------------
1st Year Since Purchase.......                    5%
2nd Year Since Purchase.......                    4%
3rd Year Since Purchase.......                    3%
4th Year Since Purchase.......                    3%
5th Year Since Purchase.......                    2%
6th year Since Purchase.......                    1%
Thereafter....................                    0%

In determining whether a contingent deferred sales charge is applicable, it will be assumed that the redemption is made first of shares acquired pursuant to the reinvestment of dividends and distributions; then of shares purchased seven years or more prior to the redemption; and finally, of shares held for the longest period of time within the applicable six-year period. For shares acquired in an exchange, the length of the holding period will be measured from the date of original purchase.

For example, assume an investor purchased 100 shares at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired 15 additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption a net asset value of $11 per share, the value of the investor's shares would be $1,265 (115 shares at $11 per share). The contingent deferred sales charge would not be applied to the value of the reinvested dividend shares. Therefore, the 15 shares currently valued at $165.00 would be redeemed without a contingent deferred sales charge. The number of shares needed to fund the remaining $335.00 of the redemption would equal 30.455. Using the lower of cost or market price to determine the contingent deferred sales charge the original purchase price of $10.00 per share would be used. The contingent deferred sales charge calculation would therefore be 30.455 shares times $10.00 per share at a contingent deferred sales charge rate of 4% (the applicable rate in the second year after purchase) for a total contingent deferred sales charge of $12.18.

Class B shares that are acquired pursuant to the exchange privilege during a tender offer by GT Global Floating Rate Fund, Inc. ("Floating Rate Fund") will be subject, in lieu of the contingent deferred sales charge described above, to a contingent deferred sales charge equivalent to the early withdrawal charge on the common stock of the Floating Rate Fund. The purchase of Class B shares will be deemed to have occurred at the time of the initial purchase of the Floating Rate Fund's common stock.

For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, realized on a redemption. The amount of any contingent deferred sales charge will be paid to GT Global.

                              CONTINGENT DEFERRED
                              SALES CHARGE WAIVERS

The contingent deferred sales charge will be waived for (1) exchanges, as described below; (2) redemptions in connection with the Fund's systematic withdrawal plan not in excess of 12% of the value of the account annually; (3) total or partial redemptions made within one year following the death or disability of a shareholder; (4) minimum required distributions made in connection with a GT Global IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2;
(5) total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement plan;
(6) when a redemption results from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code or from the death or disability of the employee; (7) a one-time reinvestment in Class B shares of the Fund within 180 days of a prior redemption; (8) redemptions pursuant to the Fund's right to liquidate a shareholder's account involuntarily; (9) redemptions pursuant to a distribution from a tax-qualified employer-sponsored retirement plan, which is invested in GT Global Mutual Funds, that is permitted to be made without penalty pursuant to the Code (other than tax-free rollovers or transfers of assets) and the proceeds of which are reinvested in GT Global Mutual Funds;

                               Prospectus Page 23

                       GT GLOBAL DEVELOPING MARKETS FUND
(10) redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan; (11) redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan; (12) redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code and the regulations promulgated thereunder; (13) redemptions made in connection with a distribution from any retirement plan or account that involves the return of an excess deferral amount pursuant to Sections 401(k)(8) or 402(g)(2) of the Code or the return of excess aggregate contributions pursuant to Section 401(m)(6) of the Code; (14) redemptions made in connection with a distribution (from a qualified profit-sharing or stock bonus plan described in Section 401(k) of the Code) to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee determined pursuant to Treasury Regulation
Section 1.401(k)-1(d)(2); and (15) redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof, where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

            PROGRAMS APPLICABLE TO CLASS A SHARES AND CLASS B SHARES

AUTOMATIC INVESTMENT PLAN. Investors may purchase either Class A or Class B shares of the Fund through the GT Global Automatic Investment Plan. Under this Plan, an amount specified by the shareholder of $100 or more ($25 or more for IRAs, Code Section 403(b)(7) custodial accounts and other tax-qualified employer-sponsored retirement accounts) on a monthly or quarterly basis will be sent to the Transfer Agent from the investor's bank for investment in the Fund. Participants in the Automatic Investment Plan should not elect to receive dividends or other distributions from the Fund in cash. A sales charge will be applied to each automatic monthly purchase of Class A shares in an amount determined in accordance with the Right of Accumulation privilege described above. To participate in the Automatic Investment Plan, investors should complete the appropriate portion of the Supplemental Application provided at the end of this Prospectus. Investors should contact their broker/ dealers or GT Global for more information.

DOLLAR COST AVERAGING PROGRAM. Investors may purchase either Class A or Class B shares of the Fund through the GT Global Dollar Cost Averaging Program whereby a shareholder invests the same dollar amount each month; accordingly, the investor purchases more shares when the Fund's net asset value is relatively low and fewer shares when the Fund's net asset value is relatively high. This can result in a lower average cost-per-share than if the shareholder followed a less systematic approach. Dollar cost averaging does not assure a profit and does not protect against loss in declining markets. Because such a program involves continuous investment in securities regardless of fluctuating price levels of such securities, investors should consider their financial ability to continue purchases when prices are declining.

A participant in the GT Global Dollar Cost Averaging Program first designates the size of his or her monthly investment in the Fund ("Monthly Investment") after participation in the Program begins. The Monthly Investment must be at least $1,000. The investor then will make an initial investment of at least $10,000 in the GT Global Dollar Fund. Thereafter, each month an amount equal to the specified Monthly Investment automatically will be redeemed from the GT Global Dollar Fund and invested in Fund shares. A sales charge will be applied to each automatic monthly purchase of Class A shares in an amount determined in accordance with the Right of Accumulation privilege described above. Investors should contact their broker/dealers or GT Global for more information.

PORTFOLIO REBALANCING PROGRAM. The GT Global Portfolio Rebalancing Program ("Program") permits eligible shareholders to establish and maintain an allocation across a range of GT Global Mutual Funds. The Program automatically rebalances holdings of GT Global Mutual Funds to the established allocation on a periodic basis. Under the Program, a shareholder may predesignate, on a percentage basis, how the total value of his or her holdings in a minimum of two, and a maximum of ten, GT Global Mutual Funds ("Personal Portfolio") is to be rebalanced on a monthly, quarterly, semiannual, or annual basis.

Rebalancing under the Program will be effected through the exchange of shares of one or more GT Global Mutual Funds in the shareholder's Personal Portfolio for shares of the same class(es) of one or more other GT Global Mutual Funds in the shareholder's Personal Portfolio. See "How to Make Exchanges." If shares of the GT Global Mutual Funds in a shareholder's Personal Portfolio have appreciated during a rebalancing period, the Program will result in shares of GT Global Mutual

                               Prospectus Page 24

                       GT GLOBAL DEVELOPING MARKETS FUND
Fund(s) that have appreciated most during the period being exchanged for shares of GT Global Mutual Fund(s) that have appreciated least. SUCH EXCHANGES ARE NOT TAX-FREE AND MAY RESULT IN A SHAREHOLDER'S REALIZING A GAIN OR LOSS, AS THE CASE MAY BE, FOR TAX PURPOSES. See "Dividends, Other Distributions and Federal Income Taxation." Participation in the Program does not assure that a shareholder will profit from purchases under the Program nor does it prevent or lessen losses in a declining market.

The Program will automatically rebalance the shareholder's Personal Portfolio on the 28th day of the last month of the period chosen (or the immediately preceding business day if the 28th is not a business day), subject to any limitations below. The Program will not execute an exchange if the variance in a shareholder's Personal Portfolio for a particular Fund would be 2% or less. In predesignating percentages, shareholders must use whole percentages and totals must equal 100%. Shareholders participating in the Program may not request issuance of physical certificates representing a Fund's shares. Exchanges made under the Program are not subject to the four free exchanges per year limitation. The Funds and GT Global reserve the right to modify, suspend, or terminate the Program at any time on 60 days' prior written notice to shareholders. A request to participate in the Program must be received in good order at least five business days prior to the next rebalancing date. Once a shareholder establishes the Program for his or her Personal Portfolio, a shareholder cannot cancel or change which rebalancing frequency, which Funds or what allocation percentages are assigned to the Program, unless canceled or changed in writing and received by the Transfer Agent in good order at least five business days prior to the rebalancing date. Shareholders participating in the Program may also participate in the Right of Accumulation, Letter of Intent, and Dollar Cost Averaging programs. Certain broker/dealers may charge a fee for establishing accounts relating to the Program. Investors should contact their broker/dealers or GT Global for more information.

                               Prospectus Page 25

                       GT GLOBAL DEVELOPING MARKETS FUND

                             HOW TO MAKE EXCHANGES

--------------------------------------------------------------------------------

Shares of the Fund may be exchanged for shares of the same class of any of the other GT Global Mutual Funds, based on their respective net asset values without imposition of any sales charges, provided that the registration remains identical. Until May 1, 1998, the Fund will deduct a 2% fee from the amount of all exchanges of Class A shares of the Fund acquired as a result of the reorganization of the Predecessor Fund into the Fund. See "How to Redeem Shares -- Redemption Fee." EXCHANGES ARE NOT TAX-FREE AND MAY RESULT IN A SHAREHOLDER'S REALIZING A GAIN OR LOSS, AS THE CASE MAY BE, FOR TAX PURPOSES. See "Dividends, Other Distributions and Federal Income Taxation." In addition to the Fund, the GT Global Mutual Funds currently include:

   -- GT GLOBAL AMERICA SMALL CAP GROWTH FUND
   -- GT GLOBAL AMERICA MID CAP GROWTH FUND
   -- GT GLOBAL AMERICA VALUE FUND
   -- GT GLOBAL CONSUMER PRODUCTS AND
       SERVICES FUND
   -- GT GLOBAL DOLLAR FUND
   -- GT GLOBAL EMERGING MARKETS FUND
   -- GT GLOBAL EUROPE GROWTH FUND
   -- GT GLOBAL FINANCIAL SERVICES FUND
   -- GT GLOBAL GOVERNMENT INCOME FUND
   -- GT GLOBAL GROWTH & INCOME FUND
   -- GT GLOBAL HEALTH CARE FUND
   -- GT GLOBAL HIGH INCOME FUND
   -- GT GLOBAL INFRASTRUCTURE FUND
   -- GT GLOBAL INTERNATIONAL GROWTH FUND
   -- GT GLOBAL JAPAN GROWTH FUND
   -- GT GLOBAL LATIN AMERICA GROWTH FUND
   -- GT GLOBAL NATURAL RESOURCES FUND
   -- GT GLOBAL NEW DIMENSION FUND
   -- GT GLOBAL NEW PACIFIC GROWTH FUND
   -- GT GLOBAL STRATEGIC INCOME FUND
   -- GT GLOBAL TELECOMMUNICATIONS FUND
   -- GT GLOBAL WORLDWIDE GROWTH FUND

Up to four exchanges each year may be made without charge. A $7.50 service charge will be imposed on each subsequent exchange. If an investor does not surrender all of his or her shares in an exchange, the remaining balance in the investor's account after the exchange must be at least $500. Exchange requests received in good order by the Transfer Agent before the close of regular trading on the NYSE on any Business Day will be processed at the net asset value calculated on that day. The terms of the exchange offer may be modified at any time, on 60 days' prior written notice.

A shareholder interested in making an exchange should contact his or her broker/dealer or the Transfer Agent to request the prospectus of the other GT Global Mutual Fund(s) being considered. Certain broker/dealers may charge a fee for handling exchanges.
EXCHANGES BY TELEPHONE. A shareholder may give exchange instructions to his or her broker/dealer or the Transfer Agent by telephone at the appropriate toll-free number provided in the Shareholder Account Manual. Exchange orders will be accepted by telephone provided that the exchange involves only uncertificated shares on deposit in the shareholder's account or for which certificates previously have been deposited.

Shareholders automatically have telephone privileges to authorize exchanges. The Fund, GT Global and the Transfer Agent will not be liable for any loss or damage for acting in good faith upon instructions received by telephone and reasonably believed to be genuine. The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine prior to acting upon instructions received by telephone, including requiring some form of personal identification, providing written confirmation of such transactions, and/or tape recording of telephone instructions.

EXCHANGES BY MAIL. Exchange orders should be sent by mail to the investor's broker/dealer or to the Transfer Agent at the address set forth in the Shareholder Account Manual.

LIMITATIONS ON PURCHASE ORDERS AND EXCHANGES. The GT Global Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market-timing investment strategies and excessive trading can have on efficient portfolio management, each GT Global Mutual Fund and GT Global reserves the right to refuse purchase orders and exchanges by any person or group, if, in the Manager's judgment, such person or group was following a market-timing strategy or was otherwise engaging in excessive trading.

In addition, each GT Global Mutual Fund and GT Global reserves the right to refuse purchase orders and exchanges by any person or group if, in the Manager's judgment, the Fund would not be able to invest the money effectively in accordance with that Fund's investment objective and policies or would otherwise potentially be adversely affected. Although a GT Global Mutual Fund will attempt to give investors prior notice whenever it is reasonably able to do so, it may impose the above restrictions at any time.

Finally, as described above, each GT Global Mutual Fund and GT Global reserve the right to reject any purchase order.

                               Prospectus Page 26

                       GT GLOBAL DEVELOPING MARKETS FUND

                              HOW TO REDEEM SHARES

--------------------------------------------------------------------------------

Fund shares may be redeemed at their net asset value (subject to any applicable contingent deferred sales charge for Class B shares or, in limited circumstances, Class A shares), and redemption proceeds will be sent within seven days of the execution of a redemption request. If a redeeming shareholder owns more than one class of shares, shares will be redeemed from the class specified by the shareholder.

REDEMPTIONS THROUGH BROKERS/DEALERS. Shareholders with accounts at broker/dealers which sell shares of the Fund may submit redemption requests to such broker/dealers. If the shares are held in the broker/dealer's "street name," the redemption must be made through the broker/ dealer. Broker/dealers may honor a redemption request either by repurchasing shares from a redeeming shareholder at the net asset value next determined after the broker/dealer receives the request or, as described below, by forwarding such requests to the Transfer Agent (see "How to Redeem Shares -- Redemptions Through the Transfer Agent"). Redemption proceeds normally will be paid by check or, if offered by the broker/dealer, credited to the shareholder's brokerage account at the election of the shareholder. Broker/dealers may impose a service charge for handling redemption transactions placed through them and may have other requirements concerning redemptions. Accordingly, shareholders should contact their broker/dealers for more details.

REDEMPTIONS THROUGH THE TRANSFER AGENT. Redemption requests may be transmitted to the Transfer Agent by telephone or by mail, in accordance with the instructions provided in the Shareholder Account Manual. Redemptions will be effected at the net asset value next determined after the Transfer Agent has received the request in good order and any required supporting documentation (less any applicable contingent deferred sales charge for Class B shares or, in limited circumstances, Class A shares). Redemption requests will not require a signature guarantee if the redemption proceeds are to be sent either: (i) to the redeeming shareholder at the shareholder's address of record as maintained by the Transfer Agent, provided the shareholder's address of record has not been changed within the preceding thirty days; or (ii) directly to a pre-designated bank, savings and loan or credit union account ("Pre-Designated Account"). ALL OTHER REDEMPTION REQUESTS MUST BE ACCOMPANIED BY A SIGNATURE GUARANTEE OF THE REDEEMING SHAREHOLDER'S SIGNATURE. A signature guarantee can be obtained from any bank, U.S. trust company, a member firm of a U.S. stock exchange or a foreign branch of any of the foregoing or other eligible guarantor institutions. A notary public is not an acceptable guarantor. A shareholder with questions concerning the Fund's signature guarantee requirement should contact the Transfer Agent.

Shareholders may qualify to have redemption proceeds sent to a Pre-Designated Account by completing the appropriate section of the Account Application at the end of this Prospectus. Shareholders with Pre-Designated Accounts should request that redemption proceeds be sent either by bank wire or by check. The minimum redemption amount for a bank wire is $1,000. Shareholders requesting a bank wire should allow two business days from the time the redemption request is effected for the proceeds to be deposited in the shareholder's Pre-Designated Account. See "How to Redeem Shares -- Other Important Redemption Information." Shareholders may change their Pre-Designated Accounts only by a letter of instruction to the Transfer Agent containing all account signatures, each of which must be guaranteed. The Transfer Agent currently does not charge a bank wire service fee for each wire redemption sent but reserves the right to do so in the future. The shareholder's bank may charge a bank wire service fee.

REDEMPTIONS BY TELEPHONE. Redemption requests may be made by telephone by calling the Transfer Agent at the appropriate toll free number provided in the Shareholder Account Manual. Shareholders who hold certificates for shares may not redeem by telephone. REDEMPTION REQUESTS MAY NOT BE MADE BY TELEPHONE FOR THIRTY DAYS FOLLOWING ANY CHANGE OF THE SHAREHOLDER'S ADDRESS OF RECORD.

Shareholders automatically have telephone privileges to authorize redemptions. The Fund, GT Global and the Transfer Agent will not be liable for any loss or damage for acting in good faith upon instructions received by telephone and reasonably believed to be genuine. The Fund employs reasonable procedures to confirm that

                               Prospectus Page 27

                       GT GLOBAL DEVELOPING MARKETS FUND
instructions communicated by telephone are genuine prior to acting upon instructions received by telephone, including requiring some form of personal identification, providing written confirmation of such transactions, and/or tape recording of telephone instructions.

REDEMPTIONS BY MAIL. Redemption requests should be mailed directly to the Transfer Agent at the appropriate address provided in the Shareholder Account Manual. As discussed above, requests for payment of redemption proceeds to a party other than the shareholder of record and/or requests that redemption proceeds be mailed to an address other than the shareholder's address of record require a signature guarantee. In addition, if the shareholder's address of record has been changed within the preceding thirty days, a signature guarantee is required. Redemptions of shares for which certificates have been issued must be accompanied by properly endorsed share certificates.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares in the Fund with a value of $10,000 or more may participate in the GT Global Systematic Withdrawal Plan. A participating shareholder will receive proceeds from monthly, quarterly or annual redemptions of Fund shares with respect to either Class A or Class B shares. No contingent deferred sales charge will be imposed on redemptions made under the Systematic Withdrawal Plan. The minimum withdrawal amount is $100. The amount or percentage a participating shareholder specifies to be redeemed may not, on an annualized basis, exceed 12% of the value of the account, as of the time the shareholder elects to participate in the Systematic Withdrawal Plan. To participate in the Systematic Withdrawal Plan, investors should complete the appropriate portion of the Supplemental Application provided at the end of this Prospectus. Investors should contact their broker/dealers or the Transfer Agent for more information. With respect to Class A shares, participation in the Systematic Withdrawal Plan concurrent with purchases of Class A shares of the Fund may be disadvantageous to investors because of the sales charges involved and possible tax implications, and therefore is discouraged. In addition, shareholders who participate in the Systematic Withdrawal Plan should not elect to reinvest dividends or other distributions in additional Fund shares.

REDEMPTION FEE. Until May 1, 1998, the Fund will deduct a 2% fee from the proceeds of all redemptions of Class A shares of the Fund acquired as a result of the reorganization of the Predecessor Fund into the Fund. The redemption fee will be paid to the Fund and not to GT Global or the Manager, and is intended to offset brokerage and other costs the Fund may experience as a result of such redemptions.

OTHER IMPORTANT REDEMPTION INFORMATION. A request for redemption will not be processed until all of the necessary documentation has been received in good order. A shareholder in doubt as to what documents are required should contact his broker/dealer or the Transfer Agent.

Except in extraordinary circumstances and as permitted under the 1940 Act, payment for shares redeemed by telephone or in writing will be made promptly after receipt of a redemption request, if in good order, but not later than seven days after the date the request is executed. Requests for redemption which are subject to any special conditions or which specify a future or past effective date cannot be accepted.

If the Transfer Agent is requested to redeem shares for which the Fund has not yet received good payment, the Fund may delay payment of redemption proceeds until it has assured itself that good payment has been collected for the purchase of the shares. In the case of purchases by check it can take up to 10 business days to confirm that the check has cleared and good payment has been received. Redemption proceeds will not be delayed when shares have been paid for by wire or when the investor's account holds a sufficient number of shares for which funds already have been collected.

The Fund may redeem the shares of any shareholder whose account is reduced to less than $500 in value through redemptions or other action by the shareholder. Written notice will be given to the shareholder at least 60 days prior to the date fixed for such redemption, during which time the shareholder may increase his or her holdings to an aggregate amount of $500 or more (with a minimum purchase of $100).

                               Prospectus Page 28

                       GT GLOBAL DEVELOPING MARKETS FUND

                           SHAREHOLDER ACCOUNT MANUAL

--------------------------------------------------------------------------------

Shareholders are encouraged to place purchase, exchange and redemption orders through their broker/dealers. Shareholders also may place such orders directly through the Transfer Agent in accordance with this Manual. See "How to Invest," "How to Make Exchanges," "How to Redeem Shares" and "Dividends, Other Distributions and Federal Income Taxation" for more information.

The Fund's Transfer Agent is GT GLOBAL INVESTOR SERVICES, INC.

INVESTMENTS BY MAIL

Send completed Account Application (if initial purchase) or letter stating Fund name, class of shares, shareholder's registered name and account number (if subsequent purchase) with a check to:

    GT Global Mutual Funds
    P.O. Box 7345
    San Francisco, California 94120-7345

INVESTMENTS BY BANK WIRE

An investor opening a new account should call 1-800-223-2138 to obtain an account number. WITHIN SEVEN DAYS OF PURCHASE A COMPLETED ACCOUNT APPLICATION CONTAINING THE INVESTOR'S CERTIFIED TAXPAYER IDENTIFICATION NUMBER MUST BE SENT TO GT GLOBAL AT THE ADDRESS PROVIDED ABOVE UNDER "INVESTMENTS BY MAIL." Wire instructions must state Fund name, class of shares, shareholder's registered name and account number. Bank wires should be sent through the Federal Reserve Bank Wire System to:

    WELLS FARGO BANK N.A.
    ABA 121000248
    Attn: GT GLOBAL
         Account No. 4023-050701

EXCHANGES BY TELEPHONE

Call the Transfer Agent at 1-800-223-2138

EXCHANGES BY MAIL

Send complete instructions, including name of Fund exchanging from, class of shares, amount of exchange, name of the GT Global Mutual Fund exchanging into, shareholder's registered name and account number, to:

    GT Global Mutual Funds
    P.O. Box 7893
    San Francisco, California 94120-7893

REDEMPTIONS BY TELEPHONE

Call the Transfer Agent at 1-800-223-2138

REDEMPTIONS BY MAIL

Send complete instructions, including name of Fund, class of shares, amount of redemption, shareholder's registered name and account number, to:

    GT Global Investor Services, Inc.
    P.O. Box 7893
    San Francisco, California 94120-7893

OVERNIGHT MAIL

Overnight mail services do not deliver to post office boxes. To send purchase, exchange or redemption orders by overnight mail, follow the above instructions but send to the following:

    GT Global Investor Services, Inc.
    California Plaza
    2121 N. California Boulevard
    Suite 450
    Walnut Creek, California 94596

ADDITIONAL QUESTIONS

Shareholders with additional questions regarding purchase, exchange and redemption procedures may call the Transfer Agent at 1-800-223-2138.

                               Prospectus Page 29

                       GT GLOBAL DEVELOPING MARKETS FUND

                         CALCULATION OF NET ASSET VALUE

--------------------------------------------------------------------------------

The Fund calculates its net asset value as of the close of regular trading on the NYSE (currently 4:00 p.m. Eastern time, unless weather, equipment failure or other factors contribute to an earlier closing time) each Business Day. The Fund's net asset value per share is computed by determining the value of its total assets (the securities it holds plus any cash or other assets, including dividends and interest accrued but not yet received), subtracting all of its liabilities (including accrued expenses), and dividing the result by the total number of shares outstanding. Net asset value is determined separately for each class of the Fund's shares.

Equity securities are valued at the last sale price on the exchange or in the over-the-counter market in which the securities are primarily traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Long-term obligations are valued at the mean of representative quoted bid and asked prices for the securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type; however, when the Manager deems it appropriate, prices obtained from a bond pricing service will be used. Short-term debt investments are amortized to maturity based on their cost, adjusted for foreign exchange translation and market fluctuations, provided such valuations represent fair value. When market quotations for futures and options positions held by the Fund are readily available, those positions are valued based upon such quotations.

Securities and other assets for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Company's Board of Directors. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

The Fund's portfolio securities, from time to time, may be listed primarily on foreign exchanges or over-the-counter dealer markets that trade on days when the NYSE is closed (such as a Saturday). As a result, the net asset value of the Fund may be significantly affected by such trading on days when shareholders cannot purchase or redeem Fund shares.
The different service and distribution fees borne by each class of shares will result in different net asset values and dividends. The per share net asset value of the Class B shares generally will be lower than that of the Class A shares because of the higher service and distribution fees borne by the Class B shares. The per share net asset value of the Advisor Class shares of the Fund generally will be higher than that of the Class A and Class B shares because of the absence of any service and distribution fees applicable to the Advisor Class shares. It is expected, however, that the net asset value per share of Class A and Class B shares will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the service and distribution fee accrual differential between the classes.

                               Prospectus Page 30

                       GT GLOBAL DEVELOPING MARKETS FUND

                         DIVIDENDS, OTHER DISTRIBUTIONS
                          AND FEDERAL INCOME TAXATION

--------------------------------------------------------------------------------

DIVIDENDS AND OTHER DISTRIBUTIONS. The Fund annually declares and pays as a dividend all of its net investment income, if any, which includes dividends, accrued interest and earned discount (including both original issue and market discounts) less applicable expenses. The Fund also annually distributes substantially all of its realized net capital gains and net gains from foreign currency transactions, if any. The Fund may make an additional dividend or other distribution if necessary to avoid a 4% excise tax on certain undistributed income and gain.

Dividends and other distributions paid by the Fund with respect to all classes of its shares are calculated in the same manner and at the same time. The per share income dividends on Class B shares will be lower than the per share income dividends on Class A shares as a result of the higher service and distribution fees applicable to Class B shares; and the per share income dividends on both such classes of shares will be lower than the per share income dividends on the Advisor Class shares as a result of the absence of any service and distribution fees applicable to Advisor Class shares. SHAREHOLDERS MAY ELECT:

/ / to have all dividends and other distributions automatically reinvested in additional Fund shares of the distributing class (or in shares of the corresponding class of other GT Global Mutual Funds); or

/ / to receive dividends in cash and have other distributions automatically reinvested in additional Fund shares of the distributing class (or in shares of the corresponding class of other GT Global Mutual Funds); or

/ / to receive other distributions in cash and have dividends automatically reinvested in additional Fund shares of the distributing class (or in shares of the corresponding class of other GT Global Mutual Funds); or

/ / to receive dividends and other distributions in cash.

Automatic reinvestments in additional shares are made at net asset value without imposition of a sales charge. IF NO ELECTION IS MADE BY A SHAREHOLDER, ALL DIVIDENDS AND OTHER DISTRIBUTIONS WILL BE AUTOMATICALLY REINVESTED IN ADDITIONAL FUND SHARES OF THE DISTRIBUTING CLASS. Reinvestments in another GT Global Mutual Fund may only be directed to an account with the identical shareholder registration and account number. These elections may be changed by a shareholder at any time; to be effective with respect to a distribution, the shareholder or the shareholder's broker must contact the Transfer Agent by mail or telephone at least 15 Business Days prior to the payment date. THE FEDERAL INCOME TAX CONSEQUENCES OF DIVIDENDS AND OTHER DISTRIBUTIONS ARE THE SAME WHETHER THEY ARE RECEIVED IN CASH OR REINVESTED IN ADDITIONAL SHARES.

Any dividend or other distribution paid by the Fund has the effect of reducing the net asset value per share on the ex-distribution date by the amount thereof. Therefore, a dividend or other distribution paid shortly after a purchase of shares would represent, in substance, a return of capital to the shareholder (to the extent the distribution is paid on the shares so purchased), even though subject to income tax, as discussed below.

TAXES. The Fund intends to continue to qualify for treatment as a regulated investment company under the Code. In each taxable year that the Fund so qualifies, the Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net gains from certain foreign currency transactions and net short-term capital gain) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that is distributed to its shareholders.

Dividends from the Fund's investment company taxable income (whether paid in cash or reinvested in additional shares) are taxable to its shareholders as ordinary income to the extent of its earnings and profits. Distributions of the Fund's net capital gain, when designated as such, are taxable to its shareholders as long-term capital gain, regardless of how long they have held their Fund shares and whether paid in cash or reinvested in additional shares.

The Fund provides federal tax information to its shareholders annually, including information about

                               Prospectus Page 31

                       GT GLOBAL DEVELOPING MARKETS FUND
dividends and capital gain distributions paid during the preceding year and, under certain circumstances, the shareholders' respective shares of any foreign taxes paid by the Fund, in which event each shareholder would be required to include in his or her gross income his or her pro rata share of those taxes but might be entitled to claim a credit or deduction for them.

The information regarding capital gain distributions designates the portions of those distributions that are subject to (1) the 20% maximum rate of tax (10% for investors in the 15% marginal tax bracket) enacted by the Taxpayer Relief Act of 1997 ("Tax Act"), which applies to gain on securities held for more than 18 months, and (2) the 28% maximum tax rate, applicable to gain on securities held for more than 12 and up to 18 months (which, prior to enactment of the Tax Act, applied to all capital gain on securities held for more than one year).

The Fund must withhold 31% from dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who have not furnished to the Fund a correct taxpayer identification number or a properly completed claim for exemption on Form W-8 or W-9. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding. Fund accounts opened via a bank wire purchase (see "How to Invest -- Purchases Through the Distributor") are considered to have uncertified taxpayer identification numbers unless a completed Form W-8 or W-9 or Account Application is received by the Transfer Agent within seven days after the purchase. A shareholder should contact the Transfer Agent if the shareholder is uncertain whether a proper taxpayer identification number is on file with the Fund.

A redemption of Fund shares may result in taxable gain or loss to the redeeming shareholder, depending upon whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares (which normally includes any initial sales charge paid on Class A shares). An exchange of Fund shares for shares of another GT Global Mutual Fund generally will have similar tax consequences. However, special tax rules apply when a shareholder (1) disposes of Class A shares through a redemption or exchange within 90 days after purchase and (2) subsequently acquires Class A shares of the Fund or of any other GT Global Mutual Fund on which an initial sales charge normally is imposed without paying that sales charge due to the reinstatement privilege or exchange privilege. In these cases, any gain on the disposition of the original Class A shares will be increased, or loss decreased, by the amount of the sales charge paid when those shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if Fund shares are purchased within 30 days before or after redeeming other Fund shares (regardless of class) at a loss, all or a part of the loss will not be deductible and instead will increase the basis of the newly purchased shares.

The foregoing is only a summary of some of the important federal tax considerations generally affecting the Fund and its shareholders. See "Taxes" in the Statement of Additional Information for a further discussion. There may be other federal, state, local or foreign tax considerations applicable to a particular investor. Prospective investors therefore are urged to consult their tax advisers.

                               Prospectus Page 32

                       GT GLOBAL DEVELOPING MARKETS FUND

                                   MANAGEMENT

--------------------------------------------------------------------------------

The Company's Board of Directors has overall responsibility for the operation of the Fund. Pursuant to such responsibility, the Board has approved contracts with various financial organizations to provide, among other things, day to day management services required by the Fund. See "Directors and Executive Officers" in the Statement of Additional Information for a complete description of the Directors of the Company.

INVESTMENT MANAGEMENT AND ADMINISTRATION. Services provided by Chancellor LGT Asset Management, Inc. (the Manager) as the Fund's investment manager and administrator include determining the composition of the Fund's portfolio and placing orders to buy, sell or hold particular securities; furnishing corporate officers and clerical staff; providing office space, services and equipment; and supervising all matters relating to the Fund's operation. For these services, the Fund pays the Manager investment management and administration fees, computed daily and paid monthly, based on its average daily net assets, at the annualized rate of .975% on the first $500 million, .95% on the next $500 million, .925% on the next $500 million and .90% on amounts thereafter. This rate is higher than that paid by most mutual funds. The Manager and GT Global have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the annual rate of 2.00% and 2.50% of the average daily net assets of the Fund's Class A and Class B shares, respectively. These undertakings may be changed or eliminated in the future.

The Manager also serves as the Fund's pricing and accounting agent. For these services the Manager receives a fee at an annual rate derived by applying 0.03% to the first $5 billion of assets of GT Global Mutual Funds and 0.02% to the assets in excess of $5 billion and allocating the result according to the Fund's average daily net assets.

The Manager provides investment management and/or administration services to the GT Global Mutual Funds. The Manager and its worldwide asset management affiliates have provided investment management and/or administration services to institutional, corporate and individual clients around the world since 1969. The U.S. offices of the Manager are located at 50 California Street, 27th Floor, San Francisco, CA 94111, and 1166 Avenue of the Americas, New York, NY 10036.

The Manager and its worldwide affiliates, including LGT Bank in Liechtenstein, compose Liechtenstein Global Trust. Liechtenstein Global Trust is a provider of global asset management and private banking products and services to individual and institutional investors. Liechtenstein Global Trust is controlled by the Prince of Liechtenstein Foundation, which serves as a parent organization for the various business enterprises of the Princely Family of Liechtenstein. The principal business address of the Prince of Liechtenstein Foundation is Herrengasse 12, FL-9490, Vaduz, Liechtenstein.

As of September 30, 1997, the Manager and its worldwide asset management affiliates managed approximately $62 billion. In the United States, as of September 30, 1997, the Manager managed or administered approximately $9 billion of GT Global Funds. As of September 30, 1997, assets entrusted to Liechtenstein Global Trust totaled approximately $86 billion.

In addition to the investment resources of its San Francisco and New York offices, the Manager draws upon the expertise, personnel, data and systems of other offices of Liechtenstein Global Trust, including investment offices in Frankfurt, Hong Kong, London, Singapore, Sydney, Tokyo, and Toronto. In managing the GT Global Mutual Funds, the Manager employs a team approach, taking advantage of its investment resources around the world in seeking to achieve the Fund's investment objective. Many of the GT Global Mutual Funds' portfolio managers are natives of the countries in which they invest, speak local languages and/or live or work in the markets they follow.

                               Prospectus Page 33

                       GT GLOBAL DEVELOPING MARKETS FUND

The investment professionals primarily responsible for the portfolio management of the Fund are as follows:

                                 RESPONSIBILITIES                             BUSINESS EXPERIENCE
       NAME/OFFICE                 FOR THE FUND                                 PAST FIVE YEARS
--------------------------  --------------------------  ---------------------------------------------------------------
Allan Conway                Portfolio Manager since     Mr. Conway joined Chancellor LGT Asset Management, Inc. (the
 London                      1997                        "Manager") and LGT Asset Management PLC (London), an affiliate of the Manager, in January 1997 as Head of Global Emerging
                                                         Market Equities. Based in London, he manages a centralized team of global emerging market fund managers. From 1992 to
                                                         1997, Mr. Conway was Director of International Equities at
                                                         Hermes Investment Management, and from 1982 to 1992 was a
                                                         Portfolio Manager, and eventually overall Head of Overseas
                                                         Equities, at Provident Mutual.

Michael Mabbutt             Portfolio Manager since     Mr. Mabbutt joined Chancellor LGT Asset Management, Inc. (the
 London                      1997                        "Manager") and LGT Asset Management PLC (London), an affiliate of the Manager, in December 1996. He was appointed Head of
                                                         Global Emerging Market Debt for the Manager in April 1997.
                                                         Prior to joining the Manager, he was a Senior Portfolio
                                                         Manager for global fixed income at Baring Asset Management in
                                                         London from 1992 to 1996. At Baring Asset Management, he was responsible for creating the emerging market debt process as head of the five member Emerging Market Fixed Income Strategy
                                                         Group.

Cheng-Hock Lau              Portfolio Manager since     Mr. Lau has been Chief Investment Officer for Developed Market
 New York                    1997                        Debt for the Manager since November 1996, and was a Senior
                                                         Portfolio Manager for global/international fixed income for the Manager from July 1995 to November 1996. Mr. Lau was a
                                                         Senior Vice President and Senior Portfolio Manager for
                                                         Fiduciary Trust Company International from 1993 to 1995, and
                                                         Vice President at Bankers Trust Company from 1991 to 1993.

In placing securities orders for the Fund's portfolio transactions, the Manager seeks to obtain the best net results. Consistent with its obligation to obtain the best net results, the Manager may consider a broker/dealer's sale of shares of the GT Global Mutual Funds as a factor in considering through whom portfolio transactions will be effected. Brokerage transactions may be executed through affiliates of Liechtenstein Global Trust.

DISTRIBUTION OF FUND SHARES. GT Global is the distributor of the Fund's Class A and Class B shares. GT Global is a subsidiary of Liechtenstein Global Trust with offices at 50 California Street, 27th Floor, San Francisco, California 94111. As distributor, GT Global collects the sales charges imposed on purchases of Class A shares and any contingent deferred sales charges that may be imposed on certain redemptions on Class A or Class B shares. GT Global reallows a portion of the sales charge on Class A shares to broker/dealers that have sold such shares in accordance with the schedule set forth above under "How to Invest." GT Global also pays a commission equal to 4.00% of the amount invested to broker/dealers who sell Class B shares. A commission is not paid on exchanges or certain reinvestments in Class B shares. In addition, with respect to both classes of shares, GT Global makes ongoing payments to broker/dealers for distribution and service activities in accordance with the Rule 12b-1 plans described below.

The Fund reserves the right to suspend the offering of its shares upon the advice of the Manager that doing so is in the best interests of the portfolio management process.

                               Prospectus Page 34

                       GT GLOBAL DEVELOPING MARKETS FUND

GT Global, at its own expense, may provide additional promotional incentives to brokers that sell shares of the Fund and/or shares of the other GT Global Mutual Funds. In some instances additional compensation or promotional incentives may be offered to brokers that have sold or may sell significant amounts of shares during specified periods of time. Such compensation and incentives may include, but are not limited to, cash, merchandise, trips and financial assistance to broker/ dealers in connection with preapproved conferences or seminars, sales or training programs for invited sales personnel, payment for travel expenses (including meals and lodging) incurred by sales personnel and members of their families or other invited guests to various locations for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more of the GT Global Mutual Funds, and/ or other events sponsored by the broker/dealers. In addition, GT Global makes ongoing payments to brokerage firms, financial institutions (including banks) and others that facilitate the administration and servicing of shareholder accounts.

Under a plan of distribution adopted by the Company's Board of Directors pursuant to Rule 12b-1 under the 1940 Act, with respect to the Fund's Class A shares ("Class A Plan"), the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for its expenditures incurred in servicing and maintaining shareholder accounts. Under the Class A Plan for the Fund, the Fund may also pay GT Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee for its expenditures in providing services as distributor. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to a separate plan of distribution adopted with respect to the Fund's Class B shares ("Class B Plan"), the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for its expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for its expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

GT Global's service and distribution expenses covered by the Plans include the payment of ongoing commissions; the cost of any additional compensation paid by GT Global to brokers/dealers; the costs of printing and mailing to prospective investors prospectuses and other materials relating to the Fund; the costs of developing, printing, distributing and publishing advertisements and other sales literature; and allocated costs relating to GT Global's distribution activities, including, among other things, employee salaries, bonuses and other overhead expenses. In addition, its expenses under the Class B Plan include payment of initial sales commissions to broker/ dealers and interest on any unreimbursed amounts carried forward thereunder.

The Glass-Steagall Act and other applicable laws, among other things, generally prohibit federally chartered or supervised banks from engaging in the business of underwriting or distributing securities. Accordingly, GT Global intends to engage banks (if at all) only to perform administrative and shareholder servicing functions. Banks and broker/ dealer affiliates of banks may also execute dealer agreements with GT Global for the purpose of selling shares of the Fund. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders, and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

                               Prospectus Page 35

                       GT GLOBAL DEVELOPING MARKETS FUND

                               OTHER INFORMATION

--------------------------------------------------------------------------------

CONFIRMATIONS AND REPORTS TO SHAREHOLDERS. Each time a transaction is made that affects a shareholder's account in the Fund, the shareholder will receive from the Transfer Agent a confirmation statement reflecting the transaction. Confirmations for transactions effected pursuant to the Fund's Automatic Investment Plan, Systematic Withdrawal Plan, and automatic dividend reinvestment program may be provided quarterly. Shortly after the end of the Fund's fiscal year on October 31 and fiscal half-year on April 30 of each year, shareholders receive an annual and semiannual report, respectively. In addition, the federal income tax status of distributions made by the Fund to shareholders is reported after the end of each calendar year on Form 1099-DIV. Under certain circumstances, duplicate mailings of the foregoing reports to the same household may be consolidated.

ORGANIZATION OF THE COMPANY. The Company was organized as a Maryland corporation on October 29, 1987. From time to time, the Company has established and may continue to establish other funds, each corresponding to a distinct investment portfolio and a distinct series of the Company's common stock. Shares of the Fund are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable. Shareholders have no preemptive or conversion rights.

On any matter submitted to a vote of shareholders, shares of the Fund will be voted by the Fund's shareholders individually when the matter affects the specific interest of the Fund only, such as approval of its investment management arrangements. In addition, each class of shares of the Fund has exclusive voting rights with respect to its distribution plan. The shares of the Company's funds will be voted in the aggregate on other matters, such as the election of Directors and ratification of the Board of Directors' selection of the Company's independent accountants.

Normally there will be no annual meeting of shareholders in any year, except as required under the 1940 Act. The Company would be required to hold a shareholders' meeting in the event that at any time less than a majority of the Directors holding office had been elected by shareholders. Directors shall continue to hold office until their successors are elected and have qualified. Shares of the Company's funds do not have cumulative voting rights, which means that the holders of a majority of the shares voting for the election of Directors can elect all the Directors. A Director may be removed upon a majority vote of the shareholders qualified to vote in the election. Shareholders holding 10% of the Company's outstanding voting securities may call a meeting of shareholders for the purpose of voting upon the question of removal of any Director or for any other purpose. The 1940 Act requires the Company to assist shareholders in calling such a meeting.

Pursuant to the Company's Articles of Incorporation, it may issue six billion shares. Of this number, 300 million shares have been classified as shares of the Fund; 100 million shares have been classified as Class A shares of the Fund, 100 million shares have been classified as Class B shares of the Fund, and 100 million shares have been classified as Advisor Class shares of the Fund. This amount may be increased from time to time in the discretion of the Board of Directors. Each share of the Fund represents an interest in the Fund only, has a par value of $0.0001 per share, represents an equal proportionate interest in the Fund with other shares of the Fund and is entitled to such dividends and other distributions out of the income earned and gain realized on the assets belonging to the Fund as may be declared at the discretion of the Board of Directors. Each Class A, Class B and Advisor Class share of the Fund is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses, if any, related to the distribution of its shares. Shares of the Fund when issued are fully paid and nonassessable.

SHAREHOLDER INQUIRIES. Shareholder inquiries may be made by calling the Fund toll free at (800) 223-2138 or by writing to the Fund at 50 California Street, 27th Floor, San Francisco, California 94111.

PERFORMANCE INFORMATION. The Fund, from time to time, may include information on its investment results and/or comparisons of its investment results to various unmanaged indices or results of other

                               Prospectus Page 36

                       GT GLOBAL DEVELOPING MARKETS FUND
mutual funds or groups of mutual funds in advertisements, sales literature or reports furnished to present or prospective shareholders.

In such materials, the Fund may quote its average annual total return ("Standardized Return"). Standardized Return is calculated separately for each class of shares of the Fund. Standardized Return shows percentage rates reflecting the average annual change in the value of an assumed investment in the Fund at the end of one-, five- and ten-year periods, reduced by the maximum applicable sales charge imposed on sales of Fund shares. If a one-, five- and/or ten-year period has not yet elapsed, data will be provided as of the end of a shorter period corresponding to the life of the Fund. Standardized Return assumes reinvestment of all dividends and other distributions.

In addition, in order to more completely represent the Fund's performance or more accurately compare such performance to other measures of investment return, the Fund also may include in advertisements, sales literature and shareholder reports other total return performance data ("Non-Standardized Return"). Non-Standardized return reflects percentage rates of return encompassing all elements of total return (e.g., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and other distributions. Non-Standardized Return may be quoted for the same or different periods as those for which Standardized Return is quoted; it may consist of an aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof. Non-Standardized Return may or may not take sales charges into account; performance data calculated without taking the effect of sales charges into account will be higher than data including the effect of such charges.

The Fund's performance data reflects past performance and is not necessarily indicative of future results. The Fund's investment results will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. These factors and possible differences in calculation methods should be considered when comparing the Fund's investment results with those published for other investment companies, other investment vehicles and unmanaged indices. The Fund's results also should be considered relative to the risks associated with its investment objective and policies. See "Investment Results" in the Statement of Additional Information.

The Fund's annual report contains additional information with respect to its performance. The annual report is available to investors upon request and free of charge.

TRANSFER AGENT. Shareholder servicing, reporting and general transfer agent functions for the Fund are performed by GT Global Investor Services, Inc. The Transfer Agent is an affiliate of the Manager and GT Global and a subsidiary of Liechtenstein Global Trust, and maintains its offices at California Plaza, 2121 North California Boulevard, Suite 450, Walnut Creek, California 94596.

CUSTODIAN. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 is custodian of the Fund's assets.

COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, acts as counsel to the Company and the Fund. Kirkpatrick & Lockhart LLP also acts as counsel to the Manager, GT Global and the Transfer Agent.

INDEPENDENT ACCOUNTANTS. The Company's and the Fund's independent accountants are Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109. Coopers & Lybrand L.L.P. conducts an annual audit of the Fund, assists in the preparation of the Fund's federal and state income tax returns and consults with the Company and the Fund as to matters of accounting, regulatory filings, and federal and state income taxation.

MULTIPLE TRANSLATIONS OF THE PROSPECTUS. This Prospectus may be translated into other languages. In the event of any inconsistency or ambiguity as to the meaning of any word or phrase contained in a translation, the English text shall prevail.

                               Prospectus Page 37

                       GT GLOBAL DEVELOPING MARKETS FUND

                                     NOTES

--------------------------------------------------------------------------------

                               Prospectus Page 38

                       GT GLOBAL DEVELOPING MARKETS FUND

                                     NOTES

--------------------------------------------------------------------------------

                               Prospectus Page 39

                       GT GLOBAL DEVELOPING MARKETS FUND

                                     NOTES

--------------------------------------------------------------------------------

                               Prospectus Page 40

                       GT GLOBAL DEVELOPING MARKETS FUND

                                GT GLOBAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY GT GLOBAL FUND, INCLUDING FEES, EXPENSES AND THE RISKS OF GLOBAL AND EMERGING MARKET INVESTING AND THE RISKS OF INVESTING IN RELATED INDUSTRIES, PLEASE CONTACT YOUR FINANCIAL ADVISER OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL NEW DIMENSION FUND
Captures global growth opportunities by investing directly in the six GT Global Theme Funds

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

GT GLOBAL DEVELOPING MARKETS FUND
Invests in debt and equity securities of developing market issuers

/ / GLOBAL THEME FUNDS

GT GLOBAL CONSUMER PRODUCTS AND
SERVICES FUND
Invests in companies that manufacture, market, retail, or distribute consumer products or services

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve or maintain a country's infrastructure

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore or develop natural resources

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture or sell telecommunications services or equipment

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim, excluding Japan

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in the new, unified Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. companies

GT GLOBAL AMERICA MID CAP GROWTH FUND
Concentrates on medium-sized companies in the U.S.

GT GLOBAL AMERICA VALUE FUND
Concentrates on equity securities of large cap U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government bonds from around the world

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

GT GLOBAL FLOATING RATE FUND
Invests primarily in senior secured floating rate loans that have the potential to achieve a high level of current income

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

[LOGO]

  NO DEALER, SALES REPRESENTATIVE OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY G.T. INVESTMENT FUNDS, INC., GT GLOBAL DEVELOPING MARKETS FUND, CHANCELLOR LGT ASSET MANAGEMENT, INC. OR GT GLOBAL, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.
                                                            GTDPR711060M.614

                       GT GLOBAL DEVELOPING MARKETS FUND

                        50 California Street, 27th Floor
                        San Francisco, California 94111
                                 (415) 392-6181
                           Toll Free: (800) 824-1580
                      Statement of Additional Information
                                November 1, 1997

--------------------------------------------------------------------------------

This Statement of Additional Information relates to the Class A and Class B shares of GT Global Developing Markets Fund (the "Fund"). The Fund is a non-diversified series of G.T. Investment Funds, Inc. (the "Company"), a registered open-end management investment company. On October 31, 1997, the Fund, which had no previous operating history, acquired the assets and assumed the liabilities of G.T. Global Developing Markets Fund, Inc. (the "Predecessor Fund"), a closed-end investment company. This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Fund's current Class A and Class B Prospectus dated November 1, 1997, a copy of which is available without charge by writing to the above address or by calling the Fund at the toll-free telephone number listed above.

Chancellor LGT Asset Management, Inc. (the "Manager") serves as the Fund's investment manager and administrator. The distributor of the Fund's shares is GT Global, Inc. ("GT Global"). The Fund's transfer agent is GT Global Investor Services, Inc. ("GT Services" or the "Transfer Agent").

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

                                                                                                                           Page No.
                                                                                                                           --------
Investment Objectives and Policies.......................................................................................      2
Options, Futures and Currency Strategies.................................................................................      7
Risk Factors.............................................................................................................     15
Investment Limitations...................................................................................................     21
Execution of Portfolio Transactions......................................................................................     22
Directors and Executive Officers.........................................................................................     25
Management...............................................................................................................     27
Valuation of Fund Shares.................................................................................................     28
Information Relating to Sales and Redemptions............................................................................     29
Taxes....................................................................................................................     33
Additional Information...................................................................................................     35
Investment Results.......................................................................................................     36
Description of Debt Ratings..............................................................................................     42
Financial Statements.....................................................................................................     44

[LOGO]

                   Statement of Additional Information Page 1

                       GT GLOBAL DEVELOPING MARKETS FUND

                           INVESTMENT OBJECTIVES AND
                                    POLICIES

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES
The primary investment objective of the Fund is long-term capital appreciation. Its secondary investment objective is income, to the extent consistent with seeking capital appreciation. The Fund normally invests substantially all of its assets in issuers in the developing (or "emerging") markets of Asia, Europe, Latin America and elsewhere. The Fund does not consider the following countries to be emerging markets: Australia, Austria, Belgium, Canada, Denmark, England, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland and the United States. In determining which countries constitute emerging markets, the Manager will consider, among other things, data, analysis, and classification of countries published or disseminated by the International Bank for Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation ("IFC").

SELECTION OF EQUITY INVESTMENTS
For investment purposes, an issuer is typically considered as located in a particular country if it (a) is incorporated under the laws of or has its principal office in that country, or (b) it normally derives 50% or more of its total revenue from business in that country. However, these are not absolute requirements, and certain companies incorporated in a particular country and considered by the Manager to be located in that country may have substantial off-shore operations or subsidiaries and/or export sales exceeding in size the assets or sales in that country.

In determining the appropriate distribution of investments among various countries and geographic regions for the Fund, the Manager ordinarily considers the following factors: prospects for relative economic growth among the different countries in which the Fund may invest; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of the individual investment opportunities available to international investors.

In analyzing companies in emerging markets for investment by the Fund, the Manager ordinarily looks for one or more of the following characteristics: an above-average earnings growth per share; high return on invested capital; healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which will enable the companies to compete successfully in their respective marketplaces. In certain countries, governmental restrictions and other limitations on investment may affect the maximum percentage of equity ownership in any one company by the Fund. In addition, in some instances only special classes of securities may be purchased by foreigners and the market prices, liquidity and rights with respect to those securities may vary from shares owned by nationals.

Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

The Fund may be prohibited under the Investment Company Act of 1940, as amended ("1940 Act"), from purchasing the securities of any foreign company that, in its most recent fiscal year, derived more than 15% of its gross revenues from securities-related activities ("securities-related companies"). In a number of countries, commercial banks act as securities broker/dealers, investment advisers and underwriters or otherwise engage in securities-related activities, which may limit the Fund's ability to hold securities issued by such banks. The Fund has obtained an exemption from the Securities and Exchange Commission ("SEC") to permit it to invest in certain of these securities subject to certain restrictions.

INVESTMENTS IN OTHER INVESTMENT COMPANIES
The Fund may invest in the securities of investment companies within the limits of the 1940 Act. These limitations currently provide that, in general, the Fund may purchase shares of a closed-end investment company unless (a) such a purchase would cause the Fund to own in the aggregate more than 3 percent of the total outstanding voting stock of the

                   Statement of Additional Information Page 2

                       GT GLOBAL DEVELOPING MARKETS FUND
investment company or (b) such a purchase would cause the Fund to have more than 5 percent of its total assets invested in the investment company or more than 10 percent of its total assets invested in an aggregate of all such investment companies. Investment in such investment companies may also involve the payment of substantial premiums above the value of such companies' portfolio securities. The Fund does not intend to invest in such investment companies unless, in the judgment of the Manager, the potential benefits of such investments justify the payment of any applicable premiums. The return on such securities will be reduced by operating expenses of such companies including payments to the investment managers of those investment companies.

DEPOSITORY RECEIPTS
The Fund may hold equity securities of foreign issuers in the form of American Depository Receipts ("ADRs"), American Depository Shares ("ADSs"), Global Depository Receipts ("GDRs") and European Depository Receipts ("EDRs"), or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. For purposes of the Fund's investment policies, the Fund's investments in ADRs, ADSs and EDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass-through voting rights to ADR holders in respect of the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The Fund may invest in both sponsored and unsponsored ADRs.

WARRANTS OR RIGHTS
Warrants or rights may be acquired by the Fund in connection with other securities or separately and provide the Fund with the right to purchase at a later date other securities of the issuer. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

LENDING OF PORTFOLIO SECURITIES
For the purpose of realizing additional income, the Fund may make secured loans of portfolio securities amounting to not more than 30% of its total assets. Securities loans are made to broker/dealers or institutional investors pursuant to agreements requiring that the loans continuously be secured by collateral at least equal at all times to the value of the securities lent plus any accrued interest, "marked to market" on a daily basis. The Fund may pay reasonable administrative and custodial fees in connection with loans of its securities. While the securities loan is outstanding, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund will have a right to call each loan and obtain the securities within the stated settlement period. The Fund will not have the right to vote equity securities while they are lent,

                   Statement of Additional Information Page 3

                       GT GLOBAL DEVELOPING MARKETS FUND
but it may call in a loan in anticipation of any important vote. Loans will be made only to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Manager, the consideration to be earned from such loans would justify the risk.

COMMERCIAL BANK OBLIGATIONS
For the purposes of the Fund's investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations, however, may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although the Fund typically will acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of $1 billion, this $1 billion figure is not an investment policy or restriction of the Fund. For the purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

REPURCHASE AGREEMENTS
A repurchase agreement is a transaction in which the Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to the Fund if the other party to the repurchase agreement becomes bankrupt, the Fund intends to enter into repurchase agreements only with banks and dealers believed by the Manager to present minimum credit risks in accordance with guidelines established by the Company's Board of Directors. The Manager will review and monitor the creditworthiness of such institutions under the Board's general supervision.

The Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on the Fund's ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, the Fund intends to comply with provisions under the U.S. Bankruptcy Code that would allow it immediately to resell the collateral. There is no limitation on the amount of the Fund's assets that may be subject to repurchase agreements at any given time. The Fund will not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of its net assets would be invested in such repurchase agreements and other illiquid investments.

BORROWING AND REVERSE REPURCHASE AGREEMENTS
The Fund's borrowings will not exceed 33 1/3% of the Fund's total assets, i.e., the Fund's total assets at all times will equal at least 300% of the amount of outstanding borrowings. If market fluctuations in the value of the Fund's portfolio holdings or other factors cause the ratio of the Fund's total assets to outstanding borrowings to fall below 300%, within three days (excluding Sundays and holidays) of such event the Fund may be required to sell portfolio securities to restore the 300% asset coverage, even though from an investment standpoint such sales might be disadvantageous. The Fund also may borrow up to 5% of its total assets for temporary or emergency purposes other than to meet redemptions. Any borrowing by the Fund may cause greater fluctuation in the value of its shares than would be the case if the Fund did not borrow.

The Fund's fundamental investment limitations permit the Fund to borrow money for leveraging purposes. The Fund, however, currently is prohibited, pursuant to a non-fundamental investment policy, from borrowing money in order to purchase securities. Nevertheless, this policy may be changed in the future by a vote of a majority of the Company's Board of Directors. In the event that the Fund employs leverage in the future, it would be subject to certain additional risks. Use of leverage creates an opportunity for greater growth of capital but would exaggerate any increases or decreases in the Fund's net asset value. When the income and gains on securities purchased with the proceeds of borrowings exceed the costs of such borrowings, the Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if such income and gains fail to exceed such costs, the Fund's earnings or net asset value would decline faster than would otherwise be the case.

The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is a borrowing transaction in which the Fund transfers possession of a security to another party, such as a bank or broker/dealer in return for cash, and agrees to repurchase the security in the future at an agreed upon price, which includes an interest component. The Fund

                   Statement of Additional Information Page 4

                       GT GLOBAL DEVELOPING MARKETS FUND
will maintain, in a segregated account with a custodian, cash or liquid securities in an amount sufficient to cover its obligations under reverse repurchase agreements with broker/dealers. No segregation is required for reverse repurchase agreements with banks.

SHORT SALES
The Fund is authorized to make short sales of securities, although it has no current intention of doing so. A short sale is a transaction in which the Fund sells a security in anticipation that the market price of that security will decline. The Fund may make short sales (i) as a form of hedging to offset potential declines in long positions in securities it owns, or anticipates acquiring, and (ii) in order to maintain portfolio flexibility. The Fund may only make short sales "against the box." In this type of short sale, at the time of the sale the Fund owns the security it has sold short or has the immediate and unconditional right to acquire the identical security at no additional cost.

In a short sale, the seller does not immediately deliver the securities sold and does not receive the proceeds from the sale. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, the Fund will deposit in a separate account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities at no cost. The Fund could close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

The Fund might make a short sale "against the box" in order to hedge against market risks when the Manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. There will be certain additional transaction costs associated with short sales "against the box," but the Fund will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

YANKEE BONDS
The Fund may invest in U.S. dollar-denominated bonds sold in the United States by non-U.S. issuers ("Yankee bonds"). As compared with bonds issued in the United States, such bond issues normally carry a higher interest rate but are less actively traded.

TEMPORARY DEFENSIVE STRATEGIES
The Fund may invest in the following types of money market instruments (i.e., debt instruments with less than 12 months remaining until maturity) denominated in U.S. dollars or other currencies: (a) obligations issued or guaranteed by the U.S. or foreign governments, their agencies, instrumentalities or municipalities; (b) obligations of international organizations designed or supported by multiple foreign governmental entities to promote economic reconstruction or development; (c) finance company obligations, corporate commercial paper and other short-term commercial obligations; (d) bank obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances); (e) repurchase agreements with respect to the foregoing; and (f) other substantially similar short-term debt securities with comparable characteristics.

The Fund may invest in commercial paper rated as low as A-3 by Standard & Poor's Ratings Group ("S&P") or P-3 by Moody's Investors Service, Inc. ("Moody's") or, if not rated, determined by the Manager to be of comparable quality. Obligations rated A-3 and P-3 are considered by S&P and Moody's, respectively, to have an acceptable capacity for timely repayment. However, these securities may be more vulnerable to adverse effects of changes in circumstances than obligations carrying higher designations.

PREMIUM SECURITIES
The Fund may invest in income securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity. The Fund will not amortize the premium paid for such securities in calculating its net investment income. As a result, in such cases the purchase of such securities provides the Fund a higher level of investment income distributable to shareholders on a current basis than if the Fund purchased securities bearing current market rates of interest. If securities purchased by the

                   Statement of Additional Information Page 5

                       GT GLOBAL DEVELOPING MARKETS FUND
Fund at a premium are called or sold prior to maturity, the Fund will realize a loss to the extent the call or sale price is less than the purchase price. Additionally, the Fund will realize a loss if it holds such securities to maturity.

INDEXED DEBT SECURITIES
The Fund may invest in debt securities issued by banks and other business entities not located in developing market countries that are indexed to certain specific foreign currency exchange rates, interest rates or other reference rates. The terms of such securities provide that their principal amount is adjusted upwards or downwards (but ordinarily not below zero) at maturity to reflect changes in the exchange rate between two currencies (or other rates) while the obligations are outstanding. While such securities offer the potential for an attractive rate of return, they also entail the risk of loss of principal. New forms of such securities continue to be developed. The Fund may invest in such securities to the extent consistent with its investment objectives.

STRUCTURED INVESTMENTS
The Fund may invest a portion of its assets in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of Sovereign Debt. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments. Because Structured Investments of the type in which the Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

The Fund is permitted to invest in a class of Structured Investments that is either subordinated or not subordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments.

Certain issuers of Structured Investments may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Fund's investment in these Structured Investments may be limited by the restrictions contained in the 1940 Act described above under "Investment Objectives and Policies -- Investments in Other Investment Companies." Structured Investments are typically sold in private placement transactions, and there currently is no active trading market for Structured Investments.

STRIPPED INCOME SECURITIES
Stripped income securities are obligations representing an interest in all or a portion of the income or principal components of an underlying or related security, a pool of securities or other assets. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The market values of stripped income securities tend to be more volatile in response to changes in interest rates than are conventional income securities.

FLOATING AND VARIABLE RATE INCOME SECURITIES
Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank's prime rate, a certificate of deposit rate or the London Inter Bank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of interest rate or securities indexes, currency exchange rates or other commodities. The amount by which the rate paid on an income security may increase or decrease may be subject to periodic or lifetime caps. Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

SWAPS, CAPS, FLOORS AND COLLARS
The Fund may enter into interest rate, currency and index swaps and may purchase or sell related caps, floors and collars and other derivative instruments. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a technique for managing the portfolio's duration (I.E., the price sensitivity to changes in interest rates) or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as

                   Statement of Additional Information Page 6

                       GT GLOBAL DEVELOPING MARKETS FUND
hedges and will not sell  interest rate caps, floors or  collars if it does  not
own   securities  or  other  instruments  providing  an  income  stream  roughly equivalent to what the Fund may be obligated to pay.

Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices.

The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

--------------------------------------------------------------------------------

                         OPTIONS, FUTURES AND CURRENCY
                                   STRATEGIES

--------------------------------------------------------------------------------

SPECIAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES
The use of options, futures contracts and forward currency contracts ("Forward Contracts") involves special considerations and risks, as described below. Risks pertaining to particular instruments are described in the sections that follow.

        (1) Successful use of most of these instruments depends upon the Manager's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. While the Manager is experienced in the use of these instruments, there can be no assurance that any particular strategy adopted will succeed.

        (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of the investments being hedged. For example, if the value of an instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which the hedging instrument is traded. The effectiveness of hedges using hedging instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged.

        (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because the Manager projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might by wholly or partially offset by a decline in the price of the hedging instrument. Moreover, if the price of the hedging instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

        (4) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("contra party") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

                   Statement of Additional Information Page 7

                       GT GLOBAL DEVELOPING MARKETS FUND

WRITING CALL OPTIONS
The Fund may write (sell) call options on securities, indices and currencies. Call options generally will be written on securities and currencies that, in the opinion of the Manager are not expected to make any major price moves in the near future but that, over the long term, are deemed to be attractive investments for the Fund.

A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until (American Style) or on (European Style) a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold.

Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objective. When writing a call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since most options may be exercised at any time prior to the option's expiration. If a call option that the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency, which will be increased or offset by the premium received. The Fund does not consider a security or currency covered by a call option to be "pledged" as that term is used in the Fund's policy that limits the pledging or mortgaging of its assets.

Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value.

The premium that the Fund receives for writing a call option is deemed to constitute the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying investment, the relationship of the exercise price to such market price, the historical price volatility of the underlying investment, and the length of the option period. In determining whether a particular call option should be written, the Manager will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price, expiration date or both.

The Fund will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity normally are higher than those applicable to purchases and sales of portfolio securities.

The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from writing the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

WRITING PUT OPTIONS
The Fund may write put options on securities, indices and currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security or currency at the exercise price at any

                   Statement of Additional Information Page 8

                       GT GLOBAL DEVELOPING MARKETS FUND
time until (American style) or on (European style) the expiration date. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

The Fund generally would write put options in circumstances where the Manager wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event, the Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund also would receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premium received.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security or currency at greater than its market value.

PURCHASING PUT OPTIONS
The Fund may purchase put options on securities, indices and currencies. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

The Fund may purchase a put option on an underlying security or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency when the Manager deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any profit otherwise available for distribution when the security or currency is eventually sold.

The Fund also may purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

PURCHASING CALL OPTIONS
The Fund may purchase call options on securities, indices and currencies. As the holder of a call option, the Fund would have the right to purchase the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

Call options may be purchased by the Fund for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options would enable the Fund to acquire the security or currency at the exercise price of the call option plus the premium paid. At times, the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique also may be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and, in such event, could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

The Fund also may purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option could be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options also may be purchased at times to avoid realizing losses that would result in a reduction of the Fund's current return. For example, where the Fund has written a call option on an underlying security or currency having a current market value below the price at which such security or currency was purchased by the Fund, an increase in the market price could result in the exercise of the call

                   Statement of Additional Information Page 9

                       GT GLOBAL DEVELOPING MARKETS FUND
option written by the Fund and the realization of a loss on the underlying security or currency. Accordingly, the Fund could purchase a call option on the same underlying security or currency, which could be exercised to fulfill the Fund's delivery obligations under its written call (if it is exercised). This strategy could allow the Fund to avoid selling the portfolio security or currency at a time when it has an unrealized loss; however, the Fund would have to pay a premium to purchase the call option plus transaction costs.

Aggregate premiums paid for put and call options will not exceed 5% of the Fund's total assets at the time of purchase.

The Fund may attempt to accomplish objectives similar to those involved in using Forward Contracts by purchasing put or call options on currencies. A put option gives the Fund as purchaser the right (but not the obligation) to sell a specified amount of currency at the exercise price at any time until (American style) or on (European style) the expiration date. A call option gives the Fund as purchaser the right (but not the obligation) to purchase a specified amount of currency at the exercise price at any time until (American style) or an (European style) the expiration date. The Fund might purchase a currency put option, for example, to protect itself against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to the Fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which the Fund anticipates purchasing securities.

Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (I.E., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. The Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

The staff of the SEC considers purchased OTC options to be illiquid securities. The Fund may also sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

INDEX OPTIONS
Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market or a particular market sector generally) rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an

                  Statement of Additional Information Page 10

                       GT GLOBAL DEVELOPING MARKETS FUND
amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier, if the closing level is less than the exercise price.

The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if the Fund could assemble a securities portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not know that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its securities portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

INTEREST RATE, CURRENCY AND STOCK INDEX FUTURES CONTRACTS
The Fund may enter into interest rate, currency or stock index futures contracts (collectively, "Futures" or "Futures Contracts") as a hedge against changes in prevailing levels of interest rates, currency exchange rates or stock price levels, respectively, in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by it. The Fund's hedging may include sales of Futures as an offset against the effect of expected increases in interest rates and decreases in currency exchange rates or stock prices, and purchases of Futures as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

The Fund only will enter into Futures Contracts that are traded on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are exchanged in London at the London International Financial Futures Exchange.

Although techniques other than sales and purchases of Futures Contracts could be used to reduce the Fund's exposure to interest rate, currency exchange rate and stock market fluctuations, the Fund may be able to hedge its exposure more effectively and at a lower cost through using Futures Contracts.

A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (security or currency) for a specified price at a designated date, time and place. A stock index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price at which the Futures Contract is originally struck; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Futures Contract is outstanding.

                  Statement of Additional Information Page 11
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                       GT GLOBAL DEVELOPING MARKETS FUND

Although Futures Contracts typically require future delivery of and payment for financial instruments or currencies, Futures Contracts usually are closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs also must be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

As an example of an offsetting transaction, the contractual obligations arising from the sale of one Futures Contract of September Deutschemarks on an exchange may be fulfilled at any time before delivery under the Futures Contract is required (I.E., on a specified date in September, the "delivery month") by the purchase of another Futures Contract of September Deutschemarks on the same exchange. In such instance the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

The Fund's Futures transactions will be entered into for hedging purposes; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

"Margin" with respect to Futures Contracts is the amount of funds that must be deposited by the Fund in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered into ("initial margin") is intended to assure the Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded, and may be modified significantly from time to time by the exchange during the term of the Futures Contract.

Subsequent payments, called "variation margin," to and from the futures commission merchant through which the Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

    RISKS OF USING FUTURES CONTRACTS. The prices of Futures Contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates and currency exchange rates, and in stock market movements, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

There is a risk of imperfect correlation between changes in prices of Futures Contracts and prices of the securities or currencies in the Fund's portfolio being hedged. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities or currencies, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest or currency rate trends.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract.

Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract and options on Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract or option may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract or option, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract and option prices occasionally have moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some traders to substantial losses.

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                       GT GLOBAL DEVELOPING MARKETS FUND

If the Fund were unable to liquidate a Futures or option on Futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

Certain characteristics of the Futures market might increase the risk that movements in the prices of Futures Contracts or options on Futures might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the Futures and options on Futures markets are subject to daily variation margin calls and might be compelled to liquidate Futures or options on Futures positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the Futures or options and the investments being hedged. Also, because initial margin deposit requirements in the Futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the Futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the Futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

OPTIONS ON FUTURES CONTRACTS
Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account, which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities, currencies or index upon which the Futures Contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

The purchase of call options on Futures can serve as a long hedge, and the purchase of put options on Futures can serve as a short hedge. Writing call options on Futures can serve as a limited short hedge, and writing put options on Futures can serve as a limited long hedge, using a strategy similar to that used for writing options on securities, foreign currencies or indices.

If the Fund writes an option on a Futures Contract, it will be required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures Contracts. Premiums received from the writing of an option on a Futures Contract are included in the initial margin deposit.

The Fund may seek to close out an option position by selling an option covering the same Futures Contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

LIMITATIONS ON USE OF FUTURES, OPTIONS ON FUTURES AND CERTAIN OPTIONS ON CURRENCIES
To the extent that the Fund enters into Futures Contracts, options on Futures Contracts, and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. In general, a call option on a Futures Contract is "in-the-money"if the value of the underlying Futures Contract exceeds the strike, i.e., exercise, price of the call; a put option on a Futures Contract is "in-the-money" if the value of the underlying Futures Contract is exceeded by the strike price of the put. This guideline may be modified by the Company's Board of Directors without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.

FORWARD CURRENCY CONTRACTS
A Forward Contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Fund either may accept or make delivery of the currency at the maturity of the Forward Contract. The Fund may also, if its contra party agrees, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract.

                  Statement of Additional Information Page 13
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                       GT GLOBAL DEVELOPING MARKETS FUND

The Fund engages in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. The Fund might sell a particular foreign currency forward, for example, when it holds bonds denominated in a foreign currency but anticipates, and seeks to be protected against, a decline in the currency against the U.S. dollar. Similarly, the Fund might sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, the Fund might purchase a currency forward to "lock in" the price of securities denominated in that currency that it anticipates purchasing.

Forward Contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A Forward Contract generally has no deposit requirement and no commissions are charged at any stage for trades. The Fund will enter into such Forward Contracts with major U.S. or foreign banks and securities or currency dealers in accordance with the guidelines approved by the Company's Board of Directors.

The Fund may enter into Forward Contracts either with respect to specific transactions or with respect to the Fund's portfolio positions. The precise matching of the Forward Contract amounts and the value of specific securities generally will not be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the Forward Contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (I.E., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be predicted accurately, causing the Fund to sustain losses on these contracts and transaction costs.

At or before the maturity of a Forward Contract requiring the Fund to sell a currency, the Fund either may sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a Forward Contract requiring it to purchase a specified currency by, if its contra party agrees entering, into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost to the Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts usually are entered into on a principal basis, no fees or commissions are involved. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while Forward Contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

FOREIGN CURRENCY STRATEGIES -- SPECIAL CONSIDERATIONS
The Fund may use options on foreign currencies, Futures on foreign currencies, options on Futures on foreign currencies and Forward Contracts to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

The Fund might seek to hedge against changes in the value of a particular currency when no Futures Contract, Forward Contract or option involving that currency is available or one of such contracts is more expensive than certain other contracts. In such cases, the Fund may hedge against price movements in that currency by entering into a contract on another currency or basket of currencies, the values of which the Manager believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the contract will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The value of Futures Contracts, options on Futures Contracts, Forward Contracts, and options on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of Futures

                  Statement of Additional Information Page 14

                       GT GLOBAL DEVELOPING MARKETS FUND
Contracts, Forward Contracts or options, the Fund could be disadvantaged by dealing in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or Futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Futures contracts or options until they reopen.

Settlement of Futures Contracts, Forward Contracts and options involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

COVER
Transactions using Forward Contracts, Futures Contracts and options (other than options that the Fund has purchased) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either
(1) an offsetting ("covered") position in securities, currencies, or other options, Forward Contracts or Futures Contracts, or (2) cash, receivables and short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Forward Contract, Futures Contract or option is open, unless they are replaced with other appropriate assets. If a large portion of the Fund's assets are used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

--------------------------------------------------------------------------------

                                  RISK FACTORS

--------------------------------------------------------------------------------

ILLIQUID SECURITIES
The  Fund  may  invest up  to  15% of  its  net assets  in  illiquid securities.
Securities may be considered illiquid if the Fund cannot reasonably expect within seven days to sell the security for approximately the amount at which the Fund values such securities. The sale of illiquid securities, if they can be sold at all, generally will require more time and result in higher brokerage charges or dealer discounts and other selling expenses than the sale of liquid securities, such as securities eligible for trading on U.S. securities exchanges or in the over-the-counter markets. Moreover, restricted securities which may be illiquid for purposes of this limitation, often sell, if at all, at a price lower than similar securities that are not subject to restrictions on resale.

Illiquid securities include those that are subject to restrictions contained in the securities laws of other countries. However, securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be considered illiquid. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

Not all restricted securities are illiquid. In recent years a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933, as amended ("1933 Act"), including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted

                  Statement of Additional Information Page 15

                       GT GLOBAL DEVELOPING MARKETS FUND
securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at favorable prices.

With respect to liquidity determinations generally, the Company's Board of Directors has the ultimate responsibility for determining whether specific securities, including restricted securities pursuant to Rule 144A under the 1933 Act, are liquid or illiquid. The Board has delegated the function of making day-to-day determinations of liquidity to the Manager in accordance with procedures approved by the Board. The Manager takes into account a number of factors in reaching liquidity decisions, including (i) the frequency of trading in the security, (ii) the number of dealers who make quotes for the security,
(iii) the number of dealers who have undertaken to make a market in the security, (iv) the number of other potential purchasers and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). The Manager monitors the liquidity of securities in the Fund's portfolio and periodically reports on such decisions to the Board.

FOREIGN SECURITIES
    POLITICAL, SOCIAL AND ECONOMIC RISKS. Investing in securities of non-U.S. companies may entail additional risks due to the potential political, social and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, the Fund could lose its entire investment in any such country.

In addition, even though opportunities for investment may exist in emerging markets, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist.

Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of Latin American countries previously expropriated large quantities of real and personal property similar to the property which will be represented by the securities purchased by the Fund. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by the Fund will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, the Fund could lose its entire investment in such countries. The Fund's investments would similarly be adversely affected by exchange control regulation in any of those countries.

    RELIGIOUS AND ETHNIC STABILITY. Certain countries in which the Fund may invest may have groups that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund's investment in those countries. Instability may also result from, among other things, (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means, (ii) popular unrest associated with demands for improved political, economic and social conditions and (iii) hostile relations with neighboring or other countries. Such political, social and economic instability could disrupt the principal financial markets in which the Fund invests and adversely affect the value of the Fund's assets.

    FOREIGN INVESTMENT RESTRICTIONS. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Fund. For example, certain countries require prior governmental approval before investments by foreign persons may be made or may limit

                  Statement of Additional Information Page 16

                       GT GLOBAL DEVELOPING MARKETS FUND
the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. If there is a deterioration in a country's balance of payments or for other reasons, a country may impose restrictions on foreign capital remittances abroad. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

    NON-UNIFORM CORPORATE DISCLOSURE STANDARDS AND GOVERNMENTAL
REGULATION. Foreign companies are subject to accounting, auditing and financial standards and requirements that differ in some cases significantly from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the securities held by the Fund will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning most foreign issuers of securities held by the Fund than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Manager will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers. Issuers of securities on foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as restrictions on market manipulation, insider trading rules, shareholder proxy requirements and timely disclosure of information.

    CURRENCY FLUCTUATIONS. Because the Fund, under normal circumstances, will invest a substantial portion of its total assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities and cash denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains derived from such securities to be distributed in U.S. dollars to shareholders of the Fund. Moreover, if the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the world economy.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

    ADVERSE MARKET CHARACTERISTICS. Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities markets and brokers generally are subject to less governmental supervision and regulation than in the United States and foreign securities transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell

                  Statement of Additional Information Page 17

                       GT GLOBAL DEVELOPING MARKETS FUND
the security, could result in possible liability to the purchaser. The Manager will consider such difficulties when determining the allocation of the Fund's assets, although the Manager does not believe that such difficulties will have a material adverse effect on the Fund's portfolio trading activities.

The Fund may use foreign custodians, which may involve risks in addition to those related to the use of U.S. custodians. Such risks include uncertainties relating to (i) determining and monitoring the financial strength, reputation and standing of the foreign custodian, (ii) maintaining appropriate safeguards to protect the Fund's investments and (iii) possible difficulties in obtaining and enforcing judgments against such custodians.

    WITHHOLDING TAXES. The Fund's net investment income from securities of foreign issuers may be subject to withholding taxes by the foreign issuer's country, thereby reducing that income or delaying the receipt of income where those taxes may be recaptured. See "Taxes."

    CONCENTRATION. To the extent the Fund invests a significant portion of its assets in securities of issuers located in a particular country or region of the world, it may be subject to greater risks and may experience greater volatility than a fund that is more broadly diversified geographically.

    SPECIAL CONSIDERATIONS AFFECTING EMERGING MARKETS. Investing in equity securities of companies in emerging markets may entail greater risks than investing in equity securities in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility;
(iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

Investing in the securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, the Fund could lose its entire investment in any such country.

Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value in issuers compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. In addition, securities traded in certain emerging markets may be subject to risks due to the inexperience of financial intermediaries, a lack of modern technology, the lack of a sufficient capital base to expand business operations, and the possibility of permanent or temporary termination of trading.

Settlement mechanisms in emerging securities markets may be less efficient and reliable than in more developed markets. In such emerging securities there may be share registration and delivery delays or failures.

Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

    SPECIAL CONSIDERATIONS AFFECTING WESTERN EUROPEAN COUNTRIES. The countries that are members of the European Economic Community ("Common Market") (Belgium, Denmark, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, and the United Kingdom) eliminated certain import tariffs and quotas and other trade barriers with respect to one another over the past several years. The Manager believes that this deregulation should improve the prospects for economic growth in many Western European countries. Among other things, the deregulation could enable companies domiciled in one country to avail themselves of lower labor costs existing in other countries. In addition, this deregulation could benefit companies domiciled in one country by opening additional markets for their goods and services in other countries. Since, however, it is not clear what the exact form or effect of these Common Market reforms will be on business in Western Europe, it is impossible to predict the long-term impact of the implementation of these programs on the securities owned by the Fund.

    SPECIAL CONSIDERATIONS AFFECTING RUSSIA AND EASTERN EUROPEAN COUNTRIES. Investing in Russia and Eastern European countries involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets and should be considered highly speculative. Such risks include the following: (1) delays in settling

                  Statement of Additional Information Page 18
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                       GT GLOBAL DEVELOPING MARKETS FUND
portfolio transactions and risk of loss arising out of the system of share registration and custody; (2) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgement; (3) pervasiveness of corruption and crime in the economic system; (4) currency exchange rate volatility and the lack of available currency hedging instruments;
(5) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation) and high unemployment; (6) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on the Fund's ability to exchange local currencies for U.S. dollars; (7) political instability and social unrest and violence; (8) the risk that the governments of Russia and Eastern European countries may decide not to continue to support the economic reform programs implemented recently and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, or a return to the centrally planned economy that existed when such countries had a communist form of government; (9) the financial condition of companies in these countries, including large amounts of inter-company debt which may create a payments crisis on a national scale;
(10) dependency on exports and the corresponding importance of international trade; (11) the risk that the tax system in these countries will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation; and (12) the underdeveloped nature of the securities markets.

    SPECIAL CONSIDERATIONS AFFECTING JAPAN. Japan's economic growth has declined significantly since 1990. The general government position has deteriorated as a result of weakening economic growth and stimulative measures taken to support economic activity and to restore financial stability. Although the decline in interest rates and fiscal stimulation packages have helped to contain recessionary forces, uncertainties remain. Japan is also heavily dependent upon international trade, so its economy is especially sensitive to trade barriers and disputes. Japan has had difficult relations with its trading partners, particularly the United States, where the trade imbalance is the greatest. It is possible that trade sanctions and other protectionist measures could impact Japan adversely in both the short and the long term.

The common stocks of many Japanese companies trade at high price-earnings ratios. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially in the United States. In general, however, reported net income in Japan is understated relative to U.S. accounting standards and this is one reason why price-earnings ratios of the stocks of Japanese companies have tended historically to be higher than those for U.S. stocks. In addition, Japanese companies have tended to have higher growth rates than U.S. companies and Japanese interest rates have generally been lower than in the United States, both of which factors tend to result in lower discount rates and higher price-earnings ratios in Japan than in the United States.

The Japanese securities markets are less regulated than those in the United States. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders' rights are not always equally enforced. In addition, Japan's banking industry is undergoing problems related to bad loans and declining values in real estate.

    SPECIAL CONSIDERATIONS AFFECTING PACIFIC REGION COUNTRIES. Certain of the risks associated with international investments are heightened for investments in Pacific region countries. For example, some of the currencies of Pacific region countries have experienced steady devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain countries, such as India, face serious exchange constraints.

Many of the Asia Pacific region countries may be subject to a greater degree of social, political and economic instability than is the case in the United States. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, and changes in government through extra-constitutional means;
(ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. Such social, political and economic instability could significantly disrupt the principal financial markets in which the Fund invests and adversely affect the value of the Fund's assets. In addition, asset expropriations or future confiscatory levels of taxation possibly may affect the Fund.

Several of the Asia Pacific region countries have, or in the past have had, hostile relationships with neighboring nations or have experienced internal insurgency. Thailand has experienced border conflicts with Laos and Cambodia, and India is engaged in border disputes with several of its neighbors, including China and Pakistan. An uneasy truce exists between North Korea and South Korea, and the recurrence of hostilities remains possible. Reunification of North Korea and South Korea could have a detrimental effect on the economy of South Korea. Also, China continues to claim sovereignty over Taiwan and recently has conducted military maneuvers near Taiwan.

                  Statement of Additional Information Page 19

                       GT GLOBAL DEVELOPING MARKETS FUND

The economies of most of the Asia Pacific region countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally the United States, Japan, China and the European Community. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asia Pacific region countries. In addition, the economies of some of the Asia Pacific region countries, Australia and Indonesia, for example, are vulnerable to weakness in world prices for their commodity exports, including crude oil.

China recently assumed sovereignty over Hong Kong in July 1997. Although China has committed by treaty to preserve the economic and social freedoms enjoyed in Hong Kong for fifty years, the continuation of the current form of the economic system in Hong Kong will depend on the actions of the government of China. In addition, such assumption of sovereignty has increased sensitivity in Hong Kong to political developments and statements by public figures in China. Business confidence in Hong Kong, therefore, can be significantly affected by such developments and statements, which in turn can affect markets and business performance.

In addition, the Chinese sovereignty over Hong Kong also presents a risk that the Hong Kong dollar will be devalued and a risk of possible loss of investor confidence in the Hong Kong markets and dollar. However, factors exist that are likely to mitigate this risk. First, China has stated its intention to implement a "one country, two systems" policy, which would preserve monetary sovereignty and leave control in the hands of the Hong Kong Monetary Authority ("HKMA").

Second, fixed rate parity with the U.S. dollar is seen as critical to maintaining investors' confidence in the transition to Chinese rule, and, therefore, it is anticipated that, if international investors lose confidence in Hong Kong dollar assets, the HKMA would intervene to support the currency, though such intervention cannot be assured. Third, Hong Kong's and China's sizable combined foreign exchange reserve may be used to support the value of the Hong Kong dollar, provided that China does not appropriate such reserves for other uses, which is not anticipated but cannot be assured. Finally, China would be likely to experience significant adverse political and economic consequences if confidence in the Hong Kong dollar and the territory assets were to be endangered.

    SPECIAL CONSIDERATIONS AFFECTING LATIN AMERICAN COUNTRIES. Most Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain Latin American countries. Certain Latin American countries are also among the largest debtors to commercial banks and foreign governments. At times certain Latin American countries have declared moratoria on the payment of principal and/or interest on external debt. In addition, certain Latin American securities markets have experienced high volatility in recent years.

Latin American countries may also close certain sectors of their economies to equity investments by foreigners. Further due to the absence of securities markets and publicly owned corporations and due to restrictions on direct investment by foreign entities, investments may only be made in certain Latin American countries solely or primarily through governmentally approved investment vehicles or companies.

Certain Latin American countries may have managed currencies that are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994, the value of the Mexican peso lost more than one-third of its value relative to the U.S. dollar.

    SOVEREIGN DEBT. Sovereign Debt generally offers high yields, reflecting not only perceived credit risk, but also the need to compete with other local investments in domestic financial markets. Certain Latin American countries are among the largest debtors to commercial banks and foreign governments. A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy towards the International Monetary Fund and the political constraints to which a sovereign  debtor  may  be  subject.  Sovereign  debtors  may  default  on their
Sovereign Debt. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due, may result

                  Statement of Additional Information Page 20

                       GT GLOBAL DEVELOPING MARKETS FUND
in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debts.

In recent years, some of the Latin American countries in which the Fund expects to invest have encountered difficulties in servicing their Sovereign Debt. Some of these countries have withheld payments of interest and/or principal of Sovereign Debt. These difficulties have also led to agreements to restructure external debt obligations -- in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. In the future, holders of Sovereign Debt may be requested to participate in similar reschedulings of such debt.

The ability of Latin American governments to make timely payments on their Sovereign Debt is likely to be influenced strongly by a country's balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country's trading partners could also adversely affect its exports.

    NON-UNIFORM CORPORATE DISCLOSURE STANDARDS AND GOVERNMENTAL
REGULATION. Foreign companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the securities held by the Fund will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning most foreign issuers of securities held by the Fund than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Manager will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers. In addition, for companies that keep accounting records in local currency, inflation accounting rules in some Latin American countries require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate  losses or  profits. There  is substantially  less  publicly available information about foreign companies, including Latin American companies, and the governments of Latin American countries than there are reports and ratings published about U.S. companies and the U.S. government. Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as restrictions on market manipulation, insider trading rules, shareholder proxy requirements and timely disclosure of information.

--------------------------------------------------------------------------------

                             INVESTMENT LIMITATIONS

--------------------------------------------------------------------------------

The Fund's investment objectives may not be changed without the approval of a majority of its outstanding voting securities. As defined in the 1940 Act and as used in this Statement of Additional Information a "majority of the Fund's outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented and (ii) more than 50% of the outstanding shares. In addition, the Fund has adopted the following fundamental investment limitations that may not be changed without approval of a majority of its outstanding voting securities.

The Fund may not:

        (1) issue senior securities or borrow money in amounts in excess of those permitted under the 1940 Act;

        (2) make an investment in any one industry if the investment would cause the aggregate value of all investments in such industry to equal 25% or more of the Fund's total assets; provided that this limitation does not apply to investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

                  Statement of Additional Information Page 21

                       GT GLOBAL DEVELOPING MARKETS FUND

        (3) purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions and except that the Fund may make margin deposits in connection with its use of options, futures contracts, options on futures contracts, forward currency contracts and other financial instruments;

        (4) engage in the business of underwriting securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under federal securities laws and except that the Fund may write options;

        (5) make short sales of securities or maintain a short position, except that the Fund may maintain short positions in connection with its use of options, futures contracts, options on futures contracts and forward currency contracts and may sell short "against the box;"

        (6) purchase or sell real estate (including real estate limited partnership interest), provided that the Fund may invest in securities secured by, or issued by companies that invest in real estate or interests therein;

        (7) purchase or sell commodities or commodity contracts, except that the Fund may sell commodities received upon the exercise of warrants, may purchase or sell financial and currency futures contracts and options thereon, may purchase and sell forward contracts, may engage in transactions in foreign currencies and may purchase or sell options on foreign currencies; or

        (8) make loans, except through loans or portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan.

For purposes of the concentration policy of the Fund contained in limitation (2) above, the Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any one single foreign government, or by all supranational organizations in the aggregate, are considered to be securities of issuers in the same industry.

In addition, to comply with federal tax requirements for qualification as a "regulated investment company" ("RIC"), the Fund's investments will be limited so that, at the close of each quarter of its taxable year, (a) not more than 25% of the value of its total assets is invested in the securities (other than U.S government securities or the securities of other RICs) of any one issuer and (b) at least 50% of the value of its total assets is represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the issuer's outstanding voting securities ("Diversification Requirements"). These tax-related limitations may be changed by the Company's Board of Directors to the extent necessary to comply with changes to applicable tax requirements.

The Fund's other investment policies and limitations described herein may be changed by the Company's Board of Directors without shareholder approval, provided that any such policies and limitations as so amended do not conflict with the Fund's fundamental investment limitations.

--------------------------------------------------------------------------------

                             EXECUTION OF PORTFOLIO
                                  TRANSACTIONS

--------------------------------------------------------------------------------

Subject to policies established by the Company's Board of Directors, the Manager is responsible for the execution of the Fund's portfolio transactions and the selection of broker/dealers who execute such transactions on behalf of the Fund. In executing portfolio transactions, the Manager seeks the best net results for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. Although the Manager generally seeks reasonably competitive commission rates and spreads, payment of the lowest commission or spread is not necessarily consistent with the best net results. While the Fund may engage in soft dollar arrangements for research services, as described below, the Fund has no obligation to deal with any broker/dealer or group of broker/dealers in the execution of portfolio transactions.

                  Statement of Additional Information Page 22

                       GT GLOBAL DEVELOPING MARKETS FUND

Debt securities generally are traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. U.S. and foreign government securities and money market instruments generally are traded in the OTC markets. In underwritten offerings, securities usually are purchased at a fixed price which includes an amount of compensation to the underwriter. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. Broker/dealers may receive commissions on futures, currency and options transactions.

Consistent with the interests of the Fund, the Manager may select brokers to execute the Fund's portfolio transactions, on the basis of the research and brokerage services they provide to the Manager for its use in managing the Fund and its other advisory accounts. Such services may include furnishing analyses, reports and information concerning issuers, industries, securities, geographic regions, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research and brokerage services received from such brokers are in addition to, and not in lieu of, the services required to be performed by the Manager under the Management Contract (defined below). A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Manager determines in good faith that such commission is reasonable in terms either of that particular transaction or the overall responsibility of the Manager to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits received by the Fund over the long term. Research services may also be received from dealers who execute Fund transactions in OTC markets.

The Manager may allocate brokerage transactions to broker/dealers who have entered into arrangements under which the broker/dealer allocates a portion of the commissions paid by the Fund toward payment of the Fund's expenses, such as transfer agent and custodian fees.

Investment decisions for the Fund and for other investment accounts managed by the Manager are made independently of each other in light of differing conditions. However, the same investment decision occasionally may be made for two or more of such accounts including the Fund. In such cases, simultaneous transactions may occur. Purchases or sales are then allocated as to price or amount in a manner deemed fair and equitable to all accounts involved. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, in other cases, the Manager believes that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

Under a policy adopted by the Company's Board of Directors, and subject to the policy of obtaining the best net results, the Manager may consider a broker/dealer's sale of the shares of the Fund and the other funds for which the Manager serves as investment manager in selecting brokers and dealers for the execution of portfolio transactions. This policy does not imply a commitment to execute portfolio transactions through all broker/dealers that sell shares of the Fund and such other funds.

The Fund contemplates purchasing most foreign equity securities in over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. The fixed commissions paid in connection with most such foreign stock transactions generally are higher than negotiated commissions on U.S. transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States. Foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign equity securities may be held by the Fund in the form of ADRs, ADSs, EDRs, CDRs or securities convertible into foreign equity securities. ADRs, ADSs, EDRs and CDRs may be listed on stock exchanges, or traded in the OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The foreign and domestic debt securities and money market instruments in which the Fund may invest generally are traded in the OTC markets.

The Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through certain companies that are members of the Liechtenstein Global Trust. The Company's Board of Directors has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which they are operating. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

For the fiscal years ended December 31, 1996, 1995 and 1994, the Predecessor Fund paid aggregate brokerage commissions of $1,580,879, $1,311,090, and $2,832,000, respectively.

                  Statement of Additional Information Page 23

                       GT GLOBAL DEVELOPING MARKETS FUND

PORTFOLIO TRADING AND TURNOVER
The Fund engages in portfolio trading when the Manager has concluded that the sale of a security owned by the Fund and/ or the purchase of another security of better value can enhance principal and/or increase income. A security may be sold to avoid any prospective decline in market value, or a security may be purchased in anticipation of a market rise. Consistent with the Fund's investment objective, a security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities. Although the Fund does not intend generally to trade for short-term profits, the securities in the Fund's portfolio will be sold whenever management believes it is appropriate to do so, without regard to the length of time a particular security may have been held. Portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the Fund's average month-end portfolio values, excluding short-term investments. The portfolio turnover rate will not be a limiting factor when the Manager deems portfolio changes appropriate. Higher portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs that the Fund will bear directly and may result in the realization of net capital gains that are taxable when distributed to the Fund's shareholders. For the fiscal years ended December 31, 1996 and 1995, the Predecessor Fund's portfolio turnover rates were 138% and 75%, respectively.

                  Statement of Additional Information Page 24

                       GT GLOBAL DEVELOPING MARKETS FUND

                            DIRECTORS AND EXECUTIVE
                                    OFFICERS

--------------------------------------------------------------------------------

The Company's Directors and Executive Officers are listed below.

NAME, POSITION(S) WITH THE               PRINCIPAL OCCUPATIONS AND BUSINESS
COMPANY AND ADDRESS                      EXPERIENCE FOR PAST 5 YEARS
---------------------------------------  ------------------------------------------------------------------------------------------
William J. Guilfoyle*, 39                President, GT Global since 1995; Director, GT Global since 1991; Senior Vice President and
Trustee, Chairman of the Board and       Director of Sales and Marketing, GT Global from May 1992 to April 1995; Vice President and
President                                Director of Marketing, GT Global from 1987 to 1992; Director, Liechtenstein Global Trust
50 California Street                     AG (holding company of the various international LGT companies) Advisory Board since
San Francisco, CA 94111                  January 1996; Director, G.T. Global Insurance Agency ("G.T. Insurance") since 1996;
                                         President and Chief Executive Officer, G.T. Insurance since 1995; Senior Vice President and Director, Sales and Marketing, G.T. Insurance from April 1995 to November 1995; Senior
                                         Vice President, Retail Marketing, G.T. Insurance from 1992 to 1993. Mr. Guilfoyle is also a director or trustee of each of the other investment companies registered under the 1940
                                         Act that is managed or administered by the Manager.

C. Derek Anderson, 56                    President, Plantagenet Capital Management, LLC (an investment partnership); Chief
Trustee                                  Executive Officer, Plantagenet Holdings, Ltd. (an investment banking firm); Director,
220 Sansome Street                       Anderson Capital Management, Inc., since 1988; Chief Executive Officer, Anderson Capital
Suite 400                                Management, Inc., from 1991 to July 1997; Director, PremiumWear, Inc. (formerly
San Francisco, CA 94104                  Munsingwear, Inc.) (a casual apparel company), and Director, "R" Homes, Inc. and various other companies. Mr. Anderson is also a director or trustee of each of the other investment companies registered under the 1940 Act that is managed or administered by the
                                         Manager.

Frank S. Bayley, 58                      Partner with Baker & McKenzie (a law firm); Director and Chairman, C.D. Stimson Company (a
Trustee                                  private investment company). Mr. Bayley also is a director or trustee of each of the other
Two Embarcadero Center                   investment companies registered under the 1940 Act that is managed or administered by the
Suite 2400                               Manager.
San Francisco, CA 94111

Arthur C. Patterson, 54                  Managing Partner, Accel Partners (a venture capital firm). He also serves as a director of
Trustee                                  various computing and software companies. Mr. Patterson also is a director or trustee of
One Embarcadero Center                   each of the other investment companies registered under the 1940 Act that is managed or
Suite 3820                               administered by the Manager.
San Francisco, CA 94111

Ruth H. Quigley, 62                      Private investor, and President, Quigley Friedlander & Co., Inc. (a financial advisory
Trustee                                  services firm) from 1984 to 1986. Miss Quigley also is a director or trustee of each of
1055 California Street                   the other investment companies registered under the 1940 Act that is managed or
San Francisco, CA 94108                  administered by the Manager.

Robert G. Wade, Jr.,* 70                 Consultant to the Manager; Chairman of the Board of Chancellor Capital Management, Inc.
Trustee                                  from January 1995 to October 1996; President, Chief Executive Officer and Chairman of the
1166 Avenue of the Americas              Board of Chancellor Capital Management, Inc. from 1988 to January 1995. Mr. Wade also is a
New York, NY 10036                       director or trustee of each of the other investment companies registered under the 1940
                                         Act that is managed or administered by the Manager.

--------------
* Mr. Guilfoyle and Mr. Wade are "interested persons" of the Trust as defined by the 1940 Act due to their affiliation with the LGT companies.

                  Statement of Additional Information Page 25

                       GT GLOBAL DEVELOPING MARKETS FUND

Helge K. Lee, 51                  Executive Vice President, Asset Management Division, Liechtenstein
Vice President and Secretary      Global Trust since October 1996; Senior Vice President, General Counsel
1166 Avenue of the Americas       and Secretary, LGT Asset Management, the Manager, GT Global, GT Services
New York, NY 10036                and G.T. Insurance from February 1996 to October 1996; Vice President,
                                  General Counsel and Secretary, LGT Asset Management, Inc., Chancellor
                                  LGT Asset Management, Inc., GT Global, GT Services and G.T. Insurance
                                  from May 1994 to February 1996; Senior Vice President, General Counsel
                                  and Secretary, Strong/Corneliuson Management, Inc.; and Secretary, each of the Strong Funds from October 1991 to May 1994.

Kenneth W. Chancey, 52            Vice President -- Mutual Fund Accounting, the Manager since 1992; and
Vice President and                Vice President, Putnam Fiduciary Trust Company from 1989 to 1992.
Principal Accounting Officer
50 California Street
San Francisco, CA 94111

                         ------------------------------

The Board of Directors has a Nominating and Audit Committee, comprised of Miss Quigley and Messrs. Anderson, Bayley and Patterson, which is responsible for nominating persons to serve as Directors, reviewing audits of the Company and its funds and recommending firms to serve as independent auditors for the Company. Each of the Directors and officers of the Company is also a Director and officer of G.T. Investment Portfolios, Inc. and GT Global Floating Rate Fund, Inc., a Trustee and officer of G.T. Global Growth Series and a Trustee of G.T. Global Eastern Europe Fund, G.T. Global Variable Investment Trust, G.T. Global Variable Investment Series, Global High Income Portfolio and Global Investment Portfolio, which are also registered investment companies managed by the Manager. Each Director and officer serves in total as a Director or Trustee and Officer, respectively, of 11 registered investment companies with 41 series managed or administered by the Manager. The Company pays each Director, who is not a director, officer or employee of the Manager or any affiliated company, $5,000 per annum, plus $300 per Fund for each meeting of the Board attended, and reimburses travel and other expenses incurred in connection with attendance at such meetings. Other Directors and Officers receive no compensation or expense reimbursement from the Company. For the fiscal year ended October 31, 1996, Mr. Anderson, Mr. Bayley, Mr. Patterson and Miss Quigley, who are not directors, officers or employees of the Manager or any affiliated company, received total compensation of $30,200, $30,200, $26,600 and $30,200, respectively, from the Company for which he or she serves as a Director. For the fiscal year ended October 31, 1996, Mr. Anderson, Mr. Bayley, Mr. Patterson and Miss Quigley received total compensation of $80,100, $80,100, $72,600 and $80,100, respectively, from the investment companies managed or administered by the Manager for which he or she serves as a Director or Trustee. Fees and expenses disbursed to the Directors contained no accrued or payable pension or retirement benefits. As of October 1, 1997, the Officers and Directors and their families as a group owned in the aggregate beneficially or of record less than 1% of the outstanding shares of the Fund or of all the Company's funds in the aggregate.

                  Statement of Additional Information Page 26

                       GT GLOBAL DEVELOPING MARKETS FUND

                                   MANAGEMENT

--------------------------------------------------------------------------------

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES
The Manager serves as the Fund's investment manager and administrator under an Investment Management and Administration Contract ("Management Contract") between the Company and the Manager. As investment manager and administrator, the Manager makes all investment decisions for the Fund and administers the Fund's affairs. Among other things, the Manager furnishes the services and pays the compensation and travel expenses of persons who perform the executive, administrative, clerical and bookkeeping functions of the Company and the Fund, and provides suitable office space, necessary small office equipment and utilities. For these services, the Fund pays the Manager investment management and administration fees, based on the Fund's average daily net assets, computed daily and paid monthly, at the annualized rate of .975% on the first $500 million, .95% on the next $500 million, .925% on the next $500 million, and .90% on amounts thereafter.

The Management Contract may be renewed for one-year terms, provided that any such renewal has been specifically approved at least annually by (i) the Company's Board of Directors, or by the vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) and (ii) a majority of Directors who are not parties to the Management Contract or "interested persons" of any such party (as defined in the 1940 Act), cast in person at a meeting called for the specific purpose of voting on such approval. The Management Contract provides that with respect to the Fund, the Company or the Manager may terminate the Contract without penalty upon sixty days' written notice. The Management Contract terminates automatically in the event of its assignment (as defined in the 1940 Act).

The  following  table  discloses  the   amount  of  investment  management   and
administration fees paid by the Predecessor Fund to the Manager during the Predecessor Fund's last three fiscal years:

YEAR ENDED DECEMBER 31,                                                                                       AMOUNT PAID
-----------------------------------------------------------------------------------------------------------  -------------
1996.......................................................................................................   $ 7,864,840
1995.......................................................................................................   $ 6,878,640
1994.......................................................................................................   $ 7,377,360

DISTRIBUTION SERVICES
The Fund's Class A and Class B shares are offered continuously through the Fund's principal underwriter and distributor, GT Global, on a "best efforts" basis pursuant to a Distribution Contract between the Company and GT Global.

As described in the Prospectus, the Company has adopted a separate Distribution Plan with respect to each class of the Fund in accordance with Rule 12b-1 under the 1940 Act (the "Class A Plan" and "Class B Plan," respectively, and collectively, "Plans"). The rate of payments by the Fund under the Plans, as described in the Prospectus, may not be increased without the approval of the majority of the outstanding voting securities of the Fund. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement. The Fund makes no payments to any party other than GT Global, which is the distributor (principal underwriter) of the Fund's shares.

In approving the Plans, the Directors determined that the adoption of each Plan was in the best interests of the shareholders of the Fund. Agreements related to the Plans must also be approved by such vote of the Directors, including a majority of Directors who are not "interested persons" of the Company (as defined in the 1940 Act) and who have no direct or indirect financial interests in the operation of the Plans, or in any agreement related thereto.

Each Plan requires that, at least quarterly, the Directors review the amounts expended thereunder and the purposes for which such expenditures were made. Each Plan requires that so long as it is in effect the selection and nomination of Directors who are not "interested persons" of the Company will be committed to the discretion of the Directors who are not "interested persons" of the Company, as defined in the 1940 Act.

As discussed in the Prospectus, GT Global collects sales charges on sales of Class A shares of the Fund, retains certain amounts of such charges and reallows other amounts of such charges to broker/dealers who sell shares.

                  Statement of Additional Information Page 27

                       GT GLOBAL DEVELOPING MARKETS FUND

GT Global receives any contingent deferred sales charges payable with respect to redemptions of Class B shares and certain Class A shares.

TRANSFER AGENCY AND ACCOUNTING AGENCY SERVICES
The Transfer Agent has been retained by the Fund to perform shareholder servicing, reporting and general transfer agent functions for the Fund. For these services, the Transfer Agent receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. The Transfer Agent also is reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies. The Manager serves as the Fund's pricing and accounting agent.

EXPENSES OF THE FUND
The Fund pays all expenses not assumed by the Manager, GT Global and other agents. These expenses include, in addition to the advisory, distribution, transfer agency, pricing and accounting agency and brokerage fees discussed above, legal and audit expenses, custodian fees, directors' fees, organizational fees, fidelity bond and other insurance premiums, taxes, extraordinary expenses and the expenses of reports and prospectuses sent to existing investors. The allocation of general Company expenses and expenses shared among the Fund and other funds organized as series of the Company are allocated on a basis deemed fair and equitable, which may be based on the relative net assets of the Fund or the nature of the services performed and relative applicability to the Fund. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. The ratio of the Fund's expenses to its relative net assets can be expected to be higher than the expense ratios of funds investing solely in domestic securities, since the cost of maintaining the custody of foreign securities and the rate of investment management fees paid by the Fund generally are higher than the comparable expenses of such other funds.

--------------------------------------------------------------------------------

                            VALUATION OF FUND SHARES

--------------------------------------------------------------------------------

As described in the Prospectus, the Fund's net asset value per share for each class of shares is determined at the close of regular trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern time, unless weather, equipment failure or other factors contribute to an earlier closing time) on each business day the NYSE is open for business. Currently, the NYSE is closed on weekends and on certain days relating to the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving Day and Christmas Day.

The Fund's portfolio securities and other assets are valued as follows:

Equity securities that are traded on stock exchanges, are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by the Manager to be the primary market.

Long-term debt obligations are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments are amortized to maturity based on their cost, adjusted for foreign exchange translation, provided such valuations represent fair value.

Options on indices, securities and currencies purchased by the Fund are valued at their last bid price in the case of listed options or, in the case of OTC options, at the average of the last bid prices obtained from dealers unless a quotation from only one dealer is available, in which case only that dealer's price will be used. The value of each security denominated in a currency other than U.S. dollars will be translated into U.S. dollars at the prevailing market rate as determined by the Manager on that day. When market quotations for futures and options on futures held by the Fund are readily available, those positions will be valued based upon such quotations.

                  Statement of Additional Information Page 28

                       GT GLOBAL DEVELOPING MARKETS FUND

Securities and other assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration generally is given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors also generally are considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

The fair value of any other assets is added to the value of all securities positions to arrive at the value of the Fund's total assets. The Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearer cent, is the net asset value per share.

Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If none of these alternatives are available, or none are deemed to provide a suitable methodology for converting a foreign currency into U.S. dollars, the Board of Directors, in good faith, will establish a conversion rate for such currency.

European, Far Eastern, or Latin American securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days on which the NYSE is not open. In addition, trading in securities on European and Far Eastern securities exchanges and OTC markets generally is completed well before the close of the business day in New York. Consequently, the calculation of the
Fund's net asset value may not take place contemporaneously with the determination of the prices of securities held by the Fund. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in the Fund's net asset value unless the Manager, under the supervision of the Company's Board of Directors, determines that the particular event would materially affect net asset value. As a result, the Fund's net asset value may be significantly affected by such trading on days when a shareholder cannot purchase or redeem shares of the Fund.

--------------------------------------------------------------------------------

                         INFORMATION RELATING TO SALES
                                AND REDEMPTIONS

--------------------------------------------------------------------------------

PAYMENT AND TERMS OF OFFERING
Payment for Class A or Class B shares purchased should accompany the purchase order, or funds should be wired to the Transfer Agent as described in the Prospectus. Payment for Fund shares, other than by wire transfer, must be made by check or money order drawn on a U.S. bank. Checks or money orders must be payable in U.S. dollars.

As a condition of this offering, if an order to purchase either class of shares is cancelled due to nonpayment (for example, on account of a check returned for "not sufficient funds"), the person who made the order will be responsible for any loss incurred by the Fund by reason of such cancellation, and if such purchaser is a shareholder, the Fund shall have the authority as agent of the shareholder to redeem shares in his or her account at their then-current net asset value per share to reimburse the Fund for the loss incurred. Investors whose purchase orders have been cancelled due to nonpayment may be prohibited from placing future orders.

The Fund reserves the right at any time to waive or increase the minimum requirements applicable to initial or subsequent investments with respect to any person or class of persons. An order to purchase shares is not binding on the Fund until it has been confirmed in writing by the Transfer Agent (or other arrangements made with the Fund, in the case of orders utilizing wire transfer of funds, as described above) and payment has been received. To protect existing shareholders, the Fund reserves the right to reject any offer for a purchase of shares by any individual.

                  Statement of Additional Information Page 29

                       GT GLOBAL DEVELOPING MARKETS FUND

SALES OUTSIDE THE UNITED STATES
Sales of Fund shares made through brokers outside the United States will be at net asset value plus a sales commission, if any, established by that broker or by local law. Such a commission, if any, may be more or less than the sales charges listed in the sales charge table included in the Prospectus.

LETTER OF INTENT -- CLASS A SHARES
A Letter of Intent ("LOI") is not a binding obligation to purchase the indicated amount. During such time as Class A shares are held in escrow under an LOI to assure payment of applicable sales charges if the indicated amount is not met, all dividends and capital gain distributions on escrowed shares will be reinvested in additional Class A shares or paid in cash, as specified by the shareholder. If the intended investment is not completed within the specified 13-month period, the purchaser must remit to GT Global the difference between the sales charge actually paid and the sales charge which would have been applicable if the total Class A purchases had been made at a single time. If this amount is not paid to GT Global within 20 business days after written request, the appropriate number of escrowed shares will be redeemed and the proceeds paid to GT Global.

A registered investment adviser, trust company or trust department seeking to execute an LOI as a single purchaser with respect to accounts over which it exercises investment discretion is required to provide the Transfer Agent with information establishing that it has discretionary authority with respect to the money invested (e.g., by providing a copy of the pertinent investment advisory agreement). Class A shares purchased in this manner must be restrictively registered with the Transfer Agent so that only the investment adviser, trust company or trust department, and not the beneficial owner, will be able to place purchase, redemption and exchange orders.

AUTOMATIC INVESTMENT PLAN -- CLASS A SHARES AND CLASS B SHARES
To establish participation in the GT Global Automatic Investment Plan ("AIP"), investors or their brokers should specify whether investment will be in Class A shares or Class B shares and send the following documents to the Transfer Agent:
(1) an AIP Application; (2) a Bank Authorization Form; and (3) a voided personal check from the pertinent bank account. The necessary forms are included at the back of the Fund's prospectus. Providing that an investor's bank accepts the Bank Authorization Form, investment amounts will be drawn on the designated dates (monthly on the 25th day or beginning quarterly on the 25th day of the month the investor first selects) in order to purchase full and fractional shares of the Fund at the public offering price determined on that day. In the event that the 25th day falls on a Saturday, Sunday or holiday, shares will be purchased on the next business day. If an investor's check is returned because of insufficient funds, a stop payment order or the account is closed, the AIP may be discontinued, and any share purchase made upon deposit of such check may be cancelled. Furthermore, the shareholder will be liable for any loss incurred by the Fund by reason of such cancellation. Investors should allow one month for the establishment of an AIP. An AIP may be terminated by the Transfer Agent or the Fund upon 30 days' written notice or by the participant, at any time, without penalty, upon written notice to the Fund or the Transfer Agent.

INDIVIDUAL RETIREMENT ACCOUNTS ("IRAs") AND OTHER TAX-DEFERRED PLANS
Class A or Class B shares may be purchased as the underlying investment for an IRA meeting the requirements of sections 408(a), 408A or 530 of the Internal Revenue Code of 1986, as amended ("Code"), as well as for qualified retirement plans described in Code Section 401 and custodial accounts complying with Code
Section 403(b)(7).

IRAs: If you have earned income from employment (including self-employment), you can contribute each year to an IRA up to the lesser of (1) $2,000 for yourself or $4,000 for you and your spouse, regardless of whether your spouse is employed, or (2) 100% of compensation. Some individuals may be able to take an income tax deduction for the contribution. Regular contributions may not be made for the year you become 70 1/2 or thereafter. Effective for taxable years beginning after 1997, unless you and your spouse's earnings exceed a certain level, you may also establish an "education IRA" and/or a "Roth IRA." Although contributions to these new types of IRAs are nondeductible, withdrawals from them will be tax-free under certain circumstances. Please consult your tax advisor for more information. IRA applications are available from brokers or GT Global.

ROLLOVER IRAs: Individuals who receive distributions from qualified retirement plans (other than required distributions) and who wish to keep their savings growing tax-deferred can roll over (or make a direct transfer of) their distribution to a Rollover IRA. These accounts can also receive rollovers or transfers from an existing IRA. If an "eligible rollover distribution" from a qualified employer-sponsored retirement plan is not directly rolled over to an IRA (or certain qualified plans), withholding at the rate of 20% will be required for federal income tax purposes. A distribution from a qualified plan that is not an "eligible rollover distribution," including a distribution that is one of a series of substantially equal periodic payments, generally is subject to regular wage withholding or withholding at the rate of 10% (depending

                  Statement of Additional Information Page 30

                       GT GLOBAL DEVELOPING MARKETS FUND
on the type and amount of the distribution), unless you elect to to have any withholding apply. Please consult your tax advisor for more information.

SEP-IRAs: Simplified employee pension plans ("SEPs" or "SEP-IRAs") provide self-employed individuals (and any eligible employees) with benefits similar to Keogh plans (i.e., self-employed individual retirement plans) or Code Section 401(k) plans but with fewer administrative requirements and therefore potential lower annual administration expenses.

CODE SECTION 403(b)(7) CUSTODIAL ACCOUNTS: Employees of public schools and most other tax-exempt organizations can make pre-tax salary reduction contributions to these accounts.

PROFIT-SHARING  (INCLUDING   SECTION   401(k))  AND   MONEY   PURCHASE   PENSION
PLANS: Corporations and other employers can sponsor these qualified defined contribution plans for their employees. A section 401(k) plan, a type of profit-sharing plan, additionally permits the eligible, participating employees to make pre-tax salary reduction contributions to the plan (up to certain limits).

SIMPLE RETIREMENT PLANS: Employers with no more than 100 employees that do not maintain another retirement plan may establish a Savings Incentive Match Plan for Employees ("SIMPLE") either as separate IRAs or as part of a Code Section 401(k) plan. SIMPLEs are not subject to the complicated nondiscrimination rules that generally apply to qualified retirement plans.

EXCHANGES
Shares of the Fund may be exchanged for shares of other GT Global Mutual Funds, based on their respective net asset values without imposition of any sales charges provided that the registration remains identical. Class A shares may be exchanged only for Class A shares of other GT Global Mutual Funds. Class B shares may be exchanged only for Class B shares of other GT Global Mutual Funds. The exchange privilege is not an option or right to purchase shares but is permitted under the current policies of the respective GT Global Mutual Funds. The privilege may be discontinued or changed at any time by any of the funds upon 60 days prior notice to the shareholders of such fund and is available only in states where the exchange may be legally made. Before purchasing shares through the exercise of the exchange privilege, a shareholder should obtain and read a copy of the prospectus of the fund to be purchased and should consider the investment objective(s) of the fund.

TELEPHONE REDEMPTIONS
A corporation or partnership wishing to utilize telephone redemption services must submit a "Corporate Resolution" or "Certificate of Partnership" indicating the names, titles and the required number of signatures of persons authorized to act on its behalf. The certificate must be signed by a duly authorized officer(s) and, in the case of a corporation, the corporate seal must be affixed. All shareholders may request that redemption proceeds be transmitted by bank wire upon request directly to the shareholder's predesignated account at a domestic bank or savings institution, if the proceeds are at least $1,000. Costs in connection with the administration of this service, including wire charges, currently are borne by the Fund. Proceeds of less than $1,000 will be mailed to the shareholder's registered address of record. The Fund and the Transfer Agent reserve the right to refuse any telephone instructions and may discontinue the aforementioned redemption options upon 30 days' written notice.

SYSTEMATIC WITHDRAWAL PLAN
Shareholders owning Class A or Class B shares of the Fund with a value of $10,000 or more may establish a Systematic Withdrawal Plan ("SWP"). Under a SWP, a shareholder will receive monthly or quarterly payments, in amounts of not less than $100 per payment, through the automatic redemption of the necessary number of shares on the designated dates (monthly on the 25th day or beginning quarterly on the 25th day of the month the investor first selects). In the event that the 25th day falls on a Saturday, Sunday or holiday, the redemption will take place on the prior business day. Certificates, if any, for the shares being redeemed must be held by the Transfer Agent. Checks will be made payable to the designated recipient and mailed within seven days. If the recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the SWP application (see "How to Redeem Shares" in the Prospectus). A corporation (or partnership) also must submit a "Corporation Resolution" or "Certification of Partnership" indicating the names, titles, and signatures of the individuals authorized to act on its behalf, and the SWP application must be signed by a duly authorized officer(s) and the corporate seal affixed.

With respect to a SWP, the maximum annual SWP withdrawal is 12% of the initial account value. Withdrawals in excess of 12% of the initial account value annually may result in assessment of a contingent deferred sales charge. See "How to Invest" in the Prospectus.

                  Statement of Additional Information Page 31

                       GT GLOBAL DEVELOPING MARKETS FUND

Shareholders should be aware that such systematic withdrawals may deplete or use up entirely the initial investment and result in realized long-term or short-term capital gains or losses. The SWP may be terminated at any time by the Transfer Agent or the Fund upon 30 days' written notice or by a shareholder upon written notice to the Fund or its Transfer Agent. Applications and further details regarding establishment of a SWP are provided at the back of the Fund's Prospectus.

SUSPENSION OF REDEMPTION PRIVILEGES
The Fund may suspend redemption privileges or postpone the date of payment for more than seven days after a redemption order is received during any period (1) when the NYSE is closed other than customary weekend and holiday closings, or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, which would prohibit the Fund from disposing of its portfolio securities or in fairly determining the value of its assets, or (3) as the SEC may otherwise permit.

REDEMPTIONS IN KIND
It is possible that conditions may arise in the future which would, in the opinion of the Company's Board of Directors, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in portfolio securities or other property of the Fund, so called "redemptions in kind." Payment of redemptions in kind will be made in readily marketable securities. Such securities would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs in selling any such securities so received. However, despite the foregoing, the Company has filed with the SEC an election pursuant to Rule 18f-1 under the 1940 Act. This means that the Fund will pay in cash all requests for redemption made by any shareholder of record, limited in amount with respect to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the value of the net assets of the Fund at the beginning of such period. This election is irrevocable so long as Rule 18f-1 remains in effect, unless the SEC by order upon application permits the withdrawal of such election.

                  Statement of Additional Information Page 32

                       GT GLOBAL DEVELOPING MARKETS FUND

                                     TAXES

--------------------------------------------------------------------------------

GENERAL
To continue to  qualify for treatment  as a RIC  under the Code,  the Fund  must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the Diversification Requirements described under "Investment Limitations" and the requirement that the Fund derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, Futures or Forward Contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement").

Dividends and other distributions declared by the Fund in, and payable to shareholders of record as of a date in, October, November or December of any year will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

A portion of the dividends from the Fund's investment company taxable income (whether paid in cash or reinvested in additional shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or other distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

FOREIGN TAXES
Dividends and interest received by the Fund, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by him, his share of those taxes, (2) treat his share of those taxes and of any dividend paid by the Fund that represents income from foreign and U.S. possessions sources as his own income from those sources and
(3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. Pursuant to the Taxpayer Relief Act of 1997 ("Tax Act"), after 1997 individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and have no foreign source non-passive income will be able to claim a foreign tax credit without having to file the detailed Form 1116.

                  Statement of Additional Information Page 33

                       GT GLOBAL DEVELOPING MARKETS FUND

PASSIVE FOREIGN INVESTMENT COMPANIES
The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (I.E., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly or constructively, by "U.S. shareholders," defined in the singular as a U.S. person that owns, directly, indirectly or constructively, at least 10% of that voting power) as to which the Fund is a U.S. shareholder (effective after October 31, 1998) -- that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on, or of any gain from the disposition of, stock of a PFIC (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF's ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not received by the Fund from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Effective for its taxable year beginning November 1, 1998, the Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC's stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Fund for prior taxable years. The Fund's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election. Regulations proposed in 1992 would provide a similar election with respect to the stock of certain PFICs.

NON-U.S. SHAREHOLDERS
Dividends paid by the Fund to a shareholder who, as to the United States, is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership ("foreign shareholder") generally will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected with the conduct of a U.S. trade or business," in which case the reporting and withholding requirements applicable to domestic shareholders will apply. A distribution of net capital gain by the Fund to a foreign shareholder generally will be subject to U.S. federal income tax (at the rates applicable to domestic persons) only if the distribution is "effectively connected" or the foreign shareholder is treated as a nonresident alien individual for federal income tax purposes.

OPTIONS, FUTURES AND FOREIGN CURRENCY TRANSACTIONS
The use of hedging transactions, such as selling (writing) and purchasing options and Futures Contracts and entering into Forward Contracts, involves complex rules that will determine, for federal income tax purposes, the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, Futures and Forward Contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

Futures and Forward Contracts that are subject to section 1256 of the Code (other than those that are part of a "mixed straddle") ("Section 1256 Contracts") and that are held by the Fund at the end of its taxable year generally will be deemed to have been sold at market value for federal income tax purposes. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. It is not entirely clear, as of the date of this Statement of Additional Information, whether the 60% portion of that capital gain that is treated as long-term capital gain will qualify for the reduced maximum tax rates on net capital gain enacted by the Tax Act -- 20% (10% for taxpayers in the 15% marginal tax bracket) on capital assets held for more than 18 months -- instead of the maximum rate in effect before that legislation, 28%, which now applies to gain on capital assets held for more than one year but not more than 18 months. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

                  Statement of Additional Information Page 34

                       GT GLOBAL DEVELOPING MARKETS FUND

Section 988 of the Code also may apply to gains and losses from transactions in foreign currencies, foreign-currency-denominated debt securities and options, Futures and Forward Contracts on foreign currencies ("Section 988" gains and losses). Each Section 988 gain or loss generally is computed separately and treated as ordinary income or loss. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. The Fund attempts to monitor section 988 transactions to minimize any adverse tax impact.

If the Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, Futures or Forward Contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or Futures or Forward Contract entered into by the Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

The foregoing is a general and abbreviated summary of certain federal tax considerations affecting the Fund and its shareholders. Investors are urged to consult their own tax advisers for more detailed information and for information regarding any foreign, state and local taxes applicable to distributions received from the Fund.

--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

LIECHTENSTEIN GLOBAL TRUST
Liechtenstein Global Trust, AG, is composed of the Manager and its worldwide affiliates. Other worldwide affiliates of Liechtenstein Global Trust include LGT Bank in Liechtenstein, an international financial services institution founded in 1920. LGT Bank in Liechtenstein has principal offices in Vaduz, Liechtenstein. Its subsidiaries currently include LGT Bank in Liechtenstein (Deutschland) GmbH, and LGT Asset Management AG, in Zurich, Switzerland.

Worldwide asset management affiliates also currently include LGT Asset Management PLC, in London, England; LGT Asset Management Ltd., in Hong Kong; LGT Asset Management Ltd., in Tokyo; LGT Asset Management Pte. Ltd., in Singapore; LGT Asset Management Ltd., in Sydney; and LGT Asset Management GmbH, in Frankfurt, Germany.

CUSTODIAN
State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian of the Fund's assets. State Street is authorized to establish and has established separate accounts in foreign currencies and to cause securities of the Fund to be held in separate accounts outside the United States in the custody of non-U.S. banks.

INDEPENDENT ACCOUNTANTS
The Fund's independent accountants are Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109. Coopers & Lybrand L.L.P. conducts an annual audit of the Fund, assists in the preparation of the Fund's federal and state income tax returns and consults with the Company and the Fund as to matters of accounting, regulatory filings, and federal and state income taxation.

The audited financial statements of the Company included in this Statement of Additional Information have been examined by Coopers & Lybrand L.L.P., as stated in their opinion appearing herein and are included in reliance upon such opinion given upon the authority of that firm as experts in accounting and auditing.

USE OF NAME
The Manager has granted the Company the right to use the "GT" and "GT Global" names and has reserved the right to withdraw its consent to the use of such names by the Company and/or the Fund at any time, or to grant the use of such names to any other company.

                  Statement of Additional Information Page 35

                       GT GLOBAL DEVELOPING MARKETS FUND

                               INVESTMENT RESULTS

--------------------------------------------------------------------------------

STANDARDIZED RETURNS
The Fund's "Standardized Returns," as referred to in the Prospectus (see "Other Information -- Performance Information" in the Prospectus), are calculated separately for Class A, and Class B shares of the Fund, as follows: Standardized Return (average annual total return ("T")) is computed by using the ending redeeming value ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the SEC: P(1+T) to the (n)th power = ERV. The following assumptions will be reflected in computations made in accordance with this formula: (1) for Class A shares, deduction of the maximum sales charge of 4.75% from the $1,000 initial investment; (2) for Class B shares, deduction of the applicable contingent deferred sales charge imposed on a redemption of Class B shares held for the period; (3) reinvestment of dividends and other distributions at net asset value on the reinvestment date determined by the Company's Board of Directors; and (4) a complete redemption at the end of any period illustrated.

The Standardized Returns of the Predecessor Fund (recomputed for Class A and Class B shares to reflect the deduction of the maximum sales charge of 4.75% for Class A shares and the deduction of the applicable contingent deferred sales charge for Class B shares), stated as average annualized total returns for the periods shown, were:

                                                                                                         DEVELOPING
                                                                                                        MARKETS FUND
PERIOD                                                                                                    (CLASS A)
-----------------------------------------------------------------------------------------------------  ---------------
Fiscal period ended June 30, 1997....................................................................         14.78%
January 11, 1994 (commencement of operations) through June 30, 1997..................................          3.17%

                                                                                                         DEVELOPING

                                                                                                        MARKETS FUND

PERIOD                                                                                                    (CLASS B)

-----------------------------------------------------------------------------------------------------  ---------------

Fiscal period ended June 30, 1997....................................................................         15.50%

January 11, 1994 (commencement of operations) through June 30, 1997..................................          3.85%


NON-STANDARDIZED RETURNS
In addition to Standardized Returns, the Fund may also include in advertisements, sales literature and shareholder reports other total return performance data ("Non-Standardized Return"). Non-Standardized Return is calculated separately for Class A and Class B shares of the Fund and may be calculated according to several different formulas. Non-Standardized Returns may be quoted for the same or different time periods for which Standardized Returns are quoted. Non-Standardized Returns may or may not take sales charges into account; performance data calculated without taking the effect of sales charges into account will be higher than data including the effect of such charges.

Average annual Non-Standardized Return ("T") is computed by using the ending redeeming value ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the SEC: P(1+T) to the (n)th power = ERV. The following assumptions will be reflected in computations made in accordance with this formula: (1) no deduction of sales charges; (2) reinvestment of dividends and other distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated.

The average annual Non-Standardized Returns of the Predecessor Fund, stated as average annualized total returns for the periods shown, were:

PERIOD
---------------------------------------------------------------------------------------------------------------------
Fiscal period ended June 30, 1997....................................................................................
January 11, 1994 (commencement of operations) through June 30, 1997..................................................

PERIOD
---------------------------------------------------------------------------------------------------------------------

Fiscal period ended June 30, 1997....................................................................................         20.50%

January 11, 1994 (commencement of operations) through June 30, 1997..................................................          4.63%


Aggregate Non-Standardized Return ("T") is computed by using the ending value of the account ("VOA") of a hypothetical initial investment of $1,000 ("P") according to the following formula: T = (VOA/P)-1. Aggregate Non-Standardized Return assumes reinvestment of dividends and other distributions and, as set forth below, may or may not take sales charge into account.

The aggregate Non-Standardized Return of the Predecessor Fund (not recomputed to take sales charges into account) for the period January 11, 1994 (commencement of operations) through June 30, 1997 was 16.98%.

                  Statement of Additional Information Page 36

                       GT GLOBAL DEVELOPING MARKETS FUND

The aggregate Non-Standardized Returns of the Predecessor Fund (recomputed to take sales charges into account) stated as aggregate total returns for the periods shown, were:

                                                                                                         DEVELOPING
                                                                                                        MARKETS FUND
PERIOD                                                                                                    (CLASS A)
-----------------------------------------------------------------------------------------------------  ---------------
January 11, 1994 (commencement of operations) through June 30, 1997..................................         11.42%

                                                                                                         DEVELOPING

                                                                                                        MARKETS FUND

PERIOD                                                                                                    (CLASS B)

-----------------------------------------------------------------------------------------------------  ---------------

January 11, 1994 (commencement of operations) through June 30, 1997..................................         13.98%


OTHER INFORMATION REGARDING STANDARDIZED AND NON-STANDARDIZED RETURNS
The Standardized and Non-Standardized Return Data are based on the performance of the Predecessor Fund as a closed-end investment company. The Standardized Return Data, however, have been recomputed to reflect the deduction of the current maximum sales charge of 4.75% for Class A shares and the deduction of the applicable deferred sales charge of 5.00% for Class B shares, both of which went into effect on November 1, 1997. Future performance of the Fund will be effected by expenses that it will incur as a series of an open-end investment company. An investor's actual return may also be affected by the Fund's 2% redemption fee, which will be imposed on certain redemptions and exchanges until May 1, 1998.

IMPORTANT POINTS TO NOTE ABOUT DATA RELATING TO WORLD EQUITY AND BOND MARKETS Information relating to foreign market performance, capitalization and diversification is based on sources believed to be reliable, but which may be subject to revision and which has not been independently verified by the Company or GT Global. The authors and publishers of such material are not to be considered as "experts" under the Securities Act of 1933, on account of the inclusion of such information herein. Stocks chosen by Morgan Stanley Capital International or the IFC for inclusion in its various international market indices may not necessarily constitute a representative cross-section of the particular markets.

GT Global believes that this information may be useful to investors considering whether and to what extent to diversify their investments through the purchase of mutual funds investing in securities on a global basis. However, this data is not a representation of the past performance of the Fund, nor is it a prediction of such performance. The performance of the Fund will differ from the historical performance of relevant indices. The performance of indices does not take expenses into account, while the Fund incurs expenses in its operations, which will reduce performance. The Fund is actively managed, I.E., the Manager, as the Fund's investment manager, actively purchases and sells securities in seeking the Fund's investment objective. Moreover, the Fund may invest a portion of its assets in corporate bonds, while certain indices relate only to government bonds. Each of these factors will cause the performance of the Fund to differ from relevant indices.

In addition, GT Global may in its radio, television and other advertising, employ the use of sound effects such as, for example, sounds of electronic data being communicated.

The Fund and GT Global may from time to time compare the Fund with, among others, the following:

        (1) Various Salomon Brothers World Bond Indices, which measure the total return performance of high quality non-U.S. dollar denominated securities in major sectors of the worldwide bond markets.

        (2) The Lehman Brothers Government/Corporate Bond Index, which is a comprehensive measure of all public obligations of the U.S. Treasury (excluding flower bonds and foreign targeted issues), all publicly issued debt of agencies of the U.S. government (excluding mortgage-backed securities), and all public, fixed rate, non-convertible investment grade domestic corporate debt rated at least Baa by Moody's or BBB by S&P, or, in the case of nonrated bonds, BBB by Fitch Investors Service, Inc. ("Fitch") (excluding Collateralized Mortgage Obligations).

        (3) Average of Savings Accounts, which is a measure of all kinds of savings deposits, including longer-term certificates. Savings accounts offer a guaranteed rate of return on principal, but no opportunity for capital growth. During a portion of the period, the maximum rates paid on some savings deposits were fixed by law.

        (4) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g., food, clothing, shelter, fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living).

        (5) Data and mutual fund rankings and comparisons published or prepared by Lipper Analytical Data Services, Inc. ("Lipper"), CDA/Wiesenberger Investment Company Services ("CDA/Wiesenberger") and/or other companies that rank or compare mutual funds by overall performance, investment objectives, assets, expense levels, periods of existence and/or other factors. In this regard, the Fund may be compared to its "peer group" as defined by Lipper, CDA/Wiesenberger and/or other firms, as applicable, or to specific funds or groups of funds within or without such peer group. Morningstar is a mutual fund rating service that also rates mutual funds on the basis of risk-adjusted

                  Statement of Additional Information Page 37

                       GT GLOBAL DEVELOPING MARKETS FUND
    performance. Morningstar ratings are calculated from a fund's three, five and ten year average annual returns with appropriate fee adjustments and a risk factor that reflects fund performance relative to the three-month U.S. Treasury bill monthly returns. Ten percent of the funds in an investment category receive five stars and 22.5% receive four stars. The ratings are subject to change each month.

        (6) Bear Stearns Foreign Bond Index, which provides simple average returns for individual countries and gross national product ("GNP") weighted index, beginning in 1975. The returns are broken down by local market and currency.

        (7) Ibbotson Associates International Bond Index, which provides a detailed breakdown of local market and currency returns since 1960.

        (8) Standard & Poor's 500 Composite Stock Price Index, which is a widely recognized index composed of the capitalization-weighted average of the price of 500 of the largest publicly traded stocks in the United States.

        (9)  Salomon Brothers  Broad Investment Grade  Index, which  is a widely
    used  index   composed   of   U.S.  domestic   government,   corporate   and
    mortgage-backed fixed income securities.

       (10) Dow Jones Industrial Average.

       (11) CNBC/Financial News Composite Index.

       (12) Morgan Stanley Capital International World Indices, including, among others, the Morgan Stanley Capital International Europe, Australia, Far East Index ("EAFE Index"). The EAFE index is an unmanaged index of more than 1,000 companies in Europe, Australia and the Far East.

       (13) Salomon Brothers World Government Bond Index and Salomon Brothers World Government Bond Index-Non-U.S., each of which is a widely used index composed of world government bonds.

       (14) The World Bank Publication of Trends in Developing Countries (TIDE), which provides brief reports on most of the World Bank's borrowing members. The World Development Report is published annually and looks at global and regional economic trends and their implications for the developing economies.

       (15) Salomon Brothers Global Telecommunications Index, which is composed of telecommunications companies in the developing and emerging countries.

       (16) Datastream and Worldscope, each of which is an on-line database retrieval service for information including international financial and economic data.

       (17) International Financial Statistics, which is produced by the International Monetary Fund.

       (18) Various publications and reports produced by the World Bank and its affiliates.

       (19) Various publications from the International Bank for Reconstruction and Development/The World Bank.

       (20) Various publications of ratings agencies such as Moody's, S&P and Fitch.

       (21) Wilshire Associates, which is an on-line database for international financial and economic data including performance measure for a wide range of securities.

       (22) Bank Rate National Monitor Index, which is an average of the quoted rates for 100 leading banks and thrifts in ten U.S. cities.

       (23) International Finance Corporation ("IFC") Emerging Markets Data Base, which provides detailed statistics on stock and bond markets in developing countries.

       (24) Various publications from the Organization for Economic Cooperation and Development (OECD).

       (25) Micropal Inc.

Indices, economic and financial data prepared by the research departments of various financial organizations such as Salomon Brothers Inc., Lehman Brothers, Inc., Merrill Lynch, Pierce, Fenner & Smith, Inc., J. P. Morgan, Morgan Stanley, Dean Witter, Discover & Co., Smith Barney, S.G. Warburg, Jardine Flemming, The Bank for International Settlements, Asian Development Bank, Bloomberg, L.P. and Ibbotson Associates may be used, as well as information reported by the Federal Reserve and the respective central banks of various nations. In addition, GT Global may use performance rankings, ratings and commentary reported periodically  in  national  financial  publications,  including  Money Magazine,

                  Statement of Additional Information Page 38

                       GT GLOBAL DEVELOPING MARKETS FUND
Mutual Fund Magazine, Smart Money, Global Finance, EuroMoney, Financial World, Forbes, Fortune, Business Week, Latin Finance, the Wall Street Journal, Emerging Markets Weekly, Kiplinger's Guide To Personal Finance, Barron's, The Financial Times, USA Today, The New York Times, Far Eastern Economic Review, The Economist and Investors Business Digest. The Fund may compare its performance to that of other compilations or indices of comparable quality to those listed above and other indices that may be developed and made available in the future.

From time to time, the Fund and GT Global may refer to the number of shareholders in the Fund or the aggregate number of shareholders in all GT Global Mutual Funds or the dollar amount of Fund assets under management or rankings by DALBAR Surveys, Inc. in advertising materials.

GT  Global  believes  the  Fund  is  an  appropriate  investment  for  long-term investment goals including funding retirement, paying for education or purchasing a house. The Fund does not represent a complete investment program, and investors should consider the Fund as appropriate for a portion of their overall investment portfolio with regard to their long-term investment goals.

GT Global believes that a growing number of consumer products, including home appliances, automobiles and clothing, purchased by Americans are manufactured abroad. GT Global believes that investing globally in the companies that produce products for U.S. consumers can help U.S. investors seek protection of the value of their assets against the potentially increasing costs of foreign manufactured goods. Of course, there can be no assurance that there will be any correlation between global investing and the costs of such foreign goods unless there is a corresponding change in value of the U.S. dollar to foreign currencies. From time to time, GT Global may refer to or advertise the names of such companies although there can be no assurance that any GT Global Mutual Fund may own the securities of these companies.

The Fund may be compared in advertising to certificates of deposit (CDs), the Bank Rate Monitor National Index (an average of the quoted rates for 100 leading banks and thrifts in ten U.S. cities chosen to represent the ten largest Consumer Metropolitan statistical areas) or other investments issued by banks. The Fund differs from bank investments in several respects. The Fund may offer greater liquidity or higher potential returns than CDs; but unlike CDs, the Fund will have a fluctuating share price and return and is not FDIC insured.

The Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper, an independent service that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and its rankings are prepared without regard to tax consequences. In addition to the mutual fund rankings, the Fund's performance may be compared to mutual fund performance indices prepared by Lipper.

GT Global may provide information designed to help individuals understand their investment goals and explore various financial strategies. For example, GT Global may describe general principles of investing, such as asset allocation, diversification and risk tolerance.

Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.

GT Global Mutual Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Fund. Ibbotson calculates total returns in the same method as the Fund.

In advertising materials, GT Global may reference or discuss its products and services, which may include retirement investing, the effects of dollar-cost averaging and saving for college or a home. In addition, GT Global may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to fund management, investment philosophy and investment techniques.

The Fund may discuss its Quotron number, CUSIP number, and its current portfolio management team.

From time to time, the Fund's performance also may be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. In addition, the Fund may quote financial or business publications and periodicals as they relate to fund management,

                  Statement of Additional Information Page 39

                       GT GLOBAL DEVELOPING MARKETS FUND
investment philosophy and investment techniques. Rankings that compare the performance of GT Global Mutual Funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

The Fund may quote various measures of volatility and benchmark correlation such as beta, standard deviation and R(2) in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare the Fund's historical share price fluctuations or total returns compared to those of a benchmark. All measures of volatility and correlation are calculated using averages of historical data.

The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in the Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels.

The Fund may describe in its sales material and advertisements how an investor may invest in the GT Global Mutual Funds through various retirement plans or other programs that offer deferral of income taxes on investment earnings and to which an investor may make deductible contributions. Because of their advantages, these retirement plans and programs may produce returns superior to comparable non-retirement investments. For example, a $10,000 investment earning a taxable return of 10% annually would have an after-tax value of $17,976 after ten years, assuming tax was deducted from the return each year at a 39.6% rate. An equivalent tax-deferred investment would have an after-tax value of $19,626 after ten years, assuming tax was deducted at a 39.6% rate from the deferred earnings at the end of the ten-year period. In sales material and advertisements, the Fund may also discuss these plans and programs. See "Information Relating to Sales and Redemptions -- Individual Retirement Accounts ("IRAs") and Other Tax-Deferred Plans."

GT Global may from time to time in its sales methods and advertising discuss the risks inherent in investing. The major types of investment risk are market risk, industry risk, credit risk, interest rate risk and inflation risk. Risk represents the possibility that you may lose some or all of your investment over a period of time. A basic tenet of investing is the greater the potential reward, the greater the risk.

From time to time, the Fund and GT Global will quote data regarding individual countries, regions, world stock exchanges and economic and demographic statistics from sources GT Global deems reliable, including the economic and financial data of financial organizations such as:

 1) Stock market capitalization: Morgan Stanley Capital International World Indices, IFC and Datastream.

 2) Stock market trading volume: Morgan Stanley Capital International Industry Indices and IFC.

 3) The number of listed companies: IFC, G.T. Guide to World Equity Markets, Salomon Brothers, Inc., and S.G. Warburg.

 4) Wage rates: U.S. Department of Labor Statistics and Morgan Stanley Capital International World Indices.

 5) International industry performance: Morgan Stanley Capital International World Indices, Wilshire Associates and Salomon Brothers, Inc.

 6) Stock  market  performance:  Morgan  Stanley  Capital  International   World
    Indices, IFC and Datastream.

 7) The Consumer Price Index and inflation rate: The World Bank, Datastream and IFC.

 8) Gross Domestic Product (GDP): Datastream and The World Bank.

 9) GDP growth rate: IFC, The World Bank and Datastream.

10) Population: The World Bank, Datastream and United Nations.

11) Average annual growth rate (%) of population: The World Bank, Datastream and United Nations.

12) Age distribution within populations: Organization for Economic Cooperation and Development and United Nations.

13) Total exports and imports by year: IFC, The World Bank and Datastream.

14) Top three companies by country, industry or market: IFC, G.T. Guide to World Equity Markets, Salomon Brothers, Inc., and S.G. Warburg.

                  Statement of Additional Information Page 40

                       GT GLOBAL DEVELOPING MARKETS FUND

15) Foreign direct investments to developing countries: The World Bank and Datastream.

16) Standard deviation and performance returns for U.S. and non-U.S. equity and bond markets: Morgan Stanley Capital International.

17) Countries restructuring their debt, including those under the Brady Plan: the Manager.

18) Political and economic structure of countries: Economist Intelligence Unit.

19) Government and corporate bonds -- credit ratings, yield to maturity and performance returns: Salomon Brothers, Inc.

20) Dividend yields for U.S. and non-U.S. companies: Bloomberg.

21) Supply, consumption, demand and growth in demand of certain products, services and industries, including, but not limited to, electricity, water, transportation, construction materials, natural resources, technology, other basic infrastructure, financial services, health care services and supplies, consumer products and services and telecommunications equipment and services (sources of such information may include, but would not be limited to, The World Bank, OECD, IMF, Bloomberg and Datastream).

In advertising and sales materials, GT Global may make reference to or discuss its products, services and accomplishments. Among these accomplishments are that in 1983 the Manager provided assistance to the government of Hong Kong in linking its currency to the U.S. dollar, and that in 1987 Japan's Ministry of Finance licensed LGT Asset Management Ltd. as one of the first foreign discretionary investment managers for Japanese investors. Such accomplishments, however, should not be viewed as an endorsement of the Manager by the government of Hong Kong, Japan's Ministry of Finance or any other government or government agency. Nor do any such accomplishments of the Manager provide any assurance that the GT Global Mutual Funds' investment objectives will be achieved.

GT GLOBAL ADVANTAGE
As part of Liechtenstein Global Trust, GT Global continues a 75-year tradition of service to individuals and institutions. Today we bring investors a combination of experience, worldwide resources, a global perspective, investment talent and a time tested investment discipline. With investment professionals in nine offices worldwide, we witness world events and economic developments firsthand.

The key to achieving consistent results is following a disciplined investment process. Our approach to asset allocation takes advantage of GT Global's worldwide presence and global perspective. Our "macroeconomic" worldview determines our overall strategy of regional, country and sector allocations. Our bottom up process of security selection combines fundamental research with quantitative analysis through our proprietary models.

Built-in checks and balances strengthen the process, enhancing professional experience and judgment with an objective assessment of risk. Ultimately, each security we select has passed a ranking system that helps our portfolio teams determine when to buy and when to sell. With respect to stocks, a global stock research (GSR) database developed by GT Global is utilized in the selection process. All stocks within the GSR database are systematically ranked by our analysts on a 1-5 basis with 1 representing the most favored. The rankings along with our quantitative, fundamental research, determine which stocks are bought and sold.

                  Statement of Additional Information Page 41

                       GT GLOBAL DEVELOPING MARKETS FUND

                          DESCRIPTION OF DEBT RATINGS

--------------------------------------------------------------------------------

DESCRIPTION OF BOND RATINGS
Moody's rates the debt securities issued by various entities from "Aaa" to "C". Investment grade ratings are the first four categories:

        Aaa -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa -- High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat greater.

        A -- Upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa -- Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba -- Have speculative elements and their future cannot be considered to be well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B -- Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa -- Poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca -- Speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C -- Lowest rated class of bonds. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3. There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B in its corporate bond rating system. The modifier 1 indicates that the Company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                  Statement of Additional Information Page 42

                       GT GLOBAL DEVELOPING MARKETS FUND

S&P rates the securities debt of various entities in categories ranging from "AAA" to "DD" according to quality. Investment grade ratings are the first four categories:

        AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong.

        AA -- High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree.

        A -- Have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions than debt in higher rated categories.

        BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories.

        BB, B, CCC, CC, C -- Debt rated "BB," "B," "CCC," "CC," and "C" are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of this obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

        BB -- Has less near-term vulnerability to default than other speculative issues; however, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

        B -- Has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

        CCC -- Has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

        CC -- Typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

        C -- Typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

        C -- Reserved for income bonds on which no interest is being paid.

        D -- In payment default. The "D" rating is used when interest payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

DESCRIPTION OF COMMERCIAL PAPER RATINGS
Moody's employs the designations "Prime-1" and "Prime-2" to indicate commercial paper having the highest capacity for timely repayment. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity normally will be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protections; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This normally will be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios,

                  Statement of Additional Information Page 43

                       GT GLOBAL DEVELOPING MARKETS FUND
while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P ratings of commercial paper are graded into four categories ranging from "A" for the highest quality obligations to "D" for the lowest. A -- Issues assigned its highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety. A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (++) sign designation. A-2 -- Capacity for timely payments on issues with this designation is strong; however, the relative degree of safety is not as high as for issues designated "A-1."

COMMERCIAL PAPER RATINGS
The Fund may invest only in high quality commercial paper, i.e. commercial paper rated Prime-1 by Moody's, A-1 by S&P, or, if unrated, judged by the Manager to be of comparable quality. Issuers rated Prime-1 by Moody's have, in Moody's judgment, a superior capacity for repayment of short-term debt obligations.
Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protections; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues assigned the A-1 rating by S&P are regarded by S&P as having the greatest capacity for timely payment. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong.

--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

The audited financial statements of the Fund as of December 31, 1996, and for its fiscal year then-ended, and as of June 30, 1997, and for the period then-ended, appear on the following pages.

                  Statement of Additional Information Page 44

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of G.T. Global Developing Markets Fund, Inc. ("Fund"):

We have audited the accompanying statement of assets and liabilities of G.T. Global Developing Markets Fund, Inc., including the portfolio of investments, as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of G.T. Global Developing Markets Fund, Inc. as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
FEBRUARY 14, 1997

                                       F1

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Finance (23.8%)
  Banco LatinoAmericano de Exportaciones S.A. (Bladex)
   "E"{\/} ..................................................   PAN           277,800   $ 14,098,350         2.8
    OTHER FINANCIAL
  Peregrine Investment Holdings Ltd. ........................   HK          7,955,000     13,628,620         2.7
    INVESTMENT MANAGEMENT
  Uniao Bancos Brasileiras "A" Preferred ....................   BRZL      334,200,000     10,905,169         2.2
    BANKS-MONEY CENTER
  Banco Totta & Acores "B" - Registered .....................   PORT          570,814     10,768,130         2.1
    BANKS-MONEY CENTER
  Tai Cheung Holdings Ltd. ..................................   HK         10,000,000      9,438,841         1.9
    REAL ESTATE
  Banco Itau S.A. Preferred .................................   BRZL       20,890,000      9,048,513         1.8
    BANKS-REGIONAL
  Banco Ganadero S.A. - ADR{\/} .............................   COL           402,500      8,653,750         1.7
    BANKS-REGIONAL
  Suramericana de Seguros S.A. ..............................   COL           464,609      8,496,974         1.7
    INSURANCE - MULTI-LINE
  Ayala Land, Inc. "B" ......................................   PHIL        6,895,200      7,877,228         1.6
    REAL ESTATE
  State Bank of India Ltd. - GDR-/- {\/} ....................   IND           361,000      6,270,570         1.2
    BANKS-MONEY CENTER
  Administradora de Fondos de Pensiones Provida S.A. -
   ADR{\/} ..................................................   CHLE          248,400      4,657,500         0.9
    INVESTMENT MANAGEMENT
  Malaysian Assurance Alliance Bhd. .........................   MAL           892,000      4,345,188         0.9
    INSURANCE - MULTI-LINE
  Bank Gdanski S.A. - GDR{\/} ...............................   POL           337,100      4,239,033         0.8
    BANKS-REGIONAL
  PSIL Bangkok Bank Co., Ltd. (Entitlement
   Certificates){\/} ........................................   THAI          500,000      3,685,000         0.7
    OTHER FINANCIAL
  Banco de Colombia: ........................................   COL                --             --         0.7
    BANKS-MONEY CENTER
    144A GDR{.} {\/} ........................................   --            357,200      2,634,350          --
    Common ..................................................   --          2,365,000        952,018          --
  Banco Commercial S.A. - Reg. S GDR{c} {\/} ................   URGY           29,300        476,125         0.1
    BANKS-REGIONAL
                                                                                        ------------
                                                                                         120,175,359
                                                                                        ------------
Energy (10.8%)
  LUKoil Holding - ADR{\/} ..................................   RUS           269,400     12,392,400         2.5
    GAS PRODUCTION & DISTRIBUTION
  C.A. La Electricidad de Caracas ...........................   VENZ       10,188,891     10,343,943         2.1
    ELECTRICAL & GAS UTILITIES
  Companhia Energetica de Minas Gerais (Cemig) - ADR{\/} ....   BRZL          275,350      9,086,550         1.8
    ELECTRICAL & GAS UTILITIES
  Triton Energy Ltd.-/- .....................................   US            165,100      8,007,350         1.6
    OIL
  Benton Oil & Gas Co.-/- ...................................   US            321,600      7,276,200         1.4
    OIL
  Czeske Energeticke Zavody (CEZ AS)-/- .....................   CZCH          134,030      4,827,289         1.0
    ELECTRICAL & GAS UTILITIES

    The accompanying notes are an integral part of the financial statements.

                                       F2

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Energy (Continued)
  Empresa Nacional de Electricidad S.A. - ADR{\/} ...........   CHLE          135,800   $  2,104,900         0.4
    ELECTRICAL & GAS UTILITIES
                                                                                        ------------
                                                                                          54,038,632
                                                                                        ------------
Materials/Basic Industry (7.7%)
  General Mining Union Corp. (Gencor) .......................   SAFR        2,750,000      9,997,861         2.0
    METALS - NON-FERROUS
  Kimberly-Clark de Mexico, S.A. de C.V. "A" ................   MEX           504,000      9,962,120         2.0
    PAPER/PACKAGING
  Gujarat Ambuja Cements - GDR{\/} ..........................   IND         1,053,040      8,687,580         1.7
    CEMENT
  Anglo American Corporation of South Africa Ltd. ...........   SAFR           74,900      4,124,626         0.8
    GOLD
  Oryx Gold Holdings Ltd.-/- ................................   SAFR        2,235,600      3,231,962         0.6
    GOLD
  Industrias Penoles S.A. "CP" ..............................   MEX           871,000      3,088,967         0.6
    METALS - NON-FERROUS
                                                                                        ------------
                                                                                          39,093,116
                                                                                        ------------
Services (6.5%)
  Dickson Concepts International Ltd. .......................   HK          3,122,800     11,709,491         2.3
    WHOLESALE & INTERNATIONAL TRADE
  SPT Telecom-/- ............................................   CZCH           62,453      7,779,628         1.5
    TELEPHONE NETWORKS
  Amway Asia Pacific Ltd.{\/} ...............................   HK            160,000      6,780,000         1.4
    WHOLESALE & INTERNATIONAL TRADE
  South China Morning Post (Holdings) Ltd. ..................   HK          7,940,000      6,570,468         1.3
    BROADCASTING & PUBLISHING
                                                                                        ------------
                                                                                          32,839,587
                                                                                        ------------
Consumer Non-Durables (4.0%)
  Companhia Cervejaria Brahma Preferred .....................   BRZL       17,020,000      9,305,381         1.9
    BEVERAGES - ALCOHOLIC
  Panamerican Beverages, Inc. "A"{\/} .......................   MEX           115,400      5,409,375         1.1
    BEVERAGES - NON-ALCOHOLIC
  Bavaria ...................................................   COL         1,249,459      5,091,722         1.0
    BEVERAGES - ALCOHOLIC
  Noble China-/- {/\} .......................................   CHNA          103,700        206,764          --
    BEVERAGES - ALCOHOLIC
                                                                                        ------------
                                                                                          20,013,242
                                                                                        ------------
Consumer Durables (2.0%)
  Johnson Electric Holdings Ltd. ............................   HK          3,500,000      9,684,510         1.9
    AUTO PARTS
  Tata Engineering and Locomotive Co., Ltd. - GDR{\/} .......   IND            48,000        510,000         0.1
    AUTOMOBILES
                                                                                        ------------
                                                                                          10,194,510
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                       F3

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Multi-Industry/Miscellaneous (1.8%)
  Banco Comercial Portugues "A", Convertible Preferred, 8%
   till 6/30/03{\/ } ........................................   PORT          120,000   $  6,195,000         1.2
    MISCELLANEOUS
  Grasim Industries Ltd. - GDR{\/} ..........................   IND           157,000      2,355,000         0.5
    MISCELLANEOUS
  Mosenergo - 144A ADR{.} -/- {\/} ..........................   RUS            10,000        302,500         0.1
    MISCELLANEOUS
                                                                                        ------------
                                                                                           8,852,500
                                                                                        ------------
Capital Goods (0.3%)
  Hindalco Industries Ltd. - 144A GDR{.} {\/} ...............   IND            52,500      1,286,250         0.3
    INDUSTRIAL COMPONENTS
  ECI Telecommunications Ltd.{\/} ...........................   ISRL            7,000        148,750          --
    TELECOM EQUIPMENT
                                                                                        ------------
                                                                                           1,435,000
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $252,541,405) ................                            286,641,946        56.9
                                                                                        ------------       -----

                                                                           PRINCIPAL       VALUE         % OF NET
FIXED INCOME INVESTMENTS                                       CURRENCY     AMOUNT        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Government & Government Agency Obligations (26.1%)
  Argentina (4.4%)
    Republic of Argentina:
      Discount Bond, 6.375% due 3/31/23+ ....................   USD        11,237,000      8,673,559         1.7
      Par Bond, 5.25% due 3/31/23++ .........................   USD         8,470,000      5,399,625         1.1
      BOCON Pre 4, 5.375% due 9/1/02[.] + ...................   USD         4,443,000      4,777,336         0.9
      Floating Rate Bond, 6.625% due 3/31/05+ ...............   USD         4,194,400      3,656,993         0.7
  Brazil (4.0%)
    Federal Republic of Brazil:
      C Bond, 4.5% due 4/15/14 (Effective rate at year end is
       7.08125%, including "payment-in-kind" bonds.)[.]
       ++ ...................................................   USD        24,899,773     18,363,746         3.6
      MYDFA Floating Rate Note, 6.6875% due 9/15/07 - 144A+
       {.} ..................................................   USD         2,346,000      2,011,695         0.4
  Bulgaria (1.3%)
    Bulgaria, Discount Bond Series A, 6.6875% due 7/28/24 -
     EURO+ ..................................................   USD        11,344,000      6,444,810         1.3
  Costa Rica (0.1%)
    Banco Central de Costa Rica, Principal Bond Series A,
     6.25% due 5/21/10 ......................................   USD           900,000        735,750         0.1
  Ecuador (2.9%)
    Ecuador:
      Past Due Interest Bond, 3% due 2/27/15 - Bearer
       (Effective rate at year end is 5.1525%, including
       "payment-in-kind" bonds).[.] + .......................   USD        17,527,297     10,779,287         2.1
      Discount Bond, 6.5% due 2/28/25 - EURO+ ...............   USD         4,650,000      3,208,500         0.6
      Past Due Interest Bond, 3% due 2/27/15 - Registered
       (Effective rate at year end is 5.1525%, including
       "payment-in-kind" bonds.)[.] + .......................   USD         1,321,738        812,869         0.2
  Kazakhstan (0.2%)
    Republic of Kazakhstan, 9.25% due 12/20/99 - 144A{.} ....   USD           820,000        826,663         0.2

    The accompanying notes are an integral part of the financial statements.

                                       F4

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                           PRINCIPAL       VALUE         % OF NET
FIXED INCOME INVESTMENTS                                       CURRENCY     AMOUNT        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Government & Government Agency Obligations (Continued)
  Mexico (3.0%)
    United Mexican States:
      Global Bond, 11.5% due 5/15/26 ........................   USD         2,926,000   $  3,094,245         0.6
      11.375% due 9/15/16 - 144A{.} .........................   USD         2,380,000      2,487,100         0.5
      7.5625% due 8/6/01 - 144A+ {.} ........................   USD         2,109,000      2,113,956         0.4
      Discount Bond Series C, 6.375% due 12/31/19+ +/+ ......   USD         2,331,000      2,010,488         0.4
    Banco Nacional de Comercio Exterior, S.N.C. (BNCE) Trust
     Division, 11.25% due 5/30/06 - 144A{.} .................   USD         4,394,000      4,679,610         0.9
    Petroleos Mexicanos (PEMEX), 6.5% due 3/8/99+ ...........   USD         1,000,000        986,250         0.2
  Nigeria (2.5%)
    Central Bank of Nigeria, Par Bond, 6.25% due
     11/15/20+/+ ............................................   USD        18,000,000     12,420,000         2.5
  Panama (1.6%)
    Panama, Interest Reduction Bond, 3.5% due 7/17/14 -
     144A++ {.} .............................................   USD        11,525,000      7,981,063         1.6
  Philippines (0.6%)
    Republic of Philippines, 8.75% due 10/7/16 - 144A{.} ....   USD         3,127,000      3,254,034         0.6
  Poland (1.3%)
    Poland, Past Due Interest Bond, 4% due 10/27/14 -
     EURO++ .................................................   USD         7,500,000      6,337,500         1.3
  Venezuela (4.2%)
    Republic of Venezuela:
      Debt Conversion Bond, 6.5% due 12/18/07+ ..............   USD         9,500,000      8,383,750         1.7
      Front Loaded Interest Reduction Bond Series A, 6.625%
       due 3/31/07+ .........................................   USD         6,750,000      6,024,375         1.2
      Par Bond Series A, 6.75% due 3/31/20+/+ ...............   USD         5,500,000      4,207,500         0.8
      Front Loaded Interest Reduction Bond Series B, 6.4375%
       due 3/31/07+ .........................................   USD         2,750,000      2,454,375         0.5
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $113,935,636) ..............................................                            132,125,079
                                                                                        ------------
Sovereign Debt (6.1%)
  Morocco (2.0%)
    Kingdom of Morocco, Tranche A Loan Agreement, 6.375% due
     1/1/09+ ................................................   USD        12,250,000     10,106,250         2.0
  Russia (4.1%)
    Bank for Foreign Economic Affairs (Vnesheconombank)
     Loan Agreement - Assignment ** -/- {j} .................   USD        22,635,000     18,023,119         3.6
    Bank for Foreign Economic Affairs (Vnesheconombank)
     Loan Agreement - Assignment ** -/- .....................   DEM         4,186,000      2,299,850         0.5
                                                                                        ------------
Total Sovereign Debt (cost $22,218,547) .....................                             30,429,219
                                                                                        ------------
Corporate Bonds (4.9%)
  Argentina (0.8%)
    Banco de Credito Argentina, 8.5% due 12/18/98 -
     144A{.} ................................................   USD         3,000,000      2,996,250         0.6
    Central Termica Guemes S.A., 12% due 11/26/01 -
     144A{.} ................................................   USD         1,020,000      1,037,850         0.2
  Brazil (0.4%)
    Tevecap S.A., 12.625% due 11/26/04 - 144A{.} ............   USD           840,000        858,900         0.2
    TV Filme, Inc., 12.875% due 12/15/04 - 144A{.} ..........   USD           844,000        848,748         0.2

    The accompanying notes are an integral part of the financial statements.

                                       F5

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                           PRINCIPAL       VALUE         % OF NET
FIXED INCOME INVESTMENTS                                       CURRENCY     AMOUNT        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Corporate Bonds (Continued)
  China (0.3%)
    AES China Generating Co., Ltd., 10.125% due 12/15/06 ....   USD         1,385,000   $  1,433,475         0.3
  Colombia (0.4%)
    Celcaribe S.A. Units, 13.5% due 3/15/04 - 144A++ {.} {F}
     -/- ....................................................   USD               200      2,120,000         0.4
  India (0.4%)
    Reliance Industries Ltd., Convertible Bond, 3.5% due
     11/03/99 ...............................................   USD         1,690,000      1,795,625         0.4
  Indonesia (1.4%)
    PT Tjiwi Kimia, 13.25% due 8/1/01 .......................   USD         2,000,000      2,270,000         0.4
    PT Polysindo International Finance, 13% due 6/15/01:
      EURO ..................................................   USD         1,380,000      1,549,050         0.3
      DTC ...................................................   USD           280,000        314,300         0.1
    Tri Polyta Finance BV, 11.375% due 12/1/03 ..............   USD         1,537,000      1,610,008         0.3
    FSW International Finance Co., 12.5% due 11/1/06 -
     144A{.} ................................................   USD         1,350,000      1,436,063         0.3
  Luxembourg (0.2%)
    Millicom International Cellular, effective yield 13.5%,
     due 6/1/06 - 144A{.} ...................................   USD         1,500,000        937,500         0.2
  Mexico (0.4%)
    Grupo Industrial Durango, S.A., 12.625% due 8/1/03 ......   USD         1,933,000      2,104,554         0.4
  Philippines (0.1%)
    CE Casecnan Water & Energy Series B, 11.95% due 11/15/10
     - Reg. S{c} ............................................   USD           365,000        420,663         0.1
    Filinvest Capital, Convertible Bond, 3.75% due 2/1/02 -
     144A{.} ................................................   USD           137,000        132,205          --
  Poland (0.2%)
    Poland Communications, Inc., 9.875% due 11/01/03 -
     144A{.} ................................................   USD           866,000        866,000         0.2
  Turkey (0.3%)
    Sultan Ltd., 8.33984% due 6/11/99+ ......................   USD         1,700,000      1,636,250         0.3
                                                                                        ------------
Total Corporate Bonds (cost $24,039,360) ....................                             24,367,441
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $160,193,543) ..........                            186,921,739        37.1
                                                                                        ------------       -----


                                                                          UNDERLYING
                                                                            NOMINAL        VALUE         % OF NET
OPTIONS                                                        CURRENCY     AMOUNT        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Brazil C Bond, due 4/15/14, Call Options, strike price
   $74.1875, expire 3/3/97-/- ...............................   USD        48,575,486        754,183         0.2
    GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS
  Venezuela Debt Conversion Bond, due 12/18/07, Call Options,
   strike price $87.188, expire 3/5/97-/- ...................   USD        11,250,000        222,255          --
    GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS
                                                                                        ------------       -----

TOTAL OPTIONS (cost $1,389,128) .............................                                976,438         0.2
                                                                                        ------------       -----

    The accompanying notes are an integral part of the financial statements.

                                       F6

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                           PRINCIPAL       VALUE         % OF NET
SHORT-TERM INVESTMENTS                                         CURRENCY     AMOUNT        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Treasury Bills (1.4%)
  Mexico (1.4%)
    Mexican Cetes: ..........................................   MXN                --             --         1.4
      Current yield 22.53%, due 1/16/97 .....................   --         27,865,770   $  3,509,167          --
      Current yield 23.64%, due 1/23/97 .....................   --         20,438,200      2,560,971          --
      Current yield 24.21%, due 1/30/97 .....................   --          5,558,850        693,086          --
      Current yield 24.96%, due 2/20/97 .....................   --          1,454,930        178,745          --
      Current yield 24.56%, due 2/6/97 ......................   --            606,220         75,212          --
                                                                                        ------------
Total Treasury Bills (cost $6,887,783) ......................                              7,017,181
                                                                                        ------------
Structured Notes (1.3%)
  Russia (1.3%)
    Russian Federation GKO (Treasury Bills) Linked Notes with
     cancellable currency forwards attached: ................   USD                --             --         1.3
      Due 7/2/97 ............................................   --          4,761,328      4,025,560          --
      Due 7/30/97 ...........................................   --          3,238,274      2,674,944          --
      (Notes issued by Credit Suisse First Boston (Cayman)
       Ltd. These notes are linked to the local price in
       Russian rubles of 26,330 and 17,896 Titles of Russian
       treasury bills maturing 7/2/97 and 7/30/97,
       respectively. These 7/2/97 and 7/30/97 notes include
       options to sell the Russian ruble proceeds at maturity
       for US dollars at the contracted forward rates of
       6,333.41 and 6,399.46, respectively.)
                                                                                        ------------
Total Structured Notes (cost $6,667,343) ....................                              6,700,504
                                                                                        ------------
Commercial Paper - Indexed (0.5%)
  Philippines (0.5%)
    National Westminster Bank PLC, Currency-Linked CD,
     12.3798% due 2/28/97 (cost $2,500,000) .................   USD         2,500,000      2,445,750         0.5
                                                                                        ------------
Commercial Paper - Discounted (0.2%)
  Thailand (0.2%)
    Phatra Thanakit Co., Ltd., current yield 10.41%, due
     5/9/97
     (cost $947,326) ........................................   THB        25,000,000        941,068         0.2
                                                                                        ------------       -----

TOTAL SHORT-TERM INVESTMENTS (cost $17,002,452) .............                             17,104,503         3.4
                                                                                        ------------       -----

    The accompanying notes are an integral part of the financial statements.

                                       F7

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated December 31, 1996, with State Street Bank & Trust
   Co., due
   January 2, 1997, for an effective yield of 6.25%,
   collateralized by $2,210,000 U.S. Treasury Bonds, 8.125%
   due 8/15/19 (market value of collateral is $2,651,106,
   including accrued interest). (cost $2,598,452) ...........                           $  2,598,452         0.5
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $433,724,980)  * ....................                            494,243,078        98.1
Other Assets and Liabilities ................................                              9,769,301         1.9
                                                                                        ------------       -----

NET ASSETS ..................................................                           $504,012,379       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

       {\/}  U.S. currency denominated.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
       {/\}  Security is denominated in CAD.
        -/-  Non-income producing security.
        {c} Security issued under Regulation S. Rule 144A and additional restrictions may apply in the resale of such securities.
          + The coupon rate shown on floating rate note represents the rate at period end.
         **  Underlying loan agreement currently in default.
        {j} All or part of the Fund's holdings in this security is segregated as collateral for when-issued securities. See Note 1 to the Financial Statements.
         ++ The coupon rate shown on step-up coupon bond represents the rate at period end.
        {F}  The principal amount should be read as units.
        [.]  Bond pays stated or additional interest with "payment-in-kind"
             (PIK) bonds.
        +/+  Issued with detachable warrants or value recovery rights. The current market value of each warrant or right is zero.
          *  For Federal income tax purposes, cost is $434,696,083 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  75,166,464
                 Unrealized depreciation:           (15,619,469)
                                                  -------------
                 Net unrealized appreciation:     $  59,546,995
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depository Receipt
    GDR--Global Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                       F8

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                               December 31, 1996

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at December 31, 1996, was concentrated in the following countries:

                                               PERCENTAGE OF NET ASSETS {D}
                                        -------------------------------------------
                                                 FIXED INCOME,
                                                   RIGHTS &      SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY     WARRANTS       & OTHER     TOTAL
--------------------------------------  ------   -------------   ----------   -----
Argentina (ARG/ARS) ..................                5.2                       5.2
Brazil (BRZL/BRL) ....................    7.7         4.4            0.2       12.3
Bulgaria (BUL/LEV) ...................                1.3                       1.3
Chile (CHLE/CLP) .....................    1.3                                   1.3
China (CHNA/RMB) .....................                0.3                       0.3
Colombia (COL/COP) ...................    5.1         0.4                       5.5
Costa Rica (CR/CRI) ..................                0.1                       0.1
Czech Republic (CZCH/CSK) ............    2.5                                   2.5
Ecuador (ECDR/ECS) ...................                2.9                       2.9
Hong Kong (HK/HKD) ...................   11.5                                  11.5
India (IND/INR) ......................    3.8         0.4                       4.2
Indonesia (INDO/IDR) .................                1.4                       1.4
Kazakhstan (KAZ/KTS) .................                0.2                       0.2
Luxembourg (LUX/LUF) .................                0.2                       0.2
Malaysia (MAL/MYR) ...................    0.9                                   0.9
Mexico (MEX/MXN) .....................    3.7         3.4            1.4        8.5
Morocco (MOR/MAD) ....................                2.0                       2.0
Nigeria (NGE/NEN) ....................                2.5                       2.5
Panama (PAN/PND) .....................    2.8         1.6                       4.4
Philippines (PHIL/PHP) ...............    1.6         0.7            0.5        2.8
Poland (POL/PLZ) .....................    0.8         1.5                       2.3
Portugal (PORT/PTE) ..................    3.3                                   3.3
Russia (RUS/SUR) .....................    2.6         4.1            1.3        8.0
South Africa (SAFR/ZAR) ..............    3.4                                   3.4
Thailand (THAI/THB) ..................    0.7                        0.2        0.9
Turkey (TRKY/TRL) ....................                0.3                       0.3
United States & Other (US/USD) .......    3.0                        2.4        5.4
Uruguay (URGY/UYP) ...................    0.1                                   0.1
Venezuela (VENZ/VEB) .................    2.1         4.2                       6.3
                                        ------      -----          -----      -----
Total  ...............................   56.9        37.1            6.0      100.0
                                        ------      -----          -----      -----
                                        ------      -----          -----      -----

--------------

{d}  Percentages indicated are based on net assets of $504,012,379.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                               DECEMBER 31, 1996

                                           MARKET VALUE     CONTRACT    DELIVERY    UNREALIZED
CONTRACTS TO SELL:                        (U.S. DOLLARS)      PRICE       DATE     APPRECIATION
----------------------------------------  --------------   -----------  --------  --------------
Deutsche Marks..........................     3,038,782         1.48850  02/13/97   $    91,886
                                                                                  --------------
THE VALUE OF CONTRACTS TO SELL AS A
 PERCENTAGE OF NET ASSETS IS 0.60%.
  Total Open Forward Foreign Currency
   Contracts (Receivable amount
   $3,130,668)..........................                                           $    91,886
                                                                                  --------------
                                                                                  --------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                       F9

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                               December 31, 1996

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $433,724,980) (Note 1)....  $ 494,243,078
  U.S. currency.............................................  $134,479
  Foreign currencies (cost $4,165)..........................     4,060        138,539
                                                              --------
  Segregated cash (Note 1)............................................      4,000,000
  Receivable for securities sold......................................      8,220,070
  Interest receivable.................................................      2,831,350
  Dividends and dividend withholding tax reclaims receivable..........        269,354
  Unamortized organizational costs (Note 1)...........................        144,242
  Receivable for open forward foreign currency contracts, net (Note
   1).................................................................         91,886
  Miscellaneous receivable............................................          2,700
  Cash held as collateral for securities loaned (Note 1)..............     21,260,009
                                                                        -------------
    Total assets......................................................    531,201,228
                                                                        -------------
Liabilities:
  Payable for securities purchased....................................      4,954,775
  Payable for investment management and administration fees (Note
   2).................................................................        682,328
  Payable for professional fees.......................................         43,323
  Payable for custodian fees..........................................         39,778
  Payable for printing and postage expenses...........................         36,934
  Payable for Directors' fees and expenses (Note 2)...................         12,149
  Payable for fund accounting fees (Note 2)...........................          9,825
  Payable for registration and filing fees............................          2,127
  Payable for transfer agent fees (Note 2)............................          1,664
  Other accrued expenses..............................................        145,937
  Collateral for securities loaned (Note 1)...........................     21,260,009
                                                                        -------------
    Total liabilities.................................................     27,188,849
                                                                        -------------
Net assets............................................................  $ 504,012,379
                                                                        -------------
                                                                        -------------
Net asset value per share ($504,012,380 DIVIDED BY 36,416,667 shares
 outstanding).........................................................  $       13.84
                                                                        -------------
                                                                        -------------
Net assets consist of:
  Paid in capital (Note 4)............................................  $ 545,109,494
  Undistributed net investment income.................................        363,782
  Accumulated net realized loss on investments and foreign currency
   transactions.......................................................   (102,069,253)
  Net unrealized appreciation on translation of assets and liabilities
   in foreign currencies..............................................         90,258
  Net unrealized appreciation of investments..........................     60,518,098
                                                                        -------------
Total -- representing net assets applicable to capital shares outstanding..........................................................  $ 504,012,379
                                                                        -------------
                                                                        -------------

    The accompanying notes are an integral part of the financial statements.

                                      F10

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                            STATEMENT OF OPERATIONS

                          Year ended December 31, 1996

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Interest income........................................................  $20,641,051
  Dividend income (net of foreign withholding tax of $420,409)...........    7,351,830
  Other income...........................................................       74,487
                                                                           -----------
    Total investment income..............................................   28,067,368
                                                                           -----------
Expenses:
  Investment management fees (Note 2)....................................    6,673,159
  Administration fees (Note 2)...........................................    1,191,681
  Custodian fees (Note 1)................................................      332,166
  Transfer agent fees (Note 2)...........................................      190,834
  Fund accounting fees (Note 2)..........................................      119,321
  Professional fees......................................................      101,382
  Amortization of organization costs (Note 1)............................       70,949
  Printing and postage expenses..........................................       65,880
  Directors' fees and expenses (Note 2)..................................       38,064
  Registration and filing fees...........................................        3,000
  Other expenses.........................................................       37,139
                                                                           -----------
    Total expenses before reductions.....................................    8,823,575
                                                                           -----------
      Expense reductions (Notes 1 & 5)...................................     (162,760)
                                                                           -----------
    Total net expenses...................................................    8,660,815
                                                                           -----------
Net investment income....................................................   19,406,553
                                                                           -----------
Net realized and unrealized gain on investments and foreign
  currencies: (Note 1)
  Net realized gain on investments..........................  $ 1,845,666
  Net realized loss on foreign currency transactions........     (900,512)
                                                              -----------
    Net realized gain during the year....................................      945,154
  Net change in unrealized appreciation on translation of
   assets and liabilities in foreign currencies.............       91,835
  Net change in unrealized appreciation of investments......   78,628,364
                                                              -----------
    Net unrealized appreciation during the year..........................   78,720,199
                                                                           -----------
Net realized and unrealized gain on investments and foreign currencies...   79,665,353
                                                                           -----------
Net increase in net assets resulting from operations.....................  $99,071,906
                                                                           -----------
                                                                           -----------

    The accompanying notes are an integral part of the financial statements.

                                      F11

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                       STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                 YEAR ENDED          YEAR ENDED
                                                              DECEMBER 31, 1996   DECEMBER 31, 1995
                                                              -----------------   -----------------
Increase (Decrease) in net assets
Operations:
  Net investment income.....................................    $ 19,406,553        $ 26,375,900
  Net realized gain (loss) on investments and foreign
   currency transactions....................................         945,154         (78,379,558)
  Net change in unrealized appreciation (depreciation) on
   translation of assets and liabilities in foreign
   currencies...............................................          91,835              (3,021)
  Net change in unrealized appreciation of investments......      78,628,364          47,401,359
                                                              -----------------   -----------------
    Net increase (decrease) in net assets resulting from
     operations.............................................      99,071,906          (4,605,320)
                                                              -----------------   -----------------
Distributions to shareholders: (Note 1)
  From net investment income................................     (17,407,047)        (26,292,834)
Capital share transactions: (Note 4)
  Adjustment to estimate of initial offering expenses.......              --             373,757
                                                              -----------------   -----------------
    Total increase (decrease) in net assets.................      81,664,859         (30,524,397)
Net assets:
  Beginning of year.........................................     422,347,520         452,871,917
                                                              -----------------   -----------------
  End of year*..............................................    $504,012,379        $422,347,520
                                                              -----------------   -----------------
                                                              -----------------   -----------------
  --------------
  *Includes undistributed/accumulated net investment
   income/(loss) of.........................................    $    363,782        $     (7,034)
                                                              -----------------   -----------------

    The accompanying notes are an integral part of the financial statements.

                                      F12

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements and market price data for the shares.

                                                                  JANUARY 11, 1994
                                                                   (COMMENCEMENT
                                                YEAR ENDED         OF OPERATIONS)
                                               DECEMBER 31,              TO
                                          ----------------------    DECEMBER 31,
                                             1996        1995           1994
                                          ----------  ----------  ----------------
Per Share Operating Performance:
Net asset value, beginning of period....  $   11.60   $   12.44      $   15.00
                                          ----------  ----------  ----------------
Income from investment operations:
  Net investment income.................       0.53        0.72           0.35
  Net realized and unrealized gain
   (loss) on investments................       2.19       (0.84)         (2.46)
                                          ----------  ----------  ----------------
    Net increase (decrease) from
     investment operations..............       2.72       (0.12)         (2.11)
                                          ----------  ----------  ----------------
Distributions to shareholders:
  From net investment income............      (0.48)      (0.72)         (0.35)
  From net realized gain on
   investments..........................         --          --          (0.10)
                                          ----------  ----------  ----------------
    Total distributions.................      (0.48)      (0.72)         (0.45)
                                          ----------  ----------  ----------------
Net asset value, end of period..........  $   13.84   $   11.60      $   12.44
                                          ----------  ----------  ----------------
                                          ----------  ----------  ----------------
Market value, end of period.............  $   11.63   $    9.75      $    9.75
                                          ----------  ----------  ----------------
                                          ----------  ----------  ----------------

Total investment return (based on market
 value).................................      24.18%       6.60%        (32.16)%+
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 504,012   $ 422,348      $ 452,872
Ratio of net investment income to
 average net assets.....................       4.07%       6.33%          2.75 %++
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................       1.82%       1.77%          2.01 %++
  Without expense reductions............       1.85%       1.80%          2.01 %++
Portfolio turnover rate.................        138%         75%            56 %
Average commission rate per share paid
 on portfolio transactions..............  $  0.0022         N/A            N/A

----------------

  +  Not annualized
 ++  Annualized
N/A  Not Applicable

    The accompanying notes are an integral part of the financial statements.

                                      F13

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1996

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
G.T. Global Developing Markets Fund, Inc. ("Fund") is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act") as a non-diversified, closed-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles, and the financial statements may include certain estimates made by management.

(A) PORTFOLIO VALUATION
Equity securities are valued at the last sale price on the exchange on which such securities are traded or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by Chancellor LGT Asset Management, Inc. (the "Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and asked prices for securities or, if such prices are not available, at prices for securities of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost, adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Fund's Board of Directors.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations existing from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains and losses arise from sales and maturities of short-term investments, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is

                                      F14

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security, and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock and bond markets and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock and bond markets and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to collection of income on securities, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the market risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At December 31, 1996, stocks with an aggregate value of approximately $19,925,944 were on loan to brokers. The loans were secured by cash collateral of $21,260,009 received by the Fund. For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of each loan. For the year ended December 31, 1996, the Fund received securities lending income of $96,761 which was used to reduce the Fund's custodian fees.

(I) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, and unrealized appreciation of securities held, or excise tax on income and capital gains. The Fund currently has a capital loss carryforward of $96,686,329 of which $18,650,929 expires in 2002 and $78,035,400 expires in
2003.

(J) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

                                      F15

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

(K) DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the Fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states aggregated $353,775. These expenses are being amortized on a straightline basis over a five-period period.

(L) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(M) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(N) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

(O) SECURITIES PURCHASED ON A WHEN-ISSUED OR FORWARD COMMITMENT BASIS
The Fund may trade securities on a when-issued or forward commitment basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date. These securities are identified on the accompanying Portfolio of Investments. The Fund has purchased and sold when-issued securities during the year and has set aside sufficient cash and liquid securities as collateral for these commitments.

(P) LINE OF CREDIT
The Fund, along with certain other funds advised by the Manager, has a line of credit with the Bank of Boston. The arrangement with the bank allows all specified funds to borrow an aggregate maximum amount of $100,000,000.

2. RELATED PARTIES
Chancellor LGT Asset Management, Inc. is the Fund's investment manager and administrator. On October 31, 1996, Chancellor Capital Management, Inc. merged with LGT Asset Management, Inc., and the surviving entity was renamed Chancellor LGT Asset Management, Inc. The Fund pays the Manager investment management fees, which are computed weekly and paid monthly, at the annualized rate of 1.40% of the Fund's average weekly net assets. The Manager also acts as administrator of the Fund. The Fund pays the Manager administration fees, which are computed and paid monthly, at an annualized rate of 0.25% of the Fund's average weekly net assets.

The Manager is the pricing and accounting agent for the fund. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by the Manager and 0.02% to the assets in excess of $5 billion and allocating the result according to the Fund's average daily net assets.

The Fund pays each of its Directors who is not an employee, officer or director of the Manager or any of its affiliated companies $5,000 per period plus $300 for each meeting of the board attended by the Director.

3. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 1996, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term investments, aggregated $618,009,486 and $638,476,610, respectively. There were no purchases or sales of U.S. government obligations by the Fund for the year.

4. CAPITAL SHARES
At December 31, 1996, the Fund is authorized to issue 100 million shares of capital stock, $0.001 par value, all of which is classified as Common Stock.

5. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the year ended December 31, 1996, the Fund's expenses were reduced by $65,999 under these arrangements.

6. WRITTEN OPTIONS
The Fund's written options contract activity for the year ended December 31, 1996, was as follows:

                                            UNDERLYING NOMINAL
                                               AMOUNT IN USD         PREMIUMS
                                          -----------------------  -------------
Options outstanding at December 31,
 1995...................................     $               0     $           0
Options written during the year ended
 December 31, 1996......................            10,390,000           235,750
Options cancelled in closing purchase
 transactions (loss of $309,650
 realized)..............................            (7,390,000)         (172,750)
Options expired prior to exercise (gain
 of $63,000 realized)...................            (3,000,000)          (63,000)
Options exercised.......................                     0                 0
                                          -----------------------  -------------
Options outstanding at December 31,
 1996...................................     $               0     $           0
                                          -----------------------  -------------
                                          -----------------------  -------------

                                      F16

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

PROXY RESULTS (UNAUDITED)
During the year ended December 31, 1996, G.T. Global Developing Markets Fund, Inc. stockholders voted on the following proposals. The proposals were approved at the second annual meeting of the stockholders on July 16, 1996. The description of the proposals and number of shares voted are as follows:

                                                                                                                  SHARES VOTED
                                                                                                 SHARES VOTED       WITHHELD
                                                                                                      FOR           AUTHORITY
                                                                                                ---------------  ---------------
1. To elect the Fund's Board of Directors:             C. Derek Anderson......................      32,386,034        2,536,607
                                                       Frank S. Bayley........................      32,417,943        2,504,698
                                                       David A. Minella.......................      32,461,231        2,461,409
                                                       Arthur C. Patterson....................      32,378,462        2,541,779
                                                       Ruth H. Quigley........................      32,421,181        2,501,459


                                                                                SHARES VOTED     SHARES VOTED     SHARES VOTED
                                                                                     FOR            AGAINST          ABSTAIN
                                                                               ---------------  ---------------  ---------------
2. To elect Coopers & Lybrand L.L.P. as the Fund's independent accountants:        33,391,569        1,238,086          292,986

                                                                                SHARES VOTED     SHARES VOTED     SHARES VOTED
                                                                                     FOR            AGAINST          ABSTAIN
                                                                               ---------------  ---------------  ---------------
3. To take all necessary legal and other action to convert the Fund from            8,997,665       10,004,687        1,178,792
 closed-end to open-end status:

                                      F17

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of G.T. Global Developing Markets Fund, Inc. ("Fund"):

We have audited the accompanying statement of assets and liabilities of G.T. Global Developing Markets Fund, Inc., including the portfolio of investments, as of June 30, 1997, the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and for the year ended December 31, 1996, and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of G.T. Global Developing Markets Fund, Inc. as of June 30, 1997, the results of its operations for the six months then ended, the changes in its net assets for the six months then ended and for the year ended December 31, 1996, and the financial highlights for the periods indicated herein, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
AUGUST 15, 1997

                                       F1

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                            PORTFOLIO OF INVESTMENTS

                                 June 30, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                           COUNTRY       SHARES         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Finance (16.4%)
  Malayan Banking Bhd. ....................................   MAL             736,600   $  7,735,249         1.4
    BANKS-MONEY CENTER
  Banco LatinoAmericano de Exportaciones S.A. (Bladex)
   "E"{\/} ................................................   PAN             176,831      7,647,941         1.4
    OTHER FINANCIAL
  Rashid Hussain Bhd. .....................................   MAL           1,021,000      6,473,549         1.2
    SECURITIES BROKER
  Uniao Bancos Brasileiras "A" Preferred ..................   BRZL        142,972,483      5,244,759         0.9
    BANKS-MONEY CENTER
  Amalgamated Banks of South Africa-/- ....................   SAFR            672,136      4,823,730         0.9
    BANKS-REGIONAL
  Malaysian Resources Corp., Bhd. .........................   MAL           1,565,000      4,310,184         0.8
    REAL ESTATE
  China Resources Enterprise Ltd. .........................   HK              828,000      4,061,548         0.7
    REAL ESTATE INVESTMENT TRUST
  Turkiye Is Bankasi (Isbank) "C" .........................   TRKY          7,423,000      2,901,173         0.5
    BANKS-MONEY CENTER
  State Bank of India Ltd.: ...............................   IND                  --             --         0.5
    BANKS-MONEY CENTER
    Common ................................................   --              216,000      2,055,776          --
    GDR{\/} ...............................................   --               27,640        732,460          --
  Kookmin Bank - GDR-/- {\/} ..............................   KOR             128,480      2,730,200         0.5
    BANKS-MONEY CENTER
  Administradora de Fondos de Pensiones Provida S.A. -
   ADR{\/} ................................................   CHLE            123,166      2,694,256         0.5
    INVESTMENT MANAGEMENT
  Metroplex Bhd. ..........................................   MAL           2,512,000      2,608,060         0.5
    REAL ESTATE
  Thai Farmers Bank Ltd. - Foreign ........................   THAI            588,200      2,500,077         0.4
    BANKS-REGIONAL
  PSIL Bangkok Bank Co., Ltd. (Entitlement
   Certificates){\/} ......................................   THAI            500,000      2,461,000         0.4
    OTHER FINANCIAL
  Yapi ve Kredi Bankasi AS ................................   TRKY        102,500,000      2,348,383         0.4
    BANKS-MONEY CENTER
  PT Lippo Bank - Foreign .................................   INDO          2,057,500      2,115,899         0.4
    BANKS-MONEY CENTER
  Banco de A. Edwards - ADR{\/} ...........................   CHLE            100,934      2,106,997         0.4
    BANKS-MONEY CENTER
  Siam Commercial Bank PLC - Foreign ......................   THAI            493,800      2,022,519         0.4
    BANKS-MONEY CENTER
  Akbank T.A.S. ...........................................   TRKY         23,390,000      2,009,586         0.4
    BANKS-REGIONAL
  Malaysian Assurance Alliance Bhd. .......................   MAL             341,200      1,987,573         0.4
    INSURANCE - MULTI-LINE
  Bank Negara Indonesia - Foreign .........................   INDO          2,820,000      1,798,026         0.3
    BANKS-REGIONAL
  Global Menkul Degerler AS-/- ............................   TRKY         69,103,256      1,722,925         0.3
    SECURITIES BROKER
  Commercial International Bank: ..........................   EGPT                 --             --         0.3
    BANKS-MONEY CENTER
    144A GDR{.} {\/} ......................................   --               58,000      1,209,300          --
    Common ................................................   --               23,940        500,996          --

    The accompanying notes are an integral part of the financial statements.

                                       F2

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                                 June 30, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                           COUNTRY       SHARES         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Finance (Continued)
  Ayala Land, Inc. "B" ....................................   PHIL          1,723,800   $  1,586,419         0.3
    REAL ESTATE
  Turkiye Garanti Bankasi AS ..............................   TRKY         41,290,000      1,558,113         0.3
    BANKS-REGIONAL
  Bank Hapoalim Ltd.-/- ...................................   ISRL            703,576      1,468,776         0.3
    BANKS-REGIONAL
  Korea Exchange Bank .....................................   KOR             219,900      1,451,936         0.3
    BANKS-MONEY CENTER
  Commercial Bank of Korea ................................   KOR             211,300      1,135,201         0.2
    BANKS-REGIONAL
  Aksigorta ...............................................   TRKY         15,080,000        955,202         0.2
    INSURANCE - MULTI-LINE
  Ergo Bank S.A. ..........................................   GREC             13,218        793,917         0.1
    BANKS-MONEY CENTER
  BPI-SGPS S.A. ...........................................   PORT             40,637        790,805         0.1
    BANKS-MONEY CENTER
  Banco Frances del Rio de la Plata S.A. - ADR{\/} ........   ARG              24,268        788,710         0.1
    BANKS-MONEY CENTER
  Alpha Credit Bank .......................................   GREC             11,465        780,026         0.1
    BANKS-REGIONAL
  Bank Leumi Le - Israel-/- ...............................   ISRL            406,668        618,340         0.1
    BANKS-REGIONAL
  Bank Slaski S.A. ........................................   POL               7,316        523,367         0.1
    BANKS-MONEY CENTER
  Banco de Colombia - 144A GDR{.} {\/} ....................   COL              77,200        453,550         0.1
    BANKS-MONEY CENTER
  PT Jaya Real Property - Foreign .........................   INDO            336,000        452,653         0.1
    REAL ESTATE
  Banco Ganadero S.A. - ADR{\/} ...........................   COL              16,800        436,800         0.1
    BANKS-REGIONAL
  Egyptian American Bank SAE-/- ...........................   EGPT              2,663        105,031          --
    BANKS-MONEY CENTER
  Phatra Thanakit Co., Ltd. - Foreign .....................   THAI             77,000         95,209          --
    INVESTMENT MANAGEMENT
                                                                                        ------------
                                                                                          90,796,221
                                                                                        ------------
Energy (12.1%)
  Petroleo Brasileiro S.A. (Petrobras) Preferred-/- .......   BRZL         23,852,040      6,625,173         1.2
    OIL
  LUKoil Holding - ADR{\/} ................................   RUS              78,379      6,113,562         1.1
    GAS PRODUCTION & DISTRIBUTION
  Centrais Eletricas Brasileiras S.A.-Eletrobras "B" -
   ADR{\/} ................................................   BRZL            220,958      6,102,860         1.1
    ELECTRICAL & GAS UTILITIES
  Sasol Ltd. ..............................................   SAFR            429,556      5,635,229         1.0
    ENERGY SOURCES
  Surgutneftegaz - ADR{\/} ................................   RUS              90,368      4,789,504         0.9
    OIL
  Empresa Nacional de Electricidad S.A. - ADR{\/} .........   CHLE            202,653      4,572,358         0.8
    ELECTRICAL & GAS UTILITIES

    The accompanying notes are an integral part of the financial statements.

                                       F3

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                                 June 30, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                           COUNTRY       SHARES         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Energy (Continued)
  Chilgener S.A. - ADR-/- {\/} ............................   CHLE            152,401   $  4,267,228         0.8
    ELECTRICAL & GAS UTILITIES
  Companhia Energetica de Minas Gerais (Cemig) -
   ADR{\/} ................................................   BRZL             82,874      4,216,629         0.8
    ELECTRICAL & GAS UTILITIES
  C.A. La Electricidad de Caracas .........................   VENZ          2,486,529      3,987,926         0.7
    ELECTRICAL & GAS UTILITIES
  Korea Electric Power Corp. - ADR{\/} ....................   KOR             190,870      3,566,883         0.6
    ELECTRICAL & GAS UTILITIES
  Light - Participacoes S.A.-/- ...........................   BRZL          7,485,850      2,983,214         0.5
    ELECTRICAL & GAS UTILITIES
  Light - Servicos de Electricidade S.A. ..................   BRZL          5,322,290      2,648,735         0.5
    ELECTRICAL & GAS UTILITIES
  Enersis S.A. ADR{\/} ....................................   CHLE             62,748      2,231,476         0.4
    ELECTRICAL & GAS UTILITIES
  Manila Electric Co. "B" .................................   PHIL            361,110      1,781,567         0.3
    ELECTRICAL & GAS UTILITIES
  PTT Exploration and Production Public Co., Ltd. -
   Foreign ................................................   THAI            112,200      1,630,108         0.3
    OIL
  Belle Corp.-/- ..........................................   PHIL          4,710,000      1,376,357         0.2
    OIL
  Bombay Suburban Electric Supply (BSES) Ltd.-/- ..........   IND             200,000      1,332,867         0.2
    ELECTRICAL & GAS UTILITIES
  Yukong Ltd. .............................................   KOR              53,680      1,302,619         0.2
    OIL
  YPF S.A. - ADR{\/} ......................................   ARG              37,760      1,161,120         0.2
    OIL
  Perez Companc S.A. "B"-/- ...............................   ARG             100,460        806,855         0.1
    OIL
  Guangdong Electric Power Development Co., Ltd. "B" ......   CHNA            833,160        682,936         0.1
    ENERGY SOURCES
  Electricity Generating Public Co., Ltd. - Foreign .......   THAI            136,200        334,185         0.1
    ELECTRICAL & GAS UTILITIES
  EDP-Electricidade de Portugal S.A. ......................   PORT              9,030        165,721          --
    ELECTRICAL & GAS UTILITIES
                                                                                        ------------
                                                                                          68,315,112
                                                                                        ------------
Services (11.7%)
  Telecomunicacoes Brasileiras S.A. (Telebras): ...........   BRZL                 --             --         4.1
    TELEPHONE NETWORKS
    ADR{\/} ...............................................   --              115,091     17,465,059          --
    Common ................................................   --           40,244,258      5,458,116          --
  Telefonos de Mexico, S.A. de C.V. "L" - ADR{\/} .........   MEX             142,738      6,815,740         1.2
    TELEPHONE NETWORKS
  Pick'n Pay Stores Ltd. ..................................   SAFR          3,640,456      5,458,075         1.0
    RETAILERS-OTHER
  Compania de Telefonos de Chile S.A. - ADR{\/} ...........   CHLE            128,402      4,237,266         0.8
    TELEPHONE NETWORKS
  Cifra S.A. de C.V.: .....................................   MEX                  --             --         0.5
    RETAILERS-OTHER
    "B" ADR{\/} ...........................................   --            1,000,000      1,580,000          --
    "B" ...................................................   --              592,636      1,104,522          --

    The accompanying notes are an integral part of the financial statements.

                                       F4

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                                 June 30, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                           COUNTRY       SHARES         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Services (Continued)
  Telecomunicacoes de Sao Paulo S.A. (TELESP) Preferred ...   BRZL          7,715,118   $  2,519,149         0.4
    TELEPHONE NETWORKS
  Konsortium Perkapalan Berhad ............................   MAL             370,000      2,184,664         0.4
    TRANSPORTATION - SHIPPING
  Mahanagar Telephone Nigam Ltd. ..........................   IND             233,600      1,984,783         0.4
    TELECOM - OTHER
  Advanced Info. Service "L" ..............................   THAI            221,100      1,930,781         0.3
    WIRELESS COMMUNICATIONS
  PT Telekomunikasi Indonesia - Foreign ...................   INDO          1,173,500      1,918,825         0.3
    TELECOM - OTHER
  Telecomasia (Local)-/- ..................................   THAI          1,361,600      1,644,127         0.3
    TELEPHONE NETWORKS
  Compania Anonima Nacional Telefonos de Venezuela (CANTV)
   - ADR{\/ } .............................................   VENZ             37,626      1,622,621         0.3
    TELEPHONE NETWORKS
  SM Prime Holdings, Inc. .................................   PHIL          4,441,000      1,314,603         0.2
    RETAILERS-APPAREL
  Telefonica de Argentina S.A. "B" - ADR{\/} ..............   ARG              32,028      1,108,970         0.2
    TELEPHONE NETWORKS
  PT Matahari Putra Prima - Foreign .......................   INDO            517,500      1,043,089         0.2
    RETAILERS-APPAREL
  Migros Turk T.A.S. ......................................   TRKY          1,305,000        923,349         0.2
    RETAILERS-FOOD
  Portugal Telecom S.A. - Registered ......................   PORT             20,551        829,046         0.1
    TELEPHONE NETWORKS
  Sonae Investimentos-Sociedade Gestora de Participacoes
   Sociais S.A. ...........................................   PORT             18,602        777,796         0.1
    RETAILERS-OTHER
  Hellenic Telecommunications Organization S.A. ...........   GREC             30,660        719,876         0.1
    TELEPHONE NETWORKS
  PT Steady Safe Transportation - Foreign .................   INDO            554,500        650,072         0.1
    TRANSPORTATION - ROAD & RAIL
  Danubius Hotel and Spa Rt.-/- ...........................   HGRY             21,940        648,360         0.1
    LEISURE & TOURISM
  Philippine Long Distance Telephone Co. ..................   PHIL             15,610        506,510         0.1
    TELEPHONE - LONG DISTANCE
  Investec-Consultoria Internacional S.A.-/- ..............   PORT             14,612        498,053         0.1
    BROADCASTING & PUBLISHING
  Indian Hotels Co., Ltd. .................................   IND              25,850        471,446         0.1
    LEISURE & TOURISM
  Blue Square Chain Investments & Properties Ltd.-/- ......   ISRL             29,644        288,626         0.1
    RETAILERS-FOOD
  Estabelecimentos Jeronimo Martins & Filho, Sociedade
   Gestora de Participacoes Sociais S.A. ..................   PORT              3,854        269,233          --
    RETAILERS - OTHER
  PT Indosat - Foreign ....................................   INDO             58,000        173,571          --
    TELECOM - OTHER
                                                                                        ------------
                                                                                          66,146,328
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                       F5

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                                 June 30, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                           COUNTRY       SHARES         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Materials/Basic Industry (11.0%)
  General Mining Union Corp. (Gencor) .....................   SAFR          1,662,487   $  7,660,893         1.4
    METALS - NON-FERROUS
  Kimberly-Clark de Mexico, S.A. de C.V. "A" ..............   MEX           1,389,779      5,600,419         1.0
    PAPER/PACKAGING
  SA Iron & Steel Industrial Corp., Ltd. (ISCOR) ..........   SAFR          7,933,404      5,247,539         0.9
    METALS - STEEL
  PT Gudang Garam - Foreign ...............................   INDO            949,500      3,983,916         0.7
    MISC. MATERIALS & COMMODITIES
  Sappi Ltd. ..............................................   SAFR            398,303      3,600,578         0.6
    FOREST PRODUCTS
  Suez Cement Co. - Reg S GDR-/- {c} {\/} .................   EGPT            158,195      3,195,539         0.6
    CEMENT
  Pohang Iron & Steel Co., Ltd. - ADR{\/} .................   KOR              88,870      2,843,840         0.5
    METALS - STEEL
  Apasco S.A. .............................................   MEX             369,933      2,655,356         0.5
    CEMENT
  Helwan Portland Cement Co.-/- ...........................   EGPT            124,280      2,630,822         0.5
    CEMENT
  Industrias Penoles S.A. "CP" ............................   MEX             548,803      2,619,271         0.5
    METALS - NON-FERROUS
  Cosco Pacific Ltd. ......................................   HK              994,000      2,303,183         0.4
    PAPER/PACKAGING
  Anglo American Corporation of South Africa Ltd. .........   SAFR             37,760      2,274,924         0.4
    GOLD
  Siam Cement Co., Ltd. - Foreign .........................   THAI            117,100      2,027,079         0.4
    CEMENT
  Ameriyah Cement Co.-/- ..................................   EGPT             67,800      1,652,344         0.3
    CEMENT
  Maanshan Iron and Steel Co. "H" .........................   CHNA          7,091,000      1,482,860         0.3
    METALS - STEEL
  Torah Portland Cement Co.-/- ............................   EGPT             50,650      1,282,090         0.2
    CEMENT
  Eregli Demir Ve Celik Fabrikalari T.A.S. ................   TRKY          6,806,621      1,135,201         0.2
    METALS - STEEL
  Titan Cement Co., S.A. ..................................   GREC             22,586      1,114,049         0.2
    BUILDING MATERIALS & COMPONENTS
  Paints & Chemical Industry-/- ...........................   EGPT             31,400      1,058,219         0.2
    CHEMICALS
  Pannonplast Rt. .........................................   HGRY             20,732      1,040,474         0.2
    MISC. MATERIALS & COMMODITIES
  Turk Sise ve Cam Fabrikalari AS-/- ......................   TRKY         16,264,000      1,030,199         0.2
    GLASS
  Helioplis Housing-/- ....................................   EGPT              8,000        946,814         0.2
    BUILDING MATERIALS & COMPONENTS
  Cahya Mata Sarawak Bhd. .................................   MAL              97,000        791,837         0.1
    BUILDING MATERIALS & COMPONENTS
  North Cairo Flour Mills-/- ..............................   EGPT             15,170        790,313         0.1
    MISC. MATERIALS & COMMODITIES
  Israel Chemicals Ltd.-/- ................................   ISRL            654,789        772,596         0.1
    CHEMICALS

    The accompanying notes are an integral part of the financial statements.

                                       F6

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                                 June 30, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                           COUNTRY       SHARES         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Materials/Basic Industry (Continued)
  Oryx Gold Holdings Ltd.-/- ..............................   SAFR            698,990   $    708,930         0.1
    GOLD
  Cimpor-Cimentos de Portugal, SGPS S.A. ..................   PORT             21,964        511,911         0.1
    CEMENT
  Agros Holding S.A.-/- ...................................   POL              16,123        429,456         0.1
    MISC. MATERIALS & COMMODITIES
                                                                                        ------------
                                                                                          61,390,652
                                                                                        ------------
Multi-Industry/Miscellaneous (7.5%)
  Barlow Ltd. .............................................   SAFR            657,524      7,154,406         1.3
    CONGLOMERATE
  Sime Darby Bhd. .........................................   MAL           1,245,000      4,144,244         0.7
    MISCELLANEOUS
  Bimantara Citra - Foreign ...............................   INDO          2,369,500      4,142,483         0.7
    CONGLOMERATE
  Delta Corporation Ltd. (subdivision)-/- .................   ZBBW          2,472,400      3,797,016         0.7
    MULTI-INDUSTRY
  Renong Bhd. .............................................   MAL           2,519,000      3,294,115         0.6
    MULTI-INDUSTRY
  Shanghai Industrial Holdings Ltd. .......................   HK              520,000      3,235,400         0.6
    MULTI-INDUSTRY
  Haci Omer Sabanci Holding Reg S - ADR-/- {c} {\/} .......   TRKY            343,073      3,087,657         0.6
    MULTI-INDUSTRY
  Suramericana de Seguros S.A. ............................   COL             102,214      2,644,436         0.5
    CONGLOMERATE
  ITC Ltd.-/- .............................................   IND             136,000      2,140,811         0.4
    MULTI-INDUSTRY
  San Luis "CPO"-/- .......................................   MEX             248,277      1,841,521         0.3
    CONGLOMERATE
  Koc Holding AS ..........................................   TRKY          7,535,000      1,777,123         0.3
    CONGLOMERATE
  Koor Industries Ltd.: ...................................   ISRL                 --             --         0.2
    CONGLOMERATE
    Common ................................................   --                5,700        504,688          --
    ADR{\/} ...............................................   --               22,043        388,508          --
  Mosenergo: ..............................................   RUS                  --             --         0.2
    MISCELLANEOUS
    Reg S ADR{c} {\/} .....................................   --               10,964        455,006          --
    144A ADR{.} {\/} ......................................   --               10,000        415,000          --
  GT Taiwan Fund{\/}+X+ ...................................   TWN              49,751        762,687         0.1
    COUNTRY FUNDS
  Graboplast Rt. ..........................................   HGRY             13,452        632,021         0.1
    MISCELLANEOUS
  Banco Comercial Portugues "A", Convertible Preferred, 8%
   till 6/30/03{\/ } ......................................   PORT              6,615        453,128         0.1
    MISCELLANEOUS
  Discount Investment Corp. ...............................   ISRL              3,871        309,507         0.1
    MULTI-INDUSTRY
                                                                                        ------------
                                                                                          41,179,757
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                       F7

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                                 June 30, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                           COUNTRY       SHARES         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Consumer Non-Durables (4.7%)
  South African Breweries Ltd. ............................   SAFR            197,892   $  6,075,727         1.1
    BEVERAGES - ALCOHOLIC
  Gruma S.A. "B"-/- .......................................   MEX           1,021,073      4,757,550         0.8
    FOOD
  Companhia Cervejaria Brahma Preferred ...................   BRZL          4,662,721      3,551,724         0.6
    BEVERAGES - ALCOHOLIC
  Fomento Economico Mexicano, S.A. de C.V. "B"-/- .........   MEX             387,105      2,305,763         0.4
    BEVERAGES - ALCOHOLIC
  San Miguel Corp. "B" ....................................   PHIL            851,600      2,246,156         0.4
    BEVERAGES - ALCOHOLIC
  Hindustan Lever Ltd.-/- .................................   IND              40,650      1,636,802         0.3
    PERSONAL CARE/COSMETICS
  Eastern Tobacco Co.-/- ..................................   EGPT             64,075      1,621,913         0.3
    TOBACCO
  Embotelladora Andina S.A.: ..............................   CHLE                 --             --         0.3
    BEVERAGES - NON-ALCOHOLIC
    "B" ADR{\/} ...........................................   --               41,497        866,250          --
    "A" ADR{\/} ...........................................   --               34,400        737,450          --
  Bavaria .................................................   COL             106,425        764,503         0.1
    BEVERAGES - ALCOHOLIC
  A-Ahram Beverages Co. S.A.E. - GDR-/- {\/} ..............   EGPT             36,514        746,711         0.1
    BEVERAGES - ALCOHOLIC
  Ng Fung Hong Ltd. .......................................   HK              462,000        691,795         0.1
    FOOD
  La Tondena Distillers, Inc. .............................   PHIL            137,900        332,321         0.1
    BEVERAGES - NON-ALCOHOLIC
  Zaklady Piwowarskie w Zywcu S.A. (Zywiec) ...............   POL               4,461        285,178         0.1
    BEVERAGES - ALCOHOLIC
                                                                                        ------------
                                                                                          26,619,843
                                                                                        ------------
Consumer Durables (2.9%)
  Johnson Electric Holdings Ltd. ..........................   HK            1,375,500      4,101,571         0.7
    AUTO PARTS
  Samsung Electronics Co. - 144A GDR{.} -/- {\/} ..........   KOR              55,070      3,221,595         0.6
    CONSUMER ELECTRONICS
  Arcelik AS ..............................................   TRKY         16,609,500      2,238,477         0.4
    APPLIANCES & HOUSEHOLD
  PT Astra International - Foreign ........................   INDO            405,000      1,665,981         0.3
    AUTO PARTS
  Qingling Motors Co., Ltd.-/- ............................   CHNA          2,708,000      1,398,255         0.3
    AUTOMOBILES
  Bajaj Auto Ltd. .........................................   IND              52,800      1,360,246         0.2
    AUTOMOBILES
  Tata Engineering and Locomotive Co., Ltd.: ..............   IND                  --             --         0.2
    AUTOMOBILES
    GDR{\/} ...............................................   --               48,000        736,800          --
    Common ................................................   --               25,000        316,084          --
  BEC World Public Co., Ltd. ..............................   THAI             77,800        667,372         0.1
    CONSUMER ELECTRONICS

    The accompanying notes are an integral part of the financial statements.

                                       F8

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                                 June 30, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                           COUNTRY       SHARES         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Consumer Durables (Continued)
  Mahindra & Mahindra Ltd.-/- .............................   IND              43,300   $    524,445         0.1
    AUTOMOBILES
                                                                                        ------------
                                                                                          16,230,826
                                                                                        ------------
Capital Goods (2.9%)
  United Engineers Ltd. ...................................   MAL             659,000      4,752,843         0.8
    CONSTRUCTION
  Hindalco Industries Ltd.: ...............................   IND                  --             --         0.8
    INDUSTRIAL COMPONENTS
    144A GDR{.} {\/} ......................................   --               73,400      2,594,690          --
    Common ................................................   --               63,600      1,739,883          --
  ECI Telecommunications Ltd.{\/} .........................   ISRL             73,000      2,171,750         0.4
    TELECOM EQUIPMENT
  Cheung Kong Infrastructure Holdings .....................   HK              471,000      1,364,944         0.2
    CONSTRUCTION
  New World Infrastructure Ltd.-/- ........................   HK              482,000      1,362,601         0.2
    INDUSTRIAL COMPONENTS
  IJM Corporation Bhd. ....................................   MAL             589,000      1,237,052         0.2
    CONSTRUCTION
  Irkutskenergo - ADR{\/} .................................   RUS              36,412        609,901         0.1
    ELECTRICAL PLANT/EQUIPMENT
  C & P Homes, Inc. .......................................   PHIL          1,382,000        519,233         0.1
    CONSTRUCTION
  Elektrim Spolka Akcyjna S.A. ............................   POL              58,947        513,207         0.1
    ELECTRICAL PLANT/EQUIPMENT
  Sungmi Telecom Electronics Co. ..........................   KOR               1,400        186,561          --
    ELECTRICAL PLANT/EQUIPMENT
                                                                                        ------------
                                                                                          17,052,665
                                                                                        ------------
Technology (2.0%)
  Asustek Computer Inc. Reg. S - GDR-/- {c} {\/} ..........   TWN             956,400     10,831,230         1.9
    COMPUTERS & PERIPHERALS
  Clal Electronics Industries Ltd. ........................   ISRL              2,754        356,681         0.1
    SEMICONDUCTORS
                                                                                        ------------
                                                                                          11,187,911
                                                                                        ------------
Health Care (1.2%)
  Teva Pharmaceutical Industries Ltd. .....................   ISRL             28,162      1,826,178         0.3
    MEDICAL TECHNOLOGY & SUPPLIES
  Richter Gedeon Rt. - GDR{\/} ............................   HGRY             17,552      1,614,784         0.3
    PHARMACEUTICALS
  Ranbaxy Laboratories Ltd. ...............................   IND              79,850      1,522,734         0.3
    MEDICAL TECHNOLOGY & SUPPLIES
  Egypt International Pharmaceuticals-/- ..................   EGPT             19,000      1,175,847         0.2
    PHARMACEUTICALS

    The accompanying notes are an integral part of the financial statements.

                                       F9

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                                 June 30, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                           COUNTRY       SHARES         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Health Care (Continued)
  PT Kalbe Farma - Foreign ................................   INDO            479,000   $    640,374         0.1
    MEDICAL TECHNOLOGY & SUPPLIES
                                                                                        ------------
                                                                                           6,779,917
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $381,434,874) ..............                              405,699,232        72.4
                                                                                        ------------       -----

                                                                          PRINCIPAL        VALUE         % OF NET
FIXED INCOME INVESTMENTS                                     CURRENCY      AMOUNT         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Government & Government Agency Obligations (14.6%)
  Argentina (4.2%)
    Republic of Argentina:
      BOCON Pro 1, 3.2424% due 4/1/07+ ....................   ARS           9,345,700      9,845,220         1.7
      Global Bond, 11% due 10/9/06 ........................   USD           7,657,000      8,529,898         1.5
      Global Bond, 11.375% due 1/30/17 ....................   USD           3,849,000      4,292,597         0.8
      Discount Bond, 6.875% due 3/31/23+ ..................   USD             600,000        519,375         0.1
      BOCON Pre 1, 3.2424% due 4/1/01+ ....................   ARS             298,800        356,091         0.1
  Brazil (1.7%)
    Federal Republic of Brazil:
      Debt Conversion Bond Series L, 6.9375% due
       4/15/12+ ...........................................   USD           6,377,000      5,265,011         0.9
      Debt Conversion Bond Registered, 6.9375% due
       4/15/12+ ...........................................   USD           5,623,000      4,642,489         0.8
  Bulgaria (3.2%)
    Republic of Bulgaria:
      Interest Arrears Bond, 6.5625% due 7/28/11 -
       Euro+ ..............................................   USD          13,583,000      9,822,207         1.7
      Discount Bond Series A, 6.6875% due 7/28/24 -
       Euro+ ..............................................   USD          11,442,000      8,438,475         1.5
  Ecuador (1.0%)
    Republic of Ecuador, Discount Bond, 6.4375% due 2/28/25
     - Euro+ ..............................................   USD           7,542,000      5,416,099         1.0
  Mexico (1.2%)
    United Mexican States:
      Global Bond, 11.5% due 5/15/26 ......................   USD           3,336,000      3,818,886         0.7
      Par Bond Series A, 6.25% due 12/31/19+/+ ............   USD           3,534,000      2,736,641         0.5
  Poland (1.4%)
    Republic of Poland:
      12% due 6/12/01 .....................................   PLZ          15,923,000      3,950,455         0.7
      Past Due Interest Bond, 4% due 10/27/14 - Euro++
       {j} ................................................   USD           4,300,000      3,695,313         0.7
  Russia (0.0%)
    City of St. Petersburg, 9.5% due 6/18/02 - 144A{.} ....   USD             250,000        250,313          --
  South Africa (0.7%)
    Republic of South Africa, 13% due 8/31/10 .............   ZAR          20,173,000      4,072,762         0.7
  Venezuela (1.2%)
    Republic of Venezuela:
      Debt Conversion Bond, 6.75% due 12/18/07+ ...........   USD           4,000,000      3,710,000         0.7
      Par Bond Series B, 6.75% due 3/31/20+/+ .............   USD           3,750,000      2,957,813         0.5
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $79,921,652) .............................................                               82,319,645
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                      F10

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                                 June 30, 1997

--------------------------------------------------------------------------------

                                                                          PRINCIPAL        VALUE         % OF NET
FIXED INCOME INVESTMENTS                                     CURRENCY      AMOUNT         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Sovereign Debt (4.1%)
  Russia (4.1%)
    Bank for Foreign Economic Affairs (Vnesheconombank)
     Loan Agreement ** -/- {j} ............................   USD          22,635,000   $ 20,757,963         3.7
    Bank for Foreign Economic Affairs (Vnesheconombank)
     Loan Agreement ** -/- ................................   DEM           4,186,000      2,338,053         0.4
                                                                                        ------------
Total Sovereign Debt (cost $12,011,123) ...................                               23,096,016
                                                                                        ------------
Corporate Bonds (2.8%)
  Argentina (0.5%)
    Supermercados Norte, 10.875% due 2/9/04 - 144A{.} .....   USD           1,193,000      1,222,706         0.2
    Central Termica Guemes S.A., 12% due 11/26/01 -
     144A{.} ..............................................   USD           1,020,000      1,068,144         0.2
    Acindar Industrial Argentina, 11.25% due 2/15/04 ......   USD             661,000        697,355         0.1
  Brazil (0.6%)
    RBS Participacoes S.A., 11% due 4/1/07 - 144A{.} ......   USD           1,107,000      1,162,350         0.2
    Tevecap S.A., 12.625% due 11/26/04 - 144A{.} ..........   USD             840,000        908,250         0.2
    TV Filme, Inc., 12.875% due 12/15/04 - 144A{.} ........   USD             844,000        887,255         0.2
  China (0.7%)
    Panda Global Energy Co., 12.5% due 4/15/04 -
     144A{.} ..............................................   USD           2,139,000      2,074,830         0.4
    Greater Beijing First, 9.5% due 6/15/07 - 144A{.} .....   USD             960,000        974,400         0.2
    Road King Infrastructure, 9.5% due 7/15/07 -
     144A{.} ..............................................   USD             700,000        704,375         0.1
  Indonesia (0.4%)
    PT Tjiwi Kimia, 13.25% due 8/1/01 .....................   USD           1,507,000      1,716,096         0.3
    Indah Kiat Financial Mauritius, 10% due 7/1/07 -
     144A{.} ..............................................   USD             530,000        529,338         0.1
  Mexico (0.3%)
    Copamex Industrias S.A., 11.375% due 4/30/04 -
     144A{.} ..............................................   USD             996,000      1,068,210         0.2
    Grupo Mexico de Desarrollo, 8.25% due 2/17/01 .........   USD             860,000        597,700         0.1
  Russia (0.3%)
    Lukinter Finance, 3.5% due 5/6/02 - 144A{.} ...........   USD           1,213,000      1,522,315         0.3
                                                                                        ------------
Total Corporate Bonds (cost $14,421,367) ..................                               15,133,324
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $106,354,142) ........                              120,548,985        21.5
                                                                                        ------------       -----


                                                                         UNDERLYING
                                                                           NOMINAL         VALUE         % OF NET
OPTIONS                                                      CURRENCY      AMOUNT         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
  Republic of Bulgaria Floating Interest Rate Bond 'A'
   7/28/12, Call Option, strike 45.9375 expires 7/17/97 ...   USD          10,115,000      1,118,972         0.2
    GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS
  Republic of Brazil Debt Conversion Bond 4/15/12, Call
   Option, strike 80.222, expires 9/16/97 .................   USD          17,370,000        464,422         0.1
    GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS

    The accompanying notes are an integral part of the financial statements.

                                      F11

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                                 June 30, 1997

--------------------------------------------------------------------------------

                                                                         UNDERLYING
                                                                           NOMINAL         VALUE         % OF NET
OPTIONS                                                      CURRENCY      AMOUNT         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
  Republic of Venezuela Debt Conversion Bond 12/18/07, Call
   Option, strike 91, expires 8/26/97 .....................   USD           9,250,000   $    187,683          --
    GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS
                                                                                        ------------       -----

TOTAL OPTIONS (cost $772,565) .............................                                1,771,077         0.3
                                                                                        ------------       -----


                                                                           NO. OF          VALUE         % OF NET
RIGHTS                                                       COUNTRY       RIGHTS         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
  Chilgener S.A. Rights, expire 7/7/97{\/} ................   CHLE             31,143        104,329          --
    ELECTRICAL & GAS UTILITIES
  Hellenic Telecommunication Organization S.A. Rights,
   expire 7/18/97 .........................................   GREC             30,660          3,767          --
    TELEPHONE NETWORKS
  Rashid Hussain Bhd. Rights for Warrants, expire
   8/5/97 .................................................   MAL             145,857             --          --
    OTHER FINANCIAL
                                                                                        ------------       -----

TOTAL RIGHTS (cost $0) ....................................                                  108,096       --0.0
                                                                                        ------------       -----

                                                                          PRINCIPAL        VALUE         % OF NET
SHORT-TERM INVESTMENTS                                       CURRENCY      AMOUNT         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Structured Notes (1.4%)
  Russia (1.4%)
    Russian Federation GKO (Treasury Bills) Linked Notes
     withcancellable currency forwards attached:
      Due 4/15/98  ........................................   USD           5,446,000      8,191,637         1.4
      (Notes issued by Credit Suisse First Boston (Cayman)
      Ltd. These notes are linked to the local price in
      Russian rubles of 54,460 Titles of Russian treasury
      bills maturing 4/8/98.) (cost $7,178,464)
Government & Government Agency Obligations (0.3%)
  Indonesia (0.3%)
    Dharmala Intiutama International Promissory Note,
     effective yield 15.19% due 10/27/97 (cost
     $1,610,308) ..........................................   IDR       4,000,000,000      1,567,393         0.3
                                                                                        ------------       -----

TOTAL SHORT-TERM INVESTMENTS (cost $8,788,772) ............                                9,759,030         1.7
                                                                                        ------------       -----

    The accompanying notes are an integral part of the financial statements.

                                      F12

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                                 June 30, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-----------------------------------------------------------                             ------------   -------------
  Dated June 30, 1997, with State Street Bank & Trust Co.,
   due July 1, 1997, for an effective yield of 5.75%,
   collateralized by $9,360,000 U.S. Treasury Bills, 6.125%
   due 3/31/98 (market value of collateral is $9,525,366,
   including accrued interest). (cost $9,334,491) .........                             $  9,334,491         1.7
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $506,684,844)  * ..................                              547,220,911        97.6
Other Assets and Liabilities ..............................                               13,377,933         2.4
                                                                                        ------------       -----

NET ASSETS ................................................                             $560,598,844       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

       {\/}  U.S. currency denominated.
        -/-  Non-income producing security.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        {c} Security issued under Regulation S. Rule 144A and additional restrictions may apply in the resale of such securities.
         **  Underlying loan agreement currently in default.
          + The coupon rate shown on floating rate note represents the rate at period end.
        +/+ Issued with detachable warrants or value recovery rights. The current market value of each warrant or right is zero.
        {j} All or part of the Fund's holdings in this security is segregated as collateral for when-issued securities. See Note 1 to the Financial Statements.
         ++ The coupon rate shown on step-up coupon bond represents the rate at period end.
        +X+ The G.T. Global Developing Markets Fund, Inc. (the "Fund") has invested in the GT Global Taiwan Fund, a fund managed by LGT Asset Management Ltd. who is an affiliate of the Fund's manager, Chancellor LGT Asset Management, Inc.
          * For Federal income tax purposes, cost is $507,655,947 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  51,174,996
                 Unrealized depreciation:           (11,610,032)
                                                  -------------
                 Net unrealized appreciation:     $  39,564,964
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depository Receipt
    GDR--Global Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                      F13

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                                 June 30, 1997

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at June 30, 1997, was concentrated in the following countries:

                                               PERCENTAGE OF NET ASSETS {D}
                                        -------------------------------------------
                                                 FIXED INCOME,
                                                   RIGHTS &      SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY     WARRANTS       & OTHER     TOTAL
--------------------------------------  ------   -------------   ----------   -----
Argentina (ARG/ARS) ..................    0.6         4.7                       5.3
Brazil (BRZL/BRL) ....................   10.1         2.3            0.1       12.5
Bulgaria (BUL/LEV) ...................                3.2            0.2        3.4
Chile (CHLE/CLP) .....................    4.0                                   4.0
China (CHNA/RMB) .....................    0.7         0.7                       1.4
Colombia (COL/COP) ...................    0.8                                   0.8
Ecuador (ECDR/ECS) ...................                1.0                       1.0
Egypt (EGPT/EGP) .....................    3.0                                   3.0
Greece (GREC/GRD) ....................    0.5                                   0.5
Hong Kong (HK/HKD) ...................    2.9                                   2.9
Hungary (HGRY/HUF) ...................    0.7                                   0.7
India (IND/INR) ......................    3.5                                   3.5
Indonesia (INDO/IDR) .................    3.2         0.4            0.3        3.9
Israel (ISRL/ILS) ....................    1.7                                   1.7
Korea (KOR/KRW) ......................    2.9                                   2.9
Malaysia (MAL/MYR) ...................    7.1                                   7.1
Mexico (MEX/MXN) .....................    5.2         1.5                       6.7
Panama (PAN/PND) .....................    1.4                                   1.4
Philippines (PHIL/PHP) ...............    1.7                                   1.7
Poland (POL/PLZ) .....................    0.4         1.4                       1.8
Portugal (PORT/PTE) ..................    0.6                                   0.6
Russia (RUS/SUR) .....................    2.3         4.4            1.4        8.1
South Africa (SAFR/ZAR) ..............    8.7         0.7                       9.4
Taiwan (TWN/TWD) .....................    2.0                                   2.0
Thailand (THAI/THB) ..................    2.7                                   2.7
Turkey (TRKY/TRL) ....................    4.0                                   4.0
United States & Other (US/USD) .......                               4.1        4.1
Venezuela (VENZ/VEB) .................    1.0         1.2                       2.2
Zimbabwe (ZBBW/ZWD) ..................    0.7                                   0.7
                                        ------      -----          -----      -----
Total  ...............................   72.4        21.5            6.1      100.0
                                        ------      -----          -----      -----
                                        ------      -----          -----      -----

--------------

{d}  Percentages indicated are based on net assets of $560,598,844.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                 JUNE 30, 1997

                                           MARKET VALUE     CONTRACT    DELIVERY    UNREALIZED
CONTRACTS TO SELL:                        (U.S. DOLLARS)      PRICE       DATE     APPRECIATION
----------------------------------------  --------------   -----------  --------  --------------
Deutsche Marks..........................     1,667,986         1.67438  08/13/97   $    64,004
                                                                                  --------------
THE VALUE OF CONTRACTS TO SELL AS A
 PERCENTAGE OF NET ASSETS IS 0.30%.
  Total Open Forward Foreign Currency
   Contracts (Receivable amount
   $1,731,990)..........................                                           $    64,004
                                                                                  --------------
                                                                                  --------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                      F14

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                                 June 30, 1997

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $506,684,844) (Note 1).................  $547,220,911
  U.S. currency.......................................................  $       598
  Foreign currencies (cost $14,877,210)...............................   15,209,832    15,210,430
                                                                        -----------
  Receivable for securities sold...................................................    19,797,548
  Interest receivable..............................................................     2,470,017
  Dividends and dividend withholding tax reclaims receivable.......................     1,012,312
  Unamortized organizational costs (Note 1)........................................       109,155
  Receivable for open forward foreign currency contracts (Note 1)..................        64,004
  Cash held as collateral for securities loaned (Note 1)...........................    38,768,656
                                                                                     ------------
    Total assets...................................................................   624,653,033
                                                                                     ------------
Liabilities:
  Payable for securities purchased.................................................    24,293,241
  Payable for investment management and administration fees (Note 2)...............       730,616
  Payable for printing and postage expenses........................................        68,122
  Payable for professional fees....................................................        47,957
  Payable for Directors' fees and expenses (Note 2)................................        12,750
  Payable for transfer agent fees..................................................        10,250
  Payable for custodian fees.......................................................        10,195
  Payable for fund accounting fees (Note 2)........................................         9,246
  Payable for registration and filing fees.........................................         2,127
  Other accrued expenses...........................................................       101,029
  Collateral for securities loaned (Note 1)........................................    38,768,656
                                                                                     ------------
    Total liabilities..............................................................    64,054,189
                                                                                     ------------
Net assets.........................................................................  $560,598,844
                                                                                     ------------
                                                                                     ------------
Net asset value per share ($560,598,844 DIVIDED BY 36,416,667 shares
 outstanding)......................................................................  $      15.39
                                                                                     ------------
                                                                                     ------------
Net assets consist of:
  Paid in capital (Note 4).........................................................  $545,109,494
  Undistributed net investment income..............................................     7,627,240
  Accumulated net realized loss on investments and foreign currency transactions...   (32,738,231)
  Net unrealized appreciation on translation of assets and liabilities in foreign
   currencies......................................................................        64,274
  Net unrealized appreciation of investments.......................................    40,536,067
                                                                                     ------------
Total -- representing net assets applicable to capital shares outstanding..........  $560,598,844
                                                                                     ------------
                                                                                     ------------

    The accompanying notes are an integral part of the financial statements.

                                      F15

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                            STATEMENT OF OPERATIONS

                         Six months ended June 30, 1997

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Interest income............................................................................  $ 8,297,254
  Dividend income (net of foreign withholding tax of $184,613)...............................    3,761,245
                                                                                               -----------
    Total investment income..................................................................   12,058,499
                                                                                               -----------
Expenses:
  Investment management fees (Note 2)........................................................    3,689,362
  Administration fees (Note 2)...............................................................      659,522
  Custodian fees.............................................................................      134,669
  Professional fees..........................................................................       68,418
  Fund accounting fees (Note 2)..............................................................       65,953
  Amortization of organization costs (Note 1)................................................       35,087
  Printing and postage expenses..............................................................       31,856
  Transfer agent fees........................................................................       19,910
  Directors' fees and expenses (Note 2)......................................................       15,204
  Other expenses.............................................................................      167,974
                                                                                               -----------
    Total expenses before reductions.........................................................    4,887,955
      Expense reductions (Notes 1 & 5).......................................................      (92,914)
                                                                                               -----------
    Total net expenses.......................................................................    4,795,041
                                                                                               -----------
Net investment income........................................................................    7,263,458
                                                                                               -----------
Net realized and unrealized gain (loss) on investments and foreign currencies:
  (Note 1)
  Net realized gain on investments..............................................  $69,561,832
  Net realized loss on foreign currency transactions............................     (230,810)
                                                                                  -----------
    Net realized gain during the period......................................................   69,331,022
  Net change in unrealized appreciation on translation of assets and liabilities
   in foreign currencies........................................................      (25,984)
  Net change in unrealized appreciation of investments..........................  (19,982,031)
                                                                                  -----------
    Net unrealized depreciation during the period............................................  (20,008,015)
                                                                                               -----------
Net realized and unrealized gain on investments and foreign currencies.......................   49,323,007
                                                                                               -----------
Net increase in net assets resulting from operations.........................................  $56,586,465
                                                                                               -----------
                                                                                               -----------

    The accompanying notes are an integral part of the financial statements.

                                      F16

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                         SIX MONTHS
                                                                           ENDED       YEAR ENDED
                                                                          JUNE 30,    DECEMBER 31,
                                                                            1997          1996
                                                                        ------------  ------------
Increase in net assets
Operations:
  Net investment income...............................................  $ 7,263,458   $19,406,553
  Net realized gain on investments and foreign currency
   transactions.......................................................   69,331,022       945,154
  Net change in unrealized appreciation (depreciation) on translation
   of assets and liabilities in foreign currencies....................      (25,984 )      91,835
  Net change in unrealized appreciation (depreciation) of
   investments........................................................  (19,982,031 )  78,628,364
                                                                        ------------  ------------
    Net increase in net assets resulting from operations..............   56,586,465    99,071,906
Distributions to shareholders: (Note 1)
  From net investment income..........................................           --   (17,407,047 )
                                                                        ------------  ------------
      Total increase in net assets....................................   56,586,465    81,664,859
Net assets:
  Beginning of period.................................................  504,012,379   422,347,520
                                                                        ------------  ------------
  End of period *.....................................................  $560,598,844  $504,012,379
                                                                        ------------  ------------
                                                                        ------------  ------------
 * Includes undistributed net investment income of....................  $ 7,627,240   $   363,782
                                                                        ------------  ------------
                                                                        ------------  ------------

    The accompanying notes are an integral part of the financial statements.

                                      F17

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements and market price data for the shares.

                                                                                JANUARY 11, 1994
                                                                                 (COMMENCEMENT
                                           SIX MONTHS         YEAR ENDED         OF OPERATIONS)
                                             ENDED           DECEMBER 31,              TO
                                            JUNE 30,    ----------------------    DECEMBER 31,
                                              1997         1996        1995           1994
                                          ------------  ----------  ----------  ----------------
Per Share Operating Performance:
Net asset value, beginning of period....   $   13.84    $   11.60   $   12.44      $   15.00
                                          ------------  ----------  ----------  ----------------
Income from investment operations:
  Net investment income.................        0.20         0.53        0.72           0.35
  Net realized and unrealized gain
   (loss) on investments................        1.35         2.19       (0.84)         (2.46)
                                          ------------  ----------  ----------  ----------------
    Net increase (decrease) from
     investment operations..............        1.55         2.72       (0.12)         (2.11)
                                          ------------  ----------  ----------  ----------------
Distributions to shareholders:
  From net investment income............          --        (0.48)      (0.72)         (0.35)
  From net realized gain on
   investments..........................          --           --          --          (0.10)
                                          ------------  ----------  ----------  ----------------
    Total distributions.................          --        (0.48)      (0.72)         (0.45)
                                          ------------  ----------  ----------  ----------------
Net asset value, end of period..........   $   15.39    $   13.84   $   11.60      $   12.44
                                          ------------  ----------  ----------  ----------------
                                          ------------  ----------  ----------  ----------------
Market value, end of period.............   $   14.06    $   11.63   $    9.75      $    9.75
                                          ------------  ----------  ----------  ----------------
                                          ------------  ----------  ----------  ----------------

Total investment return (based on market
 value).................................       20.90 %+     24.18%       6.60%        (32.16)%+
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $ 560,599    $ 504,012   $ 422,348      $ 452,872
Ratio of net investment income to
 average net assets.....................        2.75 %++      4.07%      6.33%          2.75 %++
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................        1.82 %++      1.82%      1.77%          2.01 %++
  Without expense reductions............        1.85 %++      1.85%      1.80%          2.01 %++
Portfolio turnover rate.................         217 %++       138%        75%            56 %
Average commission rate per share paid
 on portfolio transactions..............   $  0.0019    $  0.0022         N/A            N/A

----------------

  +  Not annualized
 ++  Annualized
N/A  Not Applicable

    The accompanying notes are an integral part of the financial statements.

                                      F18

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

                                 June 30, 1997

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
G.T. Global Developing Markets Fund, Inc. ("Fund") is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act") as a non-diversified, closed-end management investment company.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
Equity securities are valued at the last sale price on the exchange on which such securities are traded or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by Chancellor LGT Asset Management, Inc. (the "Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and asked prices for securities or, if such prices are not available, at prices for securities of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost, adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Fund's Board of Directors.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations existing from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains and losses arise from sales and maturities of short-term investments, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the

                                      F19

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security, and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock and bond markets and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock and bond markets and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to collection of income on securities, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the market risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At June 30, 1997, stocks with an aggregate value of approximately $36,477,608 were on loan to brokers. The loans were secured by cash collateral of $38,768,656 received by the Fund. For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of each loan. For the period ended June 30, 1997, the Fund received securities lending income of $86,176 which was used to reduce the Fund's custodian fees and administrative expenses.

(I) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, and unrealized appreciation of securities held, or excise tax on income and capital gains. The Fund currently has a capital loss carryforward of $96,686,329 of which $18,650,929 expires in 2002 and $78,035,400 expires in
2003.

(J) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ

                                      F20

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K) DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the Fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states aggregated $353,775. These expenses are being amortized on a straightline basis over a five-period period.

(L) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(M) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(N) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

(O) SECURITIES PURCHASED ON A WHEN-ISSUED OR FORWARD COMMITMENT BASIS
The Fund may trade securities on a when-issued or forward commitment basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date. These securities are identified on the accompanying Portfolio of Investments. The Fund has purchased and sold when-issued securities during the period and has set aside liquid securities as collateral for these commitments.

(P) LINE OF CREDIT
The Fund, along with certain other Funds advised by the Manager, has a line of credit with BankBoston and State Street Bank. The arrangements with the banks allow the Fund to borrow an aggregate maximum amount of $200,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of the Fund's total assets. For the period ended June 30, 1997, the Fund had no outstanding loan balance.

2. RELATED PARTIES
Chancellor LGT Asset Management, Inc. is the Fund's investment manager and administrator. The Fund pays the Manager investment management fees, which are computed weekly and paid monthly, at the annualized rate of 1.40% of the Fund's average weekly net assets. The Manager also acts as administrator of the Fund. The Fund pays the Manager administration fees, which are computed and paid monthly, at an annualized rate of 0.25% of the Fund's average weekly net assets.

The Manager is the pricing and accounting agent for the fund. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by the Manager and 0.02% to the assets in excess of $5 billion and allocating the result according to the Fund's average daily net assets.

The Fund pays each of its Directors who is not an employee, officer or director of the Manager or any of its affiliated companies $5,000 per period plus $300 for each meeting of the board attended by the Director.

3. PURCHASES AND SALES OF SECURITIES
For the six months ended June 30, 1997, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term investments, aggregated $530,548,719 and $525,917,109, respectively. There were no purchases or sales of U.S. government obligations by the Fund for the period.

4. CAPITAL SHARES
At June 30, 1997, the Fund is authorized to issue 100 million shares of capital stock, $0.001 par value, all of which is classified as Common Stock.

5. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the six months ended June 30, 1997, the Fund's expenses were reduced by $6,738 under these arrangements.

6. SUBSEQUENT EVENT
On August 13, 1997, the Fund's Board of Directors approved certain matters required to convert the Fund from a closed-end investment company to an open-end mutual fund. A shareholder meeting has been called for October 20, 1997 at which shareholders as of August 22, 1997 may vote on a plan to convert the Fund into a newly organized GT Global Mutual Fund also to be named GT Global Developing Markets Fund. If the Fund's shareholders approve the conversion to a mutual fund, the conversion is expected to occur soon after the shareholder meeting.

                                      F21

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                                     NOTES

--------------------------------------------------------------------------------

                       GT GLOBAL DEVELOPING MARKETS FUND

                                GT GLOBAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY GT GLOBAL FUND, INCLUDING FEES, EXPENSES AND THE RISKS OF GLOBAL AND EMERGING MARKET INVESTING AND THE RISKS OF INVESTING IN RELATED INDUSTRIES, PLEASE CONTACT YOUR FINANCIAL ADVISER OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL NEW DIMENSION FUND
Captures global growth opportunities by investing directly in the six GT Global Theme Funds

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

GT GLOBAL DEVELOPING MARKETS FUND
Invests in debt and equity securities of developing market issuers

/ / GLOBAL THEME FUNDS

GT GLOBAL CONSUMER PRODUCTS AND
SERVICES FUND
Invests in companies that manufacture, market, retail, or distribute consumer products or services

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve or maintain a country's infrastructure

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore or develop natural resources

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture or sell telecommunications services or equipment

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim, excluding Japan

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in the new, unified Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. companies

GT GLOBAL AMERICA MID CAP GROWTH FUND
Concentrates on medium-sized companies in the U.S.

GT GLOBAL AMERICA VALUE FUND
Concentrates on equity securities of large cap U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government bonds from around the world

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

GT GLOBAL FLOATING RATE FUND
Invests primarily in senior secured floating rate loans that have the potential to achieve a high level of current income

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

[LOGO]

  NO DEALER, SALES REPRESENTATIVE OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY G.T. INVESTMENT FUNDS, INC., GT GLOBAL DEVELOPING MARKETS FUND, CHANCELLOR LGT ASSET MANAGEMENT, INC. OR GT GLOBAL, INC. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.
                                                                   GROSA703   MC